BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-4



-------------------------------------------------------------------------------
         PAYMENT                    PRINCIPAL    INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE      PAYMENT        DUE      PAYMENT    SHORT
-------------------------------------------------------------------------------

   1   07/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   2   08/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   3   09/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   4   10/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   5   11/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   6   12/10/2005 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   7   01/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   8   02/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
   9   03/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  10   04/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  11   05/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  12   06/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  13   07/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  14   08/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  15   09/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  16   10/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  17   11/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  18   12/10/2006 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  19   01/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  20   02/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  21   03/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  22   04/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  23   05/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  24   06/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  25   07/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  26   08/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  27   09/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  28   10/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  29   11/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  30   12/10/2007 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  31   01/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  32   02/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  33   03/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  34   04/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  35   05/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  36   06/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  37   07/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  38   08/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  39   09/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  40   10/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  41   11/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  42   12/10/2008 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  43   01/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  44   02/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  45   03/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  46   04/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  47   05/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  48   06/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  49   07/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  50   08/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  51   09/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  52   10/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  53   11/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  54   12/10/2009 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  55   01/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  56   02/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  57   03/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  58   04/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  59   05/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  60   06/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  61   07/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  62   08/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  63   09/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  64   10/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  65   11/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  66   12/10/2010 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  67   01/10/2011 206,700,000.00           0.00 818,704.25 818,704.25   0.00

------------------------------------------------------------------------
                                                                CURRENT
                                              COUPON   PREPAY  WRITEDOWN
PERIOD EXPENSE  TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
------------------------------------------------------------------------

   1      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   2      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   3      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   4      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   5      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   6      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   7      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   8      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
   9      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  10      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  11      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  12      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  13      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  14      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  15      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  16      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  17      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  18      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  19      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  20      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  21      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  22      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  23      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  24      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  25      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  26      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  27      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  28      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  29      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  30      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  31      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  32      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  33      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  34      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  35      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  36      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  37      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  38      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  39      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  40      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  41      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  42      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  43      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  44      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  45      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  46      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  47      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  48      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  49      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  50      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  51      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  52      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  53      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  54      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  55      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  56      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  57      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  58      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  59      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  60      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  61      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  62      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  63      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  64      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  65      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  66      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  67      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00




  68   02/10/2011 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  69   03/10/2011 206,700,000.00           0.00 818,704.25 818,704.25   0.00
  70   04/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  71   05/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  72   06/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  73   07/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  74   08/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  75   09/10/2011 206,699,999.99           0.00 818,704.25 818,704.25   0.00
  76   10/10/2011 206,699,999.99  31,979,792.90 818,704.25 818,704.25   0.00
  77   11/10/2011 174,720,207.09     726,210.17 692,037.62 692,037.62   0.00
  78   12/10/2011 173,993,996.93     818,459.27 689,161.22 689,161.22   0.00
  79   01/10/2012 173,175,537.65     735,129.94 685,919.44 685,919.44   0.00
  80   02/10/2012 172,440,407.71     739,418.23 683,007.71 683,007.71   0.00
  81   03/10/2012 171,700,989.48  34,230,228.23 680,079.00 680,079.00   0.00
  82   04/10/2012 137,470,761.25 137,470,761.25 544,498.77 544,498.77   0.00
-------------------------------------------------------------------------------

  68      0.00     818,704.25 206,700,000.00 4.7530%    0.00      0.00
  69      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  70      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  71      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  72      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  73      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  74      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  75      0.00     818,704.25 206,699,999.99 4.7530%    0.00      0.00
  76      0.00  32,798,497.15 174,720,207.09 4.7530%    0.00      0.00
  77      0.00   1,418,247.79 173,993,996.93 4.7530%    0.00      0.00
  78      0.00   1,507,620.50 173,175,537.65 4.7530%    0.00      0.00
  79      0.00   1,421,049.39 172,440,407.71 4.7530%    0.00      0.00
  80      0.00   1,422,425.94 171,700,989.48 4.7530%    0.00      0.00
  81      0.00  34,910,307.23 137,470,761.25 4.7530%    0.00      0.00
  82      0.00 138,015,260.02           0.00 4.7530%    0.00      0.00
------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-M



-------------------------------------------------------------------------------
         PAYMENT                    PRINCIPAL     INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE      PAYMENT        DUE       PAYMENT    SHORT
-------------------------------------------------------------------------------

   1   07/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   2   08/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   3   09/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   4   10/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   5   11/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   6   12/10/2005 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   7   01/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   8   02/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   9   03/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  10   04/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  11   05/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  12   06/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  13   07/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  14   08/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  15   09/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  16   10/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  17   11/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  18   12/10/2006 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  19   01/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  20   02/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  21   03/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  22   04/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  23   05/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  24   06/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  25   07/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  26   08/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  27   09/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  28   10/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  29   11/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  30   12/10/2007 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  31   01/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  32   02/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  33   03/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  34   04/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  35   05/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  36   06/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  37   07/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  38   08/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  39   09/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  40   10/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  41   11/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  42   12/10/2008 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  43   01/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  44   02/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  45   03/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  46   04/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  47   05/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  48   06/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  49   07/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  50   08/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  51   09/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  52   10/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  53   11/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  54   12/10/2009 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  55   01/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  56   02/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  57   03/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  58   04/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  59   05/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  60   06/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  61   07/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  62   08/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  63   09/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  64   10/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  65   11/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  66   12/10/2010 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  67   01/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  68   02/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  69   03/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  70   04/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  71   05/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  72   06/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  73   07/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00

------------------------------------------------------------------------
                                                                CURRENT
                                              COUPON   PREPAY  WRITEDOWN
PERIOD EXPENSE  TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
------------------------------------------------------------------------

   1     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   2     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   3     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   4     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   5     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   6     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   7     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   8     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   9     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  10     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  11     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  12     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  13     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  14     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  15     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  16     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  17     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  18     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  19     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  20     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  21     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  22     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  23     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  24     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  25     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  26     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  27     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  28     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  29     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  30     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  31     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  32     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  33     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  34     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  35     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  36     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  37     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  38     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  39     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  40     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  41     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  42     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  43     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  44     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  45     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  46     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  47     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  48     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  49     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  50     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  51     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  52     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  53     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  54     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  55     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  56     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  57     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  58     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  59     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  60     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  61     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  62     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  63     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  64     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  65     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  66     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  67     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  68     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  69     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  70     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  71     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  72     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  73     0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00




   74  08/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   75  09/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   76  10/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   77  11/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   78  12/10/2011 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   79  01/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   80  02/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   81  03/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   82  04/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   83  05/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   84  06/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   85  07/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   86  08/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   87  09/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   88  10/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   89  11/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   90  12/10/2012 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   91  01/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   92  02/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   93  03/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   94  04/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   95  05/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   96  06/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   97  07/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   98  08/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
   99  09/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  100  10/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  101  11/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  102  12/10/2013 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  103  01/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  104  02/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  105  03/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  106  04/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  107  05/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  108  06/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  109  07/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  110  08/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  111  09/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  112  10/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  113  11/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  114  12/10/2014 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  115  01/10/2015 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  116  02/10/2015 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  117  03/10/2015 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  118  04/10/2015 164,234,000.00           0.00  636,817.34 636,817.34   0.00
  119  05/10/2015 164,234,000.00 164,234,000.00  636,817.34 636,817.34   0.00
-------------------------------------------------------------------------------

   74    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   75    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   76    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   77    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   78    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   79    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   80    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   81    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   82    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   83    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   84    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   85    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   86    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   87    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   88    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   89    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   90    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   91    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   92    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   93    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   94    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   95    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   96    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   97    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   98    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   99    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  100    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  101    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  102    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  103    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  104    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  105    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  106    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  107    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  108    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  109    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  110    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  111    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  112    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  113    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  114    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  115    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  116    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  117    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  118    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  119    0.00  164,870,817.34           0.00 4.6530%    0.00      0.00
------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-J



-----------------------------------------------------------------------------

         PAYMENT                   PRINCIPAL    INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE     PAYMENT        DUE      PAYMENT    SHORT
-----------------------------------------------------------------------------

    1  07/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    2  08/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    3  09/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    4  10/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    5  11/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    6  12/10/2005 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    7  01/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    8  02/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
    9  03/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   10  04/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   11  05/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   12  06/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   13  07/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   14  08/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   15  09/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   16  10/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   17  11/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   18  12/10/2006 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   19  01/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   20  02/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   21  03/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   22  04/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   23  05/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   24  06/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   25  07/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   26  08/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   27  09/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   28  10/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   29  11/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   30  12/10/2007 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   31  01/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   32  02/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   33  03/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   34  04/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   35  05/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   36  06/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   37  07/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   38  08/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   39  09/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   40  10/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   41  11/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   42  12/10/2008 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   43  01/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   44  02/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   45  03/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   46  04/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   47  05/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   48  06/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   49  07/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   50  08/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   51  09/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   52  10/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   53  11/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   54  12/10/2009 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   55  01/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   56  02/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   57  03/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   58  04/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   59  05/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   60  06/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   61  07/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   62  08/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   63  09/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   64  10/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   65  11/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   66  12/10/2010 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   67  01/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   68  02/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   69  03/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   70  04/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   71  05/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   72  06/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   73  07/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00

-----------------------------------------------------------------------
                                                               CURRENT
                                             COUPON  PREPAY   WRITEDOWN
PERIOD EXPENSE TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
-----------------------------------------------------------------------

   1     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   2     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   3     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   4     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   5     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   6     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   7     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   8     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   9     0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   10    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   11    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   12    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   13    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   14    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   15    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   16    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   17    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   18    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   19    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   20    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   21    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   22    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   23    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   24    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   25    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   26    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   27    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   28    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   29    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   30    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   31    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   32    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   33    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   34    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   35    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   36    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   37    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   38    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   39    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   40    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   41    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   42    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   43    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   44    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   45    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   46    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   47    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   48    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   49    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   50    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   51    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   52    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   53    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   54    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   55    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   56    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   57    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   58    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   59    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   60    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   61    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   62    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   63    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   64    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   65    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   66    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   67    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   68    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   69    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   70    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   71    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   72    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   73    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00




   74  08/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   75  09/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   76  10/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   77  11/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   78  12/10/2011 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   79  01/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   80  02/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   81  03/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   82  04/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   83  05/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   84  06/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   85  07/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   86  08/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   87  09/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   88  10/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   89  11/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   90  12/10/2012 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   91  01/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   92  02/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   93  03/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   94  04/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   95  05/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   96  06/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   97  07/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   98  08/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
   99  09/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  100  10/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  101  11/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  102  12/10/2013 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  103  01/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  104  02/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  105  03/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  106  04/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  107  05/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  108  06/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  109  07/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  110  08/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  111  09/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  112  10/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  113  11/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  114  12/10/2014 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  115  01/10/2015 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  116  02/10/2015 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  117  03/10/2015 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  118  04/10/2015 108,805,000.00          0.00 426,424.93 426,424.93   0.00
  119  05/10/2015 108,805,000.00 27,919,133.36 426,424.93 426,424.93   0.00
  120  06/10/2015  80,885,866.64 55,929,251.41 317,005.19 317,005.19   0.00
  121  07/10/2015  24,956,615.23 24,956,615.23  97,809.13  97,809.13   0.00
-----------------------------------------------------------------------------

   74    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   75    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   76    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   77    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   78    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   79    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   80    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   81    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   82    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   83    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   84    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   85    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   86    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   87    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   88    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   89    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   90    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   91    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   92    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   93    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   94    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   95    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   96    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   97    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   98    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
   99    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  100    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  101    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  102    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  103    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  104    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  105    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  106    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  107    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  108    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  109    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  110    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  111    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  112    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  113    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  114    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  115    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  116    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  117    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  118    0.00     426,424.93 108,805,000.00 4.7030%    0.00      0.00
  119    0.00  28,345,558.29  80,885,866.64 4.7030%    0.00      0.00
  120    0.00  56,246,256.60  24,956,615.23 4.7030%    0.00      0.00
  121    0.00  25,054,424.36           0.00 4.7030%    0.00      0.00
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-M



-------------------------------------------------------------------------------

         PAYMENT                    PRINCIPAL    INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE      PAYMENT        DUE      PAYMENT    SHORT
-------------------------------------------------------------------------------

    1  07/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    2  08/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    3  09/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    4  10/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    5  11/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    6  12/10/2005 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    7  01/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    8  02/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
    9  03/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   10  04/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   11  05/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   12  06/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   13  07/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   14  08/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   15  09/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   16  10/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   17  11/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   18  12/10/2006 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   19  01/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   20  02/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   21  03/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   22  04/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   23  05/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   24  06/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   25  07/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   26  08/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   27  09/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   28  10/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   29  11/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   30  12/10/2007 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   31  01/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   32  02/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   33  03/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   34  04/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   35  05/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   36  06/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   37  07/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   38  08/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   39  09/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   40  10/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   41  11/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   42  12/10/2008 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   43  01/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   44  02/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   45  03/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   46  04/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   47  05/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   48  06/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   49  07/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   50  08/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   51  09/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   52  10/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   53  11/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   54  12/10/2009 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   55  01/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   56  02/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   57  03/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   58  04/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   59  05/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   60  06/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   61  07/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   62  08/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   63  09/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   64  10/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   65  11/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   66  12/10/2010 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   67  01/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00

------------------------------------------------------------------------
                                                                CURRENT
                                              COUPON   PREPAY  WRITEDOWN
PERIOD EXPENSE  TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
------------------------------------------------------------------------

    1    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    2    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    3    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    4    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    5    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    6    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    7    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    8    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    9    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   10    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   11    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   12    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   13    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   14    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   15    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   16    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   17    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   18    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   19    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   20    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   21    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   22    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   23    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   24    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   25    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   26    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   27    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   28    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   29    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   30    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   31    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   32    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   33    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   34    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   35    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   36    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   37    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   38    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   39    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   40    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   41    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   42    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   43    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   44    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   45    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   46    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   47    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   48    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   49    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   50    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   51    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   52    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   53    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   54    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   55    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   56    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   57    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   58    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   59    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   60    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   61    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   62    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   63    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   64    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   65    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   66    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   67    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00




   68  02/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   69  03/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   70  04/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   71  05/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   72  06/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   73  07/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   74  08/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   75  09/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   76  10/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   77  11/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   78  12/10/2011 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   79  01/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   80  02/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   81  03/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   82  04/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   83  05/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   84  06/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   85  07/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   86  08/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   87  09/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   88  10/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   89  11/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   90  12/10/2012 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   91  01/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   92  02/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   93  03/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   94  04/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   95  05/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   96  06/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   97  07/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   98  08/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
   99  09/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  100  10/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  101  11/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  102  12/10/2013 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  103  01/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  104  02/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  105  03/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  106  04/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  107  05/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  108  06/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  109  07/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  110  08/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  111  09/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  112  10/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  113  11/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  114  12/10/2014 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  115  01/10/2015 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  116  02/10/2015 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  117  03/10/2015 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  118  04/10/2015 164,234,000.00           0.00 636,817.34 636,817.34   0.00
  119  05/10/2015 164,234,000.00 164,234,000.00 636,817.34 636,817.34   0.00
-------------------------------------------------------------------------------

   68    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   69    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   70    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   71    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   72    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   73    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   74    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   75    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   76    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   77    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   78    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   79    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   80    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   81    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   82    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   83    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   84    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   85    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   86    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   87    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   88    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   89    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   90    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   91    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   92    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   93    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   94    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   95    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   96    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   97    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   98    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   99    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  100    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  101    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  102    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  103    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  104    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  105    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  106    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  107    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  108    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  109    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  110    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  111    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  112    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  113    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  114    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  115    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  116    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  117    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  118    0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  119    0.00  164,870,817.34           0.00 4.6530%    0.00      0.00
------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-J



------------------------------------------------------------------------------

         PAYMENT                    PRINCIPAL    INTEREST    INTEREST INTEREST
PERIOD    DATE      BEG BALANCE      PAYMENT       DUE        PAYMENT   SHORT
------------------------------------------------------------------------------

    1  07/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    2  08/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    3  09/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    4  10/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    5  11/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    6  12/10/2005 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    7  01/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    8  02/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
    9  03/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   10  04/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   11  05/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   12  06/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   13  07/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   14  08/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   15  09/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   16  10/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   17  11/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   18  12/10/2006 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   19  01/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   20  02/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   21  03/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   22  04/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   23  05/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   24  06/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   25  07/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   26  08/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   27  09/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   28  10/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   29  11/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   30  12/10/2007 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   31  01/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   32  02/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   33  03/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   34  04/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   35  05/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   36  06/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   37  07/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   38  08/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   39  09/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   40  10/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   41  11/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   42  12/10/2008 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   43  01/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   44  02/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   45  03/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   46  04/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   47  05/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   48  06/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   49  07/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   50  08/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   51  09/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   52  10/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   53  11/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   54  12/10/2009 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   55  01/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   56  02/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   57  03/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   58  04/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   59  05/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   60  06/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   61  07/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   62  08/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   63  09/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   64  10/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   65  11/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   66  12/10/2010 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   67  01/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   68  02/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   69  03/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   70  04/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   71  05/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   72  06/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00
   73  07/10/2011 108,805,000.00           0.00 426,424.93 426,424.93   0.00

------------------------------------------------------------------------
                                                                CURRENT
                                              COUPON   PREPAY  WRITEDOWN
PERIOD EXPENSE  TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
------------------------------------------------------------------------

    1    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    2    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    3    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    4    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    5    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    6    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    7    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    8    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
    9    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   10    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   11    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   12    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   13    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   14    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   15    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   16    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   17    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   18    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   19    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   20    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   21    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   22    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   23    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   24    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   25    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   26    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   27    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   28    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   29    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   30    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   31    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   32    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   33    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   34    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   35    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   36    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   37    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   38    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   39    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   40    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   41    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   42    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   43    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   44    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   45    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   46    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   47    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   48    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   49    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   50    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   51    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   52    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   53    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   54    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   55    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   56    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   57    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   58    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   59    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   60    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   61    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   62    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   63    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   64    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   65    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   66    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   67    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   68    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   69    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   70    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   71    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   72    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   73    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00




   74  08/10/2011 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   75  09/10/2011 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   76  10/10/2011 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   77  11/10/2011 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   78  12/10/2011 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   79  01/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   80  02/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   81  03/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   82  04/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   83  05/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   84  06/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   85  07/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   86  08/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   87  09/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   88  10/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   89  11/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   90  12/10/2012 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   91  01/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   92  02/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   93  03/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   94  04/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   95  05/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   96  06/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   97  07/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   98  08/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
   99  09/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  100  10/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  101  11/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  102  12/10/2013 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  103  01/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  104  02/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  105  03/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  106  04/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  107  05/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  108  06/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  109  07/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  110  08/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  111  09/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  112  10/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  113  11/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  114  12/10/2014 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  115  01/10/2015 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  116  02/10/2015 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  117  03/10/2015 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  118  04/10/2015 108,805,000.00           0.00 426,424.93 426,424.93    0.00
  119  05/10/2015 108,805,000.00 108,805,000.00 426,424.93 426,424.93    0.00
------------------------------------------------------------------------------

   74    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   75    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   76    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   77    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   78    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   79    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   80    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   81    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   82    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   83    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   84    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   85    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   86    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   87    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   88    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   89    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   90    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   91    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   92    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   93    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   94    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   95    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   96    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   97    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   98    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
   99    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  100    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  101    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  102    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  103    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  104    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  105    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  106    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  107    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  108    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  109    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  110    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  111    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  112    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  113    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  114    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  115    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  116    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  117    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  118    0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
  119    0.00  109,231,424.93           0.00 4.7030%    0.00      0.00
------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-M



-------------------------------------------------------------------------------

          PAYMENT                    PRINCIPAL    INTEREST   INTEREST  INTEREST
PERIOD     DATE      BEG BALANCE      PAYMENT       DUE       PAYMENT    SHORT
-------------------------------------------------------------------------------

   1     07/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   2     08/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   3     09/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   4     10/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   5     11/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   6     12/10/2005 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   7     01/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   8     02/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
   9     03/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  10     04/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  11     05/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  12     06/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  13     07/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  14     08/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  15     09/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  16     10/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  17     11/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  18     12/10/2006 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  19     01/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  20     02/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  21     03/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  22     04/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  23     05/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  24     06/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  25     07/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  26     08/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  27     09/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  28     10/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  29     11/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  30     12/10/2007 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  31     01/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  32     02/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  33     03/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  34     04/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  35     05/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  36     06/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  37     07/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  38     08/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  39     09/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  40     10/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  41     11/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  42     12/10/2008 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  43     01/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  44     02/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  45     03/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  46     04/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  47     05/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  48     06/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  49     07/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  50     08/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  51     09/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  52     10/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  53     11/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  54     12/10/2009 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  55     01/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  56     02/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  57     03/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  58     04/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  59     05/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  60     06/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  61     07/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  62     08/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  63     09/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  64     10/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00

-----------------------------------------------------------------------
                                                               CURRENT
                                             COUPON  PREPAY   WRITEDOWN
PERIOD EXPENSE TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
-----------------------------------------------------------------------

   1     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   2     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   3     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   4     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   5     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   6     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   7     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   8     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
   9     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  10     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  11     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  12     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  13     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  14     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  15     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  16     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  17     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  18     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  19     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  20     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  21     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  22     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  23     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  24     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  25     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  26     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  27     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  28     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  29     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  30     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  31     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  32     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  33     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  34     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  35     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  36     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  37     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  38     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  39     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  40     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  41     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  42     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  43     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  44     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  45     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  46     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  47     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  48     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  49     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  50     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  51     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  52     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  53     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  54     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  55     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  56     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  57     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  58     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  59     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  60     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  61     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  62     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  63     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  64     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00




  65     11/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  66     12/10/2010 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  67     01/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  68     02/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  69     03/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  70     04/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  71     05/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  72     06/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  73     07/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  74     08/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  75     09/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  76     10/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  77     11/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  78     12/10/2011 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  79     01/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  80     02/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  81     03/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  82     04/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  83     05/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  84     06/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  85     07/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  86     08/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  87     09/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  88     10/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  89     11/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  90     12/10/2012 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  91     01/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  92     02/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  93     03/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  94     04/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  95     05/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  96     06/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  97     07/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  98     08/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
  99     09/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 100     10/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 101     11/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 102     12/10/2013 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 103     01/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 104     02/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 105     03/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 106     04/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 107     05/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 108     06/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 109     07/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 110     08/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 111     09/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 112     10/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 113     11/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 114     12/10/2014 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 115     01/10/2015 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 116     02/10/2015 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 117     03/10/2015 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 118     04/10/2015 164,234,000.00          0.00 636,817.34 636,817.34   0.00
 119     05/10/2015 164,234,000.00 90,702,957.05 636,817.34 636,817.34   0.00
 120     06/10/2015  73,531,042.95 46,403,934.60 285,116.62 285,116.62   0.00
 121     07/10/2015  27,127,108.35 27,127,108.35 105,185.36 105,185.36   0.00
-------------------------------------------------------------------------------

  65     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  66     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  67     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  68     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  69     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  70     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  71     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  72     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  73     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  74     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  75     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  76     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  77     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  78     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  79     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  80     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  81     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  82     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  83     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  84     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  85     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  86     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  87     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  88     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  89     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  90     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  91     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  92     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  93     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  94     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  95     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  96     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  97     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  98     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
  99     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 100     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 101     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 102     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 103     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 104     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 105     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 106     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 107     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 108     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 109     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 110     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 111     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 112     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 113     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 114     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 115     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 116     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 117     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 118     0.00     636,817.34 164,234,000.00 4.6530%    0.00     0.00
 119     0.00  91,339,774.39  73,531,042.95 4.6530%    0.00     0.00
 120     0.00  46,689,051.22  27,127,108.35 4.6530%    0.00     0.00
 121     0.00  27,232,293.71           0.00 4.6530%    0.00     0.00
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-J



----------------------------------------------------------------------------

         PAYMENT                   PRINCIPAL   INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE     PAYMENT       DUE      PAYMENT    SHORT
----------------------------------------------------------------------------

    1  07/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    2  08/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    3  09/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    4  10/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    5  11/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    6  12/10/2005 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    7  01/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    8  02/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
    9  03/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   10  04/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   11  05/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   12  06/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   13  07/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   14  08/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   15  09/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   16  10/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   17  11/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   18  12/10/2006 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   19  01/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   20  02/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   21  03/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   22  04/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   23  05/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   24  06/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   25  07/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   26  08/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   27  09/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   28  10/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   29  11/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   30  12/10/2007 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   31  01/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   32  02/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   33  03/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   34  04/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   35  05/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   36  06/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   37  07/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   38  08/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   39  09/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   40  10/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   41  11/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   42  12/10/2008 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   43  01/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   44  02/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   45  03/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   46  04/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   47  05/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   48  06/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   49  07/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   50  08/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   51  09/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   52  10/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   53  11/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   54  12/10/2009 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   55  01/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   56  02/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   57  03/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   58  04/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   59  05/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   60  06/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   61  07/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   62  08/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   63  09/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   64  10/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   65  11/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   66  12/10/2010 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   67  01/10/2011 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   68  02/10/2011 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   69  03/10/2011 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   70  04/10/2011 108,805,000.00         0.00 426,424.93 426,424.93   0.00
   71  05/10/2011 108,668,383.55         0.00 425,889.51 425,889.51   0.00
   72  06/10/2011 105,804,389.64         0.00 414,665.04 414,665.04   0.00
   73  07/10/2011 102,954,767.78         0.00 403,496.89 403,496.89   0.00

--------------------------------------------------------------------------
                                                                 CURRENT
                                             COUPON   PREPAY    WRITEDOWN
PERIOD EXPENSE TOTAL PAYMENT   END BALANCE    PAID  PENALTIES    AMOUNT
--------------------------------------------------------------------------

    1    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    2    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    3    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    4    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    5    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    6    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    7    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    8    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
    9    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   10    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   11    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   12    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   13    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   14    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   15    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   16    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   17    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   18    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   19    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   20    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   21    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   22    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   23    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   24    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   25    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   26    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   27    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   28    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   29    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   30    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   31    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   32    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   33    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   34    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   35    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   36    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   37    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   38    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   39    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   40    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   41    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   42    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   43    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   44    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   45    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   46    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   47    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   48    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   49    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   50    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   51    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   52    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   53    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   54    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   55    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   56    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   57    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   58    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   59    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   60    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   61    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   62    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   63    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   64    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   65    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   66    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   67    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   68    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   69    0.00     426,424.93 108,805,000.00 4.7030%    0.00           0.00
   70    0.00     426,424.93 108,668,383.55 4.7030%    0.00     136,616.45
   71    0.00     425,889.51 105,804,389.64 4.7030%    0.00   2,863,993.91
   72    0.00     414,665.04 102,954,767.78 4.7030%    0.00   2,849,621.85
   73    0.00     403,496.89 100,119,321.68 4.7030%    0.00   2,835,446.11




   74  08/10/2011 100,119,321.68         0.00 392,384.31 392,384.31 0.00
   75  09/10/2011  97,298,240.88         0.00 381,328.02 381,328.02 0.00
   76  10/10/2011  94,491,257.49         0.00 370,326.99 370,326.99 0.00
   77  11/10/2011  91,698,312.03         0.00 359,380.97 359,380.97 0.00
   78  12/10/2011  88,991,449.61         0.00 348,772.32 348,772.32 0.00
   79  01/10/2012  86,298,109.20         0.00 338,216.67 338,216.67 0.00
   80  02/10/2012  83,618,435.69         0.00 327,714.59 327,714.59 0.00
   81  03/10/2012  80,952,170.32         0.00 317,265.05 317,265.05 0.00
   82  04/10/2012  78,299,256.50         0.00 306,867.84 306,867.84 0.00
   83  05/10/2012  75,734,540.33         0.00 296,816.29 296,816.29 0.00
   84  06/10/2012  73,485,712.41         0.00 288,002.75 288,002.75 0.00
   85  07/10/2012  71,248,618.93         0.00 279,235.21 279,235.21 0.00
   86  08/10/2012  69,023,018.43         0.00 270,512.71 270,512.71 0.00
   87  09/10/2012  66,809,053.09         0.00 261,835.81 261,835.81 0.00
   88  10/10/2012  64,606,484.13         0.00 253,203.58 253,203.58 0.00
   89  11/10/2012  62,415,263.51         0.00 244,615.82 244,615.82 0.00
   90  12/10/2012  60,235,530.73         0.00 236,073.08 236,073.08 0.00
   91  01/10/2013  58,067,050.92         0.00 227,574.45 227,574.45 0.00
   92  02/10/2013  55,909,961.78         0.00 219,120.46 219,120.46 0.00
   93  03/10/2013  53,764,031.04         0.00 210,710.20 210,710.20 0.00
   94  04/10/2013  51,629,211.70         0.00 202,343.49 202,343.49 0.00
   95  05/10/2013  49,505,820.68         0.00 194,021.56 194,021.56 0.00
   96  06/10/2013  47,393,447.75         0.00 185,742.82 185,742.82 0.00
   97  07/10/2013  45,292,226.20         0.00 177,507.78 177,507.78 0.00
   98  08/10/2013  43,201,930.19         0.00 169,315.56 169,315.56 0.00
   99  09/10/2013  41,122,691.25         0.00 161,166.68 161,166.68 0.00
  100  10/10/2013  39,054,286.07         0.00 153,060.26 153,060.26 0.00
  101  11/10/2013  36,996,669.03         0.00 144,996.11 144,996.11 0.00
  102  12/10/2013  34,949,969.11         0.00 136,974.75 136,974.75 0.00
  103  01/10/2014  32,913,966.72         0.00 128,995.32 128,995.32 0.00
  104  02/10/2014  30,888,789.15         0.00 121,058.31 121,058.31 0.00
  105  03/10/2014  28,874,219.28         0.00 113,162.88 113,162.88 0.00
  106  04/10/2014  26,870,212.46         0.00 105,308.84 105,308.84 0.00
  107  05/10/2014  24,877,231.91         0.00  97,498.02  97,498.02 0.00
  108  06/10/2014  22,894,725.84         0.00  89,728.25  89,728.25 0.00
  109  07/10/2014  20,922,817.29         0.00  82,000.01  82,000.01 0.00
  110  08/10/2014  18,961,295.29         0.00  74,312.48  74,312.48 0.00
  111  09/10/2014  17,010,281.23         0.00  66,666.13  66,666.13 0.00
  112  10/10/2014  15,069,566.53         0.00  59,060.14  59,060.14 0.00
  113  11/10/2014  13,139,107.87         0.00  51,494.35  51,494.35 0.00
  114  12/10/2014  11,219,024.19         0.00  43,969.23  43,969.23 0.00
  115  01/10/2015   9,309,110.47         0.00  36,483.96  36,483.96 0.00
  116  02/10/2015   7,469,137.18         0.00  29,272.79  29,272.79 0.00
  117  03/10/2015   5,761,849.70         0.00  22,581.65  22,581.65 0.00
  118  04/10/2015   4,295,530.28         0.00  16,834.90  16,834.90 0.00
  119  05/10/2015   2,994,878.52         0.00  11,737.43  11,737.43 0.00
  120  06/10/2015   1,948,610.04         0.00   7,636.93   7,636.93 0.00
  121  07/10/2015   1,718,309.94 1,629,998.00   6,734.34   6,734.34 0.00

   74    0.00     392,384.31  97,298,240.88 4.7030%    0.00   2,821,080.80
   75    0.00     381,328.02  94,491,257.49 4.7030%    0.00   2,806,983.38
   76    0.00     370,326.99  91,698,312.03 4.7030%    0.00   2,792,945.47
   77    0.00     359,380.97  88,991,449.61 4.7030%    0.00   2,706,862.41
   78    0.00     348,772.32  86,298,109.20 4.7030%    0.00   2,693,340.41
   79    0.00     338,216.67  83,618,435.69 4.7030%    0.00   2,679,673.51
   80    0.00     327,714.59  80,952,170.32 4.7030%    0.00   2,666,265.37
   81    0.00     317,265.05  78,299,256.50 4.7030%    0.00   2,652,913.82
   82    0.00     306,867.84  75,734,540.33 4.7030%    0.00   2,564,716.17
   83    0.00     296,816.29  73,485,712.41 4.7030%    0.00   2,248,827.92
   84    0.00     288,002.75  71,248,618.93 4.7030%    0.00   2,237,093.48
   85    0.00     279,235.21  69,023,018.43 4.7030%    0.00   2,225,600.50
   86    0.00     270,512.71  66,809,053.09 4.7030%    0.00   2,213,965.33
   87    0.00     261,835.81  64,606,484.13 4.7030%    0.00   2,202,568.96
   88    0.00     253,203.58  62,415,263.51 4.7030%    0.00   2,191,220.62
   89    0.00     244,615.82  60,235,530.73 4.7030%    0.00   2,179,732.78
   90    0.00     236,073.08  58,067,050.92 4.7030%    0.00   2,168,479.81
   91    0.00     227,574.45  55,909,961.78 4.7030%    0.00   2,157,089.14
   92    0.00     219,120.46  53,764,031.04 4.7030%    0.00   2,145,930.74
   93    0.00     210,710.20  51,629,211.70 4.7030%    0.00   2,134,819.34
   94    0.00     202,343.49  49,505,820.68 4.7030%    0.00   2,123,391.02
   95    0.00     194,021.56  47,393,447.75 4.7030%    0.00   2,112,372.93
   96    0.00     185,742.82  45,292,226.20 4.7030%    0.00   2,101,221.55
   97    0.00     177,507.78  43,201,930.19 4.7030%    0.00   2,090,296.02
   98    0.00     169,315.56  41,122,691.25 4.7030%    0.00   2,079,238.94
   99    0.00     161,166.68  39,054,286.07 4.7030%    0.00   2,068,405.18
  100    0.00     153,060.26  36,996,669.03 4.7030%    0.00   2,057,617.04
  101    0.00     144,996.11  34,949,969.11 4.7030%    0.00   2,046,699.92
  102    0.00     136,974.75  32,913,966.72 4.7030%    0.00   2,036,002.39
  103    0.00     128,995.32  30,888,789.15 4.7030%    0.00   2,025,177.57
  104    0.00     121,058.31  28,874,219.28 4.7030%    0.00   2,014,569.87
  105    0.00     113,162.88  26,870,212.46 4.7030%    0.00   2,004,006.82
  106    0.00     105,308.84  24,877,231.91 4.7030%    0.00   1,992,980.55
  107    0.00      97,498.02  22,894,725.84 4.7030%    0.00   1,982,506.07
  108    0.00      89,728.25  20,922,817.29 4.7030%    0.00   1,971,908.55
  109    0.00      82,000.01  18,961,295.29 4.7030%    0.00   1,961,522.00
  110    0.00      74,312.48  17,010,281.23 4.7030%    0.00   1,951,014.06
  111    0.00      66,666.13  15,069,566.53 4.7030%    0.00   1,940,714.69
  112    0.00      59,060.14  13,139,107.87 4.7030%    0.00   1,930,458.66
  113    0.00      51,494.35  11,219,024.19 4.7030%    0.00   1,920,083.68
  114    0.00      43,969.23   9,309,110.47 4.7030%    0.00   1,909,913.72
  115    0.00      36,483.96   7,469,137.18 4.7030%    0.00   1,839,973.30
  116    0.00      29,272.79   5,761,849.70 4.7030%    0.00   1,707,287.48
  117    0.00      22,581.65   4,295,530.28 4.7030%    0.00   1,466,319.42
  118    0.00      16,834.90   2,994,878.52 4.7030%    0.00   1,300,651.77
  119    0.00      11,737.43   1,948,610.04 4.7030%    0.00   1,046,268.48
  120    0.00       7,636.93   1,718,309.94 4.7030%    0.00     230,300.10
  121    0.00   1,636,732.34           0.00 4.7030%    0.00      88,311.94

--------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-M



-------------------------------------------------------------------------------

         PAYMENT                    PRINCIPAL     INTEREST   INTEREST  INTEREST
PERIOD    DATE      BEG BALANCE      PAYMENT        DUE       PAYMENT    SHORT
-------------------------------------------------------------------------------

    1  07/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    2  08/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    3  09/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    4  10/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    5  11/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    6  12/10/2005 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    7  01/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    8  02/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
    9  03/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   10  04/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   11  05/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   12  06/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   13  07/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   14  08/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   15  09/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   16  10/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   17  11/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   18  12/10/2006 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   19  01/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   20  02/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   21  03/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   22  04/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   23  05/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   24  06/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   25  07/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   26  08/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   27  09/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   28  10/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   29  11/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   30  12/10/2007 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   31  01/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   32  02/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   33  03/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   34  04/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   35  05/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   36  06/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   37  07/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   38  08/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   39  09/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   40  10/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   41  11/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   42  12/10/2008 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   43  01/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   44  02/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   45  03/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   46  04/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   47  05/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   48  06/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   49  07/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   50  08/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   51  09/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   52  10/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   53  11/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   54  12/10/2009 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   55  01/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   56  02/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   57  03/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   58  04/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   59  05/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   60  06/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   61  07/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   62  08/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   63  09/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   64  10/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   65  11/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   66  12/10/2010 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   67  01/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   68  02/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   69  03/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   70  04/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00

-----------------------------------------------------------------------
                                                               CURRENT
                                             COUPON   PREPAY  WRITEDOWN
PERIOD EXPENSE  TOTAL PAYMENT   END BALANCE    PAID  PENALTIES   AMOUNT
-----------------------------------------------------------------------

    1   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    2   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    3   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    4   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    5   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    6   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    7   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    8   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
    9   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   10   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   11   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   12   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   13   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   14   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   15   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   16   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   17   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   18   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   19   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   20   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   21   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   22   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   23   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   24   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   25   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   26   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   27   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   28   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   29   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   30   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   31   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   32   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   33   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   34   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   35   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   36   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   37   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   38   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   39   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   40   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   41   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   42   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   43   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   44   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   45   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   46   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   47   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   48   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   49   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   50   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   51   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   52   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   53   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   54   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   55   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   56   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   57   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   58   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   59   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   60   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   61   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   62   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   63   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   64   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   65   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   66   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   67   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   68   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   69   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   70   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00




   71  05/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   72  06/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   73  07/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   74  08/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   75  09/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   76  10/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   77  11/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   78  12/10/2011 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   79  01/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   80  02/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   81  03/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   82  04/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   83  05/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   84  06/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   85  07/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   86  08/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   87  09/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   88  10/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   89  11/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   90  12/10/2012 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   91  01/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   92  02/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   93  03/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   94  04/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   95  05/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   96  06/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   97  07/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   98  08/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
   99  09/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  100  10/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  101  11/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  102  12/10/2013 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  103  01/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  104  02/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  105  03/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  106  04/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  107  05/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  108  06/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  109  07/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  110  08/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  111  09/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  112  10/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  113  11/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  114  12/10/2014 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  115  01/10/2015 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  116  02/10/2015 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  117  03/10/2015 164,234,000.00           0.00 636,817.34 636,817.34    0.00
  118  04/10/2015 164,234,000.00   6,216,696.44 636,817.34 636,817.34    0.00
  119  05/10/2015 158,017,303.56 158,017,303.56 612,712.09 612,712.09    0.00
-------------------------------------------------------------------------------

   71   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   72   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   73   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   74   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   75   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   76   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   77   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   78   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   79   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   80   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   81   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   82   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   83   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   84   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   85   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   86   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   87   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   88   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   89   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   90   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   91   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   92   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   93   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   94   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   95   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   96   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   97   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   98   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
   99   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  100   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  101   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  102   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  103   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  104   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  105   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  106   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  107   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  108   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  109   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  110   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  111   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  112   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  113   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  114   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  115   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  116   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  117   0.00      636,817.34 164,234,000.00 4.6530%    0.00      0.00
  118   0.00    6,853,513.77 158,017,303.56 4.6530%    0.00      0.00
  119   0.00  158,630,015.66           0.00 4.6530%    0.00      0.00
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

BACM 2005-2                                           BANC OF AMERICA SECURITIES
A-J



--------------------------------------------------------------------------------

        PAYMENT                     PRINCIPAL     INTEREST   INTEREST  INTEREST
PERIOD    DATE     BEG BALANCE       PAYMENT         DUE      PAYMENT    SHORT
--------------------------------------------------------------------------------

 1     07/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 2     08/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 3     09/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 4     10/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 5     11/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 6     12/10/2005 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 7     01/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 8     02/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 9     03/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
10     04/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
11     05/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
12     06/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
13     07/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
14     08/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
15     09/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
16     10/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
17     11/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
18     12/10/2006 108,805,000.00           0.00  426,424.93 426,424.93    0.00
19     01/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
20     02/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
21     03/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
22     04/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
23     05/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
24     06/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
25     07/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
26     08/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
27     09/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
28     10/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
29     11/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
30     12/10/2007 108,805,000.00           0.00  426,424.93 426,424.93    0.00
31     01/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
32     02/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
33     03/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
34     04/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
35     05/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
36     06/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
37     07/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
38     08/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
39     09/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
40     10/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
41     11/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
42     12/10/2008 108,805,000.00           0.00  426,424.93 426,424.93    0.00
43     01/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
44     02/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
45     03/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
46     04/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
47     05/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
48     06/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
49     07/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
50     08/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
51     09/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
52     10/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
53     11/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
54     12/10/2009 108,805,000.00           0.00  426,424.93 426,424.93    0.00
55     01/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
56     02/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
57     03/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
58     04/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
59     05/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
60     06/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
61     07/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
62     08/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
63     09/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
64     10/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
65     11/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
66     12/10/2010 108,805,000.00           0.00  426,424.93 426,424.93    0.00
67     01/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
68     02/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
69     03/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
70     04/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
71     05/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
72     06/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
73     07/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00

------------------------------------------------------------------------
                                                                CURRENT
                                             COUPON   PREPAY   WRITEDOWN
PERIOD EXPENSE TOTAL PAYMENT   END BALANCE    PAID   PENALTIES   AMOUNT
------------------------------------------------------------------------

 1       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 2       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 3       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 4       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 5       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 6       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 7       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 8       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 9       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
10       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
11       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
12       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
13       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
14       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
15       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
16       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
17       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
18       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
19       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
20       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
21       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
22       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
23       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
24       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
25       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
26       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
27       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
28       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
29       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
30       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
31       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
32       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
33       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
34       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
35       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
36       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
37       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
38       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
39       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
40       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
41       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
42       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
43       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
44       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
45       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
46       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
47       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
48       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
49       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
50       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
51       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
52       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
53       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
54       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
55       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
56       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
57       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
58       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
59       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
60       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
61       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
62       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
63       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
64       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
65       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
66       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
67       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
68       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
69       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
70       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
71       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
72       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
73       0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00




 74    08/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 75    09/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 76    10/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 77    11/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 78    12/10/2011 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 79    01/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 80    02/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 81    03/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 82    04/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 83    05/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 84    06/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 85    07/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 86    08/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 87    09/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 88    10/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 89    11/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 90    12/10/2012 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 91    01/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 92    02/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 93    03/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 94    04/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 95    05/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 96    06/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 97    07/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 98    08/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
 99    09/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
100    10/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
101    11/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
102    12/10/2013 108,805,000.00           0.00  426,424.93 426,424.93    0.00
103    01/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
104    02/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
105    03/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
106    04/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
107    05/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
108    06/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
109    07/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
110    08/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
111    09/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
112    10/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
113    11/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
114    12/10/2014 108,805,000.00           0.00  426,424.93 426,424.93    0.00
115    01/10/2015 108,805,000.00           0.00  426,424.93 426,424.93    0.00
116    02/10/2015 108,805,000.00           0.00  426,424.93 426,424.93    0.00
117    03/10/2015 108,805,000.00           0.00  426,424.93 426,424.93    0.00
118    04/10/2015 108,805,000.00           0.00  426,424.93 426,424.93    0.00
119    05/10/2015 108,805,000.00 108,805,000.00  426,424.93 426,424.93    0.00
------------------------------------------------------------------------------




 74      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 75      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 76      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 77      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 78      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 79      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 80      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 81      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 82      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 83      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 84      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 85      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 86      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 87      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 88      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 89      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 90      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 91      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 92      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 93      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 94      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 95      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 96      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 97      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 98      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
 99      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
100      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
101      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
102      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
103      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
104      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
105      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
106      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
107      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
108      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
109      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
110      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
111      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
112      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
113      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
114      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
115      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
116      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
117      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
118      0.00      426,424.93 108,805,000.00 4.7030%    0.00      0.00
119      0.00  109,231,424.93           0.00 4.7030%    0.00      0.00
------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS A-3

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           236,800,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.377%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
PREPAYMENT                SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6
-----------------------------------------------------------------------------------------------------

During YM                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------
During Penalty               0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------
During Open                  0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
PREPAYMENT                SCENARIO 7   SCENARIO 8   SCENARIO 9   SCENARIO 10   SCENARIO 11
------------------------------------------------------------------------------------------

During YM                    0.00%        0.00%       0.00%         0.00%         0.00%
------------------------------------------------------------------------------------------
During Penalty               0.00%        0.00%       0.00%         0.00%         0.00%
------------------------------------------------------------------------------------------
During Open                  0.00%        0.00%       0.00%         0.00%         0.00%
------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
Extensions                Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6
-----------------------------------------------------------------------------------------------------

Extension Term (months)        0            6           6             6            6            6
-----------------------------------------------------------------------------------------------------
Extension Pct                0.00%       10.00%       25.00%       50.00%       75.00%       100.00%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Extensions                Scenario 7   Scenario 8   Scenario 9   Scenario 10   Scenario 11
------------------------------------------------------------------------------------------

Extension Term (months)       12           12           12           12            12
------------------------------------------------------------------------------------------
Extension Pct               10.00%       25.00%       50.00%       75.00%        100.00%
------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
                          SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6
-----------------------------------------------------------------------------------------------------

100.00000000                 4.39         4.39         4.39         4.39         4.39         4.39
-----------------------------------------------------------------------------------------------------
100.06250000                 4.37         4.38         4.38         4.38         4.38         4.38
-----------------------------------------------------------------------------------------------------
100.12500000                 4.36         4.36         4.36         4.36         4.36         4.36
-----------------------------------------------------------------------------------------------------
100.18750000                 4.34         4.34         4.35         4.35         4.35         4.35
-----------------------------------------------------------------------------------------------------
100.25000000                 4.33         4.33         4.33         4.33         4.33         4.34
-----------------------------------------------------------------------------------------------------
100.31250000                 4.31         4.31         4.32         4.32         4.32         4.32
-----------------------------------------------------------------------------------------------------
100.37500000                 4.30         4.30         4.30         4.30         4.31         4.31
-----------------------------------------------------------------------------------------------------
100.43750000                 4.28         4.28         4.29         4.29         4.29         4.29
-----------------------------------------------------------------------------------------------------
100.50000000                 4.27         4.27         4.27         4.27         4.28         4.28
-----------------------------------------------------------------------------------------------------
100.56250000                 4.25         4.25         4.26         4.26         4.26         4.27
-----------------------------------------------------------------------------------------------------
100.62500000                 4.24         4.24         4.24         4.25         4.25         4.25
-----------------------------------------------------------------------------------------------------
100.68750000                 4.22         4.22         4.23         4.23         4.23         4.24
-----------------------------------------------------------------------------------------------------
100.75000000                 4.21         4.21         4.21         4.22         4.22         4.22
-----------------------------------------------------------------------------------------------------
100.81250000                 4.19         4.19         4.20         4.20         4.21         4.21
-----------------------------------------------------------------------------------------------------
100.87500000                 4.18         4.18         4.18         4.19         4.19         4.20
-----------------------------------------------------------------------------------------------------
100.93750000                 4.16         4.16         4.17         4.17         4.18         4.18
-----------------------------------------------------------------------------------------------------
101.00000000                 4.15         4.15         4.15         4.16         4.16         4.17
-----------------------------------------------------------------------------------------------------
WAL (YRS)                    4.57         4.62         4.69         4.81         4.94         5.06
-----------------------------------------------------------------------------------------------------
MOD DUR                      4.06         4.10         4.15         4.25         4.35         4.44
-----------------------------------------------------------------------------------------------------
FIRST PRIN PAY            10/10/2009   10/10/2009   10/10/2009   10/10/2009   10/10/2009   10/10/2009
-----------------------------------------------------------------------------------------------------
MATURITY                   6/10/2010   12/10/2010   12/10/2010   12/10/2010   12/10/2010   12/10/2010
-----------------------------------------------------------------------------------------------------
YIELD SPREAD                  66           66           66           65           65           65
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                          SCENARIO 7   SCENARIO 8   SCENARIO 9   SCENARIO 10   SCENARIO 11
------------------------------------------------------------------------------------------

100.00000000                 4.39         4.39         4.39          4.39          4.39
------------------------------------------------------------------------------------------
100.06250000                 4.38         4.38         4.38          4.38          4.38
------------------------------------------------------------------------------------------
100.12500000                 4.36         4.36         4.36          4.37          4.37
------------------------------------------------------------------------------------------
100.18750000                 4.35         4.35         4.35          4.35          4.36
------------------------------------------------------------------------------------------
100.25000000                 4.33         4.33         4.34          4.34          4.34
------------------------------------------------------------------------------------------
100.31250000                 4.32         4.32         4.32          4.33          4.33
------------------------------------------------------------------------------------------
100.37500000                 4.30         4.30         4.31          4.31          4.32
------------------------------------------------------------------------------------------
100.43750000                 4.29         4.29         4.29          4.30          4.30
------------------------------------------------------------------------------------------
100.50000000                 4.27         4.27         4.28          4.29          4.29
------------------------------------------------------------------------------------------
100.56250000                 4.26         4.26         4.27          4.27          4.28
------------------------------------------------------------------------------------------
100.62500000                 4.24         4.25         4.25          4.26          4.27
------------------------------------------------------------------------------------------
100.68750000                 4.23         4.23         4.24          4.25          4.25
------------------------------------------------------------------------------------------
100.75000000                 4.21         4.22         4.22          4.23          4.24
------------------------------------------------------------------------------------------
100.81250000                 4.20         4.20         4.21          4.22          4.23
------------------------------------------------------------------------------------------
100.87500000                 4.18         4.19         4.20          4.21          4.21
------------------------------------------------------------------------------------------
100.93750000                 4.17         4.17         4.18          4.19          4.20
------------------------------------------------------------------------------------------
101.00000000                 4.15         4.16         4.17          4.18          4.19
------------------------------------------------------------------------------------------
WAL (YRS)                    4.67         4.81         5.06          5.30          5.55
------------------------------------------------------------------------------------------
MOD DUR                      4.13         4.25         4.44          4.63          4.82
------------------------------------------------------------------------------------------
FIRST PRIN PAY            10/10/2009   10/10/2009   10/10/2009    10/10/2009    10/10/2009
------------------------------------------------------------------------------------------
MATURITY                   6/10/2011    6/10/2011    6/10/2011     6/10/2011     6/10/2011
------------------------------------------------------------------------------------------
YIELD SPREAD                  66           65           65            64            63
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

No Prepayments on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
      2         3.486%
      3         3.532%
      5         3.630%
     10         3.900%
     30         4.259%
-------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           137,100,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.213%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

------------------------------------------------------------------------
PREPAYMENT                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
During YM                              0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Penalty                         0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Open                            0.00%        0.00%        0.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
EXTENSIONS                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
Extension Term (months)                  0           12           24
------------------------------------------------------------------------
Extension Pct (FASHION MALL ONLY)      0.00%       100.00%      100.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
                                    SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
100.00000000                           4.21         4.22         4.22
------------------------------------------------------------------------
100.06250000                           4.18         4.20         4.21
------------------------------------------------------------------------
100.12500000                           4.15         4.18         4.19
------------------------------------------------------------------------
100.18750000                           4.13         4.16         4.18
------------------------------------------------------------------------
100.25000000                           4.10         4.14         4.16
------------------------------------------------------------------------
100.31250000                           4.07         4.12         4.14
------------------------------------------------------------------------
100.37500000                           4.05         4.10         4.13
------------------------------------------------------------------------
100.43750000                           4.02         4.08         4.11
------------------------------------------------------------------------
100.50000000                           3.99         4.06         4.10
------------------------------------------------------------------------
100.56250000                           3.97         4.04         4.08
------------------------------------------------------------------------
100.62500000                           3.94         4.02         4.06
------------------------------------------------------------------------
100.68750000                           3.92         4.00         4.05
------------------------------------------------------------------------
100.75000000                           3.89         3.98         4.03
------------------------------------------------------------------------
100.81250000                           3.86         3.97         4.02
------------------------------------------------------------------------
100.87500000                           3.84         3.95         4.00
------------------------------------------------------------------------
100.93750000                           3.81         3.93         3.98
------------------------------------------------------------------------
101.00000000                           3.78         3.91         3.97
------------------------------------------------------------------------
WAL (YRS)                              2.53         3.52         4.34
------------------------------------------------------------------------
MOD DUR                                2.36         3.21         3.89
------------------------------------------------------------------------
FIRST PRIN PAY                       1/10/2008    1/10/2008    1/10/2008
------------------------------------------------------------------------
MATURITY                             1/10/2008    1/10/2009    1/10/2010
------------------------------------------------------------------------
YIELD SPREAD                            48           50           50
------------------------------------------------------------------------

-------------------------------------
             ASSUMPTIONS
-------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

No Prepayments on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

-------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
   1/4          3.486%
   1/2          3.486%
    2           3.486%
    3           3.532%
    5           3.630%
   10           3.900%
   30           4.259%
-------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           137,100,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.213%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

------------------------------------------------------------------------
PREPAYMENT                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
During YM                              0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Penalty                         0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Open                            0.00%        0.00%        0.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
EXTENSIONS                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
Extension Term (months)                  0           12           24
------------------------------------------------------------------------
Extension Pct (FASHION MALL ONLY)      0.00%       100.00%      100.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
                                    SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
100.00000000                           4.21         4.22         4.22
------------------------------------------------------------------------
100.06250000                           4.18         4.20         4.21
------------------------------------------------------------------------
100.12500000                           4.15         4.18         4.19
------------------------------------------------------------------------
100.18750000                           4.13         4.16         4.18
------------------------------------------------------------------------
100.25000000                           4.10         4.14         4.16
------------------------------------------------------------------------
100.31250000                           4.07         4.12         4.14
------------------------------------------------------------------------
100.37500000                           4.05         4.10         4.13
------------------------------------------------------------------------
100.43750000                           4.02         4.08         4.11
------------------------------------------------------------------------
100.50000000                           3.99         4.06         4.10
------------------------------------------------------------------------
100.56250000                           3.97         4.04         4.08
------------------------------------------------------------------------
100.62500000                           3.94         4.02         4.06
------------------------------------------------------------------------
100.68750000                           3.92         4.00         4.05
------------------------------------------------------------------------
100.75000000                           3.89         3.98         4.03
------------------------------------------------------------------------
100.81250000                           3.86         3.97         4.02
------------------------------------------------------------------------
100.87500000                           3.84         3.95         4.00
------------------------------------------------------------------------
100.93750000                           3.81         3.93         3.98
------------------------------------------------------------------------
101.00000000                           3.78         3.91         3.97
------------------------------------------------------------------------
WAL (YRS)                              2.53         3.52         4.34
------------------------------------------------------------------------
MOD DUR                                2.36         3.21         3.89
------------------------------------------------------------------------
FIRST PRIN PAY                       1/10/2008    1/10/2008    1/10/2008
------------------------------------------------------------------------
MATURITY                             1/10/2008    1/10/2009    1/10/2010
------------------------------------------------------------------------
YIELD SPREAD                            48           50           50
------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

No Prepayments on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

        PRICE/YIELD TABLE - CLASS A-2

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           137,100,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.429%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

------------------------------------------------------------------------
PREPAYMENT                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
During YM                              0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Penalty                         0.00%        0.00%        0.00%
------------------------------------------------------------------------
During Open                            0.00%        0.00%        0.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
EXTENSIONS                          SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
Extension Term (months)                  0           12           24
------------------------------------------------------------------------
Extension Pct (FASHION MALL ONLY)      0.00%       100.00%      100.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
                                    SCENARIO 1   SCENARIO 2   SCENARIO 3
------------------------------------------------------------------------
100.00000000                           4.42         4.44         4.44
------------------------------------------------------------------------
100.06250000                           4.40         4.42         4.43
------------------------------------------------------------------------
100.12500000                           4.37         4.40         4.41
------------------------------------------------------------------------
100.18750000                           4.34         4.38         4.39
------------------------------------------------------------------------
100.25000000                           4.32         4.36         4.38
------------------------------------------------------------------------
100.31250000                           4.29         4.34         4.36
------------------------------------------------------------------------
100.37500000                           4.26         4.32         4.34
------------------------------------------------------------------------
100.43750000                           4.24         4.30         4.33
------------------------------------------------------------------------
100.50000000                           4.21         4.28         4.31
------------------------------------------------------------------------
100.56250000                           4.18         4.26         4.30
------------------------------------------------------------------------
100.62500000                           4.16         4.24         4.28
------------------------------------------------------------------------
100.68750000                           4.13         4.22         4.26
------------------------------------------------------------------------
100.75000000                           4.11         4.20         4.25
------------------------------------------------------------------------
100.81250000                           4.08         4.18         4.23
------------------------------------------------------------------------
100.87500000                           4.05         4.16         4.22
------------------------------------------------------------------------
100.93750000                           4.03         4.14         4.20
------------------------------------------------------------------------
101.00000000                           4.00         4.12         4.19
------------------------------------------------------------------------
WAL (YRS)                              2.53         3.52         4.34
------------------------------------------------------------------------
MOD DUR                                2.35         3.19         3.87
------------------------------------------------------------------------
FIRST PRIN PAY                       1/10/2008    1/10/2008    1/10/2008
------------------------------------------------------------------------
MATURITY                             1/10/2008    1/10/2009    1/10/2010
------------------------------------------------------------------------
YIELD SPREAD                            49           51           50
------------------------------------------------------------------------

-------------------------------------
              ASSUMPTIONS
-------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

No Prepayments on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
-------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.685%
    1/4         3.685%
    1/2         3.685%
     2          3.685%
     3          3.748%
     5          3.849%
    10          4.074%
    30          4.354%
-------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                BANC OF AMERICA SECURITIES LLC

PERIOD   PAYMENT DATE      NET WAC
------   ------------   -------------
    1      7/10/2005    4.99670937320%
    2      8/10/2005    5.15077674999%
    3      9/10/2005    5.15087035193%
    4     10/10/2005    4.99699914235%
    5     11/10/2005    5.15105923703%
    6     12/10/2005    4.99719245836%
    7      1/10/2006    4.99729023178%
    8      2/10/2006    4.99738688736%
    9      3/10/2006    4.99767118616%
   10      4/10/2006    5.15153383465%
   11      5/10/2006    4.99767804307%
   12      6/10/2006    5.15172324180%
   13      7/10/2006    4.99786532532%
   14      8/10/2006    5.15189762456%
   15      9/10/2006    5.15198544177%
   16     10/10/2006    4.99813581606%
   17     11/10/2006    5.15216114820%
   18     12/10/2006    4.99831506881%
   19      1/10/2007    4.99840353267%
   20      2/10/2007    4.99849261123%
   21      3/10/2007    4.99880009248%
   22      4/10/2007    5.15258857328%
   23      5/10/2007    4.99875258123%
   24      6/10/2007    5.15274376158%
   25      7/10/2007    4.99891446728%
   26      8/10/2007    5.15289512068%
   27      9/10/2007    5.15297239050%
   28     10/10/2007    4.99915698939%
   29     11/10/2007    5.15312473652%
   30     12/10/2007    4.99931902293%
   31      1/10/2008    5.15327772486%
   32      2/10/2008    5.12055827773%
   33      3/10/2008    5.12058138132%
   34      4/10/2008    5.27714083185%
   35      5/10/2008    5.12037084315%
   36      6/10/2008    5.27699984867%
   37      7/10/2008    5.12024656908%
   38      8/10/2008    5.27685580570%
   39      9/10/2008    5.27678778002%
   40     10/10/2008    5.12006069098%
   41     11/10/2008    5.27664122848%
   42     12/10/2008    5.11993218404%
   43      1/10/2009    5.11986326265%
   44      2/10/2009    5.11980214329%
   45      3/10/2009    5.12000382831%
   46      4/10/2009    5.27625332620%
   47      5/10/2009    5.11959181370%
   48      6/10/2009    5.27610042987%
   49      7/10/2009    5.11945770070%
   50      8/10/2009    5.27594571039%
   51      9/10/2009    5.27587227516%
   52     10/10/2009    5.11925761228%
   53     11/10/2009    5.30661725945%
   54     12/10/2009    5.14979593282%
   55      1/10/2010    5.14973707768%
   56      2/10/2010    5.19152072511%
   57      3/10/2010    5.19180151548%
   58      4/10/2010    5.37717454063%
   59      5/10/2010    5.23329912549%
   60      6/10/2010    5.40430665886%
   61      7/10/2010    5.24756693730%
   62      8/10/2010    5.42248768192%
   63      9/10/2010    5.42248990820%
   64     10/10/2010    5.24757300994%
   65     11/10/2010    5.42249255153%
   66     12/10/2010    5.24757550745%
   67      1/10/2011    5.24757587286%
   68      2/10/2011    5.24757788127%

   69      3/10/2011    5.24797801543%
   70      4/10/2011    5.42249600379%
   71      5/10/2011    5.24757867113%
   72      6/10/2011    5.42249815185%
   73      7/10/2011    5.24758068356%
   74      8/10/2011    5.42250016167%
   75      9/10/2011    5.42250197925%
   76     10/10/2011    5.24758429126%
   77     11/10/2011    5.42609235850%
   78     12/10/2011    5.25105677148%
   79      1/10/2012    5.42608952594%
   80      2/10/2012    5.25105392757%
   81      3/10/2012    5.25119319313%
   82      4/10/2012    5.42485069306%
   83      5/10/2012    5.33732267216%
   84      6/10/2012    5.51532332098%
   85      7/10/2012    5.33749194112%
   86      8/10/2012    5.51549926186%
   87      9/10/2012    5.51558531451%
   88     10/10/2012    5.33774697497%
   89     11/10/2012    5.51576435492%
   90     12/10/2012    5.33792126440%
   91      1/10/2013    5.33801179760%
   92      2/10/2013    5.33809763023%
   93      3/10/2013    5.33869937457%
   94      4/10/2013    5.51622944981%
   95      5/10/2013    5.33837403749%
   96      6/10/2013    5.51641619074%
   97      7/10/2013    5.33855583811%
   98      8/10/2013    5.51660518327%
   99      9/10/2013    5.51669782967%
  100     10/10/2013    5.33883003385%
  101     11/10/2013    5.51689023392%
  102     12/10/2013    5.33901735921%
  103      1/10/2014    5.33911449814%
  104      2/10/2014    5.33920697064%
  105      3/10/2014    5.33985309927%
  106      4/10/2014    5.51738971581%
  107      5/10/2014    5.33950367934%
  108      6/10/2014    5.51759059463%
  109      7/10/2014    5.33969927305%
  110      8/10/2014    5.51779395627%
  111      9/10/2014    5.51789386572%
  112     10/10/2014    5.33999457412%
  113     11/10/2014    5.51810099440%
  114     12/10/2014    5.34019626640%
  115      1/10/2015    5.35323544658%
  116      2/10/2015    5.34670123641%
  117      3/10/2015    5.34831440965%
  118      4/10/2015    5.45367131536%
  119      5/10/2015    5.29029138525%
  120      6/10/2015    5.33831837476%



                                                                                                 Original
                                                                                                 Interest    Gross
 Loan                                             Property  Maturity/ARD                       Only Period  Interest
Number                Property Name                 Type       Balance        Amort. Type        (Months)     Rate
---------------------------------------------------------------------------------------------------------------------

58620  Fashion Show Mall                          Retail   136,890,406.71 Balloon                    0      0.037186
58623  American Express Building - Minneapolis    Office    56,050,000.00 IO, Hyper Am              60      0.042675
58789  Clark Office Building                      Office    38,315,808.79 Balloon                    0      0.050370
58626  American Express Building - Salt Lake City Office    30,149,000.00 IO, Hyper Am              60      0.042975
58625  American Express Building - Ontario        Office    25,380,000.00 IO, Hyper Am              61      0.042975
58868  Asian Garden Mall                          Retail    41,539,394.25 Balloon                    1      0.050650
58886  Mountain Farms Shopping Center             Retail    38,212,889.02 IO, Balloon               24      0.050700
58852  Edward's Multiplex-Fresno                  Other     19,730,000.00 Interest Only             60      0.048180
58934  Trop Decatur Plaza                         Retail    14,458,340.72 Partial IO, Hyper Am      60      0.056930
58848  Regents Square I & II                      Office    88,600,000.00 Interest Only             82      0.047361
58847  Mission City Corporate Center              Office    44,000,000.00 Interest Only             82      0.047811
58449  Captain's Portfolio                        Office    31,169,927.43 IO, Balloon               16      0.052359
58914  Makena Great American Plaza                Retail     4,168,829.45 IO, Balloon               61      0.056930

        Gross Rate       Net Rate
 Loan  on an Actual    on an Actual      Net Rate on      Monthly Debt               Prepayment
Number    Basis            Basis         30/360 Admin   Service Payment              Provision              Groups
------------------------------------------------------------------------------------------------------------------

58620    3.718589%  3.68698943901406% 3.68698943901406%    665,601.24   LO(33)/OPEN(4)/DEFEASANCE
58623    4.267500%  4.22590000000000% 4.22590000000000%    199,327.81   LO(23)/GRTR1%PPMT or YM(35)/OPEN(2)
58789    5.037000%  4.99540000000000% 4.99540000000000%    299,241.37   LO(117)/OPEN(3)/DEFEASANCE
58626    4.297500%  4.23590000000000% 4.23590000000000%    107,971.11   LO(23)/GRTR1%PPMT or YM(34)/OPEN(3)
58625    4.297500%  4.23590000000000% 4.23590000000000%     90,892.13   LO(60)/OPEN(1)
58868    5.065000%  5.02340000000000% 5.02340000000000%    272,022.98   LO(117)/OPEN(4)/DEFEASANCE
58886    5.070000%  5.00840000000000% 5.00840000000000%    238,087.46   LO(36)/GRTR1%PPMT or YM(81)/OPEN(3)
58852    4.818000%  4.70640000000000% 4.70640000000000%     79,215.95   LO(23)/GRTR1%PPMT or YM(34)/OPEN(3)
58934    5.693000%  5.58140000000000% 5.58140000000000%     89,893.32   LO(117)/OPEN(3)/DEFEASANCE
58848    4.736084%  4.69448352144470% 4.69448352144470%    354,537.51   LO(76)/OPEN(6)/DEFEASANCE
58847    4.781136%  4.73953636363636% 4.73953636363636%    177,743.17   LO(76)/OPEN(6)/DEFEASANCE
58449    5.235881%  5.17428059701493% 5.17428059701493%    182,776.70   LO(72)/OPEN(4)/DEFEASANCE
58914    5.693000%  5.58140000000000% 5.58140000000000%     25,914.45   LO(117)/OPEN(4)/DEFEASANCE


BACM 2005-2

SETTLEMENT DATE: 6/28/2005



                       CERTIFICATE   APPROXIMATE
                        BALANCE OR    PERCENTAGE  APPROXIMATE
        S&P MOODY'S      NOTIONAL      OF POOL      CREDIT
CLASS    RATINGS(1)     AMOUNT(2)      BALANCE      SUPPORT        RATE TYPE
--------------------------------------------------------------------------------

Offered Certificates
--------------------------------------------------------------------------------

 A-1    AAA    Aaa       23,600,000     1.437%      30.000%          Fixed
--------------------------------------------------------------------------------
 A-2    AAA    Aaa      137,100,000     8.348%      30.000%          Fixed
--------------------------------------------------------------------------------
 A-3    AAA    Aaa      236,800,000    14.418%      30.000%          Fixed
--------------------------------------------------------------------------------
 A-4    AAA    Aaa      206,700,000    12.586%      30.000%        Fixed (4)
--------------------------------------------------------------------------------
 A-AB   AAA    Aaa       66,510,000     4.050%      30.000%        Fixed (4)
--------------------------------------------------------------------------------
 A-5    AAA    Aaa      478,931,000    29.161%      30.000%        Fixed (4)
--------------------------------------------------------------------------------
 A-M    AAA    Aaa      164,234,000    10.000%      20.000%        Fixed (4)
--------------------------------------------------------------------------------
 A-J    AAA    Aaa      108,805,000     6.625%      13.375%        Fixed (4)
--------------------------------------------------------------------------------
  XP    AAA    Aaa    1,602,012,000       N/A                   Variable Rate(8)
--------------------------------------------------------------------------------
  B     AA     Aa2       43,111,000     2.625%      10.750%        Fixed (5)
--------------------------------------------------------------------------------
  C     AA-    Aa3       16,423,000     1.000%       9.750%        Fixed (5)
--------------------------------------------------------------------------------
  D      A      A2       28,741,000     1.750%       8.000%        Fixed (5)
--------------------------------------------------------------------------------
Private Certificates - Not Offered Hereby(7)
--------------------------------------------------------------------------------
  E     A-      A3       16,423,000     1.000%       7.000%        Fixed (5)
--------------------------------------------------------------------------------
  F    BBB+    Baa1      20,530,000     1.250%       5.750%        Fixed (6)
--------------------------------------------------------------------------------
  G     BBB    Baa2      18,477,000     1.125%       4.625%        Fixed (6)
--------------------------------------------------------------------------------
  H    BBB-    Baa3      18,476,000     1.125%       3.500%        Fixed (6)
--------------------------------------------------------------------------------
  J     BB+    Ba1        8,212,000     0.500%       3.000%        Fixed (4)
--------------------------------------------------------------------------------
  K      BB    Ba2        6,159,000     0.375%       2.625%        Fixed (4)
--------------------------------------------------------------------------------
  L     BB-    Ba3        6,159,000     0.375%       2.250%        Fixed (4)
--------------------------------------------------------------------------------
  M     B+      B1        4,106,000     0.250%       2.000%        Fixed (4)
--------------------------------------------------------------------------------
  N      B      B2        2,053,000     0.125%       1.875%        Fixed (4)
--------------------------------------------------------------------------------
  O     B-      B3       10,265,000     0.625%       1.250%        Fixed (4)
--------------------------------------------------------------------------------
  P     UR      UR       20,529,323     1.250%       0.000%        Fixed (4)
--------------------------------------------------------------------------------
  XC    AAA    Aaa    1,642,344,323      N/A          N/A      Variable Rate (9)
--------------------------------------------------------------------------------

       APPROXIMATE
         INITIAL
           PASS-    WEIGHTED
         THROUGH     AVERAGE
         RATE AS      LIFE      ASSUMED FINAL    PRINCIPAL  PRINCIPAL
       OF DELIVERY   (YEARS)    DISTRIBUTION       START       END
CLASS      DATE       (3)         DATE (3)         WINDOW     WINDOW
---------------------------------------------------------------------

Offered Certificates
---------------------------------------------------------------------

 A-1    4.0410%        1.35    January 10, 2008       1         31
---------------------------------------------------------------------
 A-2    4.2470%        2.53    January 10, 2008      31         31
---------------------------------------------------------------------
 A-3    4.6110%        4.57     June 10, 2010        52         60
---------------------------------------------------------------------
 A-4    4.7830%(4)     6.69     April 10, 2012       76         82
---------------------------------------------------------------------
 A-AB   4.7420%(4)     6.35   December 10, 2014      31        114
---------------------------------------------------------------------
 A-5    4.8570%(4)     9.68      May 10, 2015       114        119
---------------------------------------------------------------------
 A-M    4.9130%(4)     9.87      May 10, 2015       119        119
---------------------------------------------------------------------
 A-J    4.9530%(4)     9.87      May 10, 2015       119        119
---------------------------------------------------------------------
  XP    0.2199%(8)      (8)          N/A                  N/A
---------------------------------------------------------------------
  B     4.7812%(5)     9.87      May 10, 2015       119        119
---------------------------------------------------------------------
  C     4.8112%(5)     9.87      May 10, 2015       119        119
---------------------------------------------------------------------
  D     4.8712%(5)     9.87      May 10, 2015       119        119
---------------------------------------------------------------------
Private Certificates - Not Offered Hereby(7)
---------------------------------------------------------------------
  E     4.9902%(5)     9.89     June 10, 2015       119        120
---------------------------------------------------------------------
  F     5.0062%(6)     9.95     June 10, 2015       120        120
---------------------------------------------------------------------
  G     5.0062%(6)     9.95     June 10, 2015       120        120
---------------------------------------------------------------------
  H     5.0062%(6)     9.95     June 10, 2015       120        120
---------------------------------------------------------------------
  J     4.6210%(4)     9.95     June 10, 2015       120        120
---------------------------------------------------------------------
  K     4.6210%(4)     9.99     July 10, 2015       120        121
---------------------------------------------------------------------
  L     4.6210%(4)    10.03     July 10, 2015       121        121
---------------------------------------------------------------------
  M     4.6210%(4)    10.03     July 10, 2015       121        121
---------------------------------------------------------------------
  N     4.6210%(4)    10.03     July 10, 2015       121        121
---------------------------------------------------------------------
  O     4.6210%(4)    10.03     July 10, 2015       121        121
---------------------------------------------------------------------
  P     4.6210%(4)    10.03     July 10, 2015       121        121
---------------------------------------------------------------------
  XC    0.0388%(9)     (9)           N/A                  N/A
---------------------------------------------------------------------


(1) Ratings shown are those of Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
respectively.

(2) As of the delivery date. Subject to a variance of plus or minus 5%.

(3) Based on the maturity assumptions (as defined under "Yield and Maturity
Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4) The Class A-4, Class A-AB, Class A-5, Class A-M, Class A-J, Class J, Class
K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(5) The Class B, Class C, Class D and Class E will accrue interest at the weighted average net mortgage rate minus 0.225%, 0.195%, 0.135% and 0.016%
respectively.

(6) The Class F, Class G and Class H will accrue interest at the weighted average net mortgage rate.

(7) Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(8) The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement.
The interest rate applicable to the Class XP Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the
Certificates--Pass-Through Rates" in this prospectus supplement.

(9) The Class XC Certificates are not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates. The
Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class
XC Certificates, as the case may be, as described in this prospectus supplement.
The interest rates applicable to the Class XC Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the
Certificates--Pass-Through Rates" in this prospectus supplement.

A-AB SCHEDULE

PERIOD          BALANCE
------       -------------

 7/10/2005   66,510,000.00
 8/10/2005   66,510,000.00
 9/10/2005   66,510,000.00
10/10/2005   66,510,000.00
11/10/2005   66,510,000.00
12/10/2005   66,510,000.00
 1/10/2006   66,510,000.00
 2/10/2006   66,510,000.00
 3/10/2006   66,510,000.00
 4/10/2006   66,510,000.00
 5/10/2006   66,510,000.00
 6/10/2006   66,510,000.00
 7/10/2006   66,510,000.00
 8/10/2006   66,510,000.00
 9/10/2006   66,510,000.00
10/10/2006   66,510,000.00
11/10/2006   66,510,000.00
12/10/2006   66,510,000.00
 1/10/2007   66,510,000.00
 2/10/2007   66,510,000.00
 3/10/2007   66,510,000.00
 4/10/2007   66,510,000.00
 5/10/2007   66,510,000.00
 6/10/2007   66,510,000.00
 7/10/2007   66,510,000.00
 8/10/2007   66,510,000.00
 9/10/2007   66,510,000.00
10/10/2007   66,510,000.00
11/10/2007   66,510,000.00
12/10/2007   66,510,000.00
 1/10/2008   66,350,404.70
 2/10/2008   65,673,931.97
 3/10/2008   64,831,734.41
 4/10/2008   64,144,101.11
 5/10/2008   63,371,640.73
 6/10/2008   62,659,084.59

 7/10/2008   61,859,126.66
 8/10/2008   61,139,630.92
 9/10/2008   60,416,834.97
10/10/2008   59,606,921.97
11/10/2008   58,877,093.56
12/10/2008   58,060,343.67
 1/10/2009   57,323,419.03
 2/10/2009   56,583,114.04
 3/10/2009   55,589,710.39
 4/10/2009   54,841,446.47
 5/10/2009   54,006,773.71
 6/10/2009   53,251,246.34
 7/10/2009   52,409,512.11
 8/10/2009   51,646,655.41
 9/10/2009   50,880,299.10
10/10/2009   50,680,299.27
11/10/2009   50,480,299.27
12/10/2009   50,280,299.27
 1/10/2010   50,080,299.27
 2/10/2010   49,880,299.27
 3/10/2010   49,680,299.27
 4/10/2010   49,480,299.27
 5/10/2010   49,280,299.27
 6/10/2010   48,997,288.04
 7/10/2010   48,009,728.42
 8/10/2010   47,108,089.26
 9/10/2010   46,202,313.00
10/10/2010   45,197,625.72
11/10/2010   44,283,080.88
12/10/2010   43,269,868.86
 1/10/2011   42,346,475.90
 2/10/2011   41,418,845.77
 3/10/2011   40,204,818.97
 4/10/2011   39,267,354.17
 5/10/2011   38,231,859.49
 6/10/2011   37,285,338.59
 7/10/2011   36,241,039.61
 8/10/2011   35,285,380.45
 9/10/2011   34,325,335.66
10/10/2011   34,125,335.66
11/10/2011   33,925,335.95
12/10/2011   33,725,335.95

 1/10/2012   33,525,335.95
 2/10/2012   33,325,335.95
 3/10/2012   33,125,335.95
 4/10/2012   32,866,813.34
 5/10/2012   31,843,927.43
 6/10/2012   30,902,113.25
 7/10/2012   29,870,515.84
 8/10/2012   28,919,659.77
 9/10/2012   27,964,447.97
10/10/2012   26,919,825.57
11/10/2012   25,955,450.54
12/10/2012   24,901,919.77
 1/10/2013   23,928,298.51
 2/10/2013   22,950,216.97
 3/10/2013   21,714,773.43
 4/10/2013   20,726,544.98
 5/10/2013   19,649,824.22
 6/10/2013   18,652,133.44
 7/10/2013   17,566,213.53
 8/10/2013   16,558,974.72
 9/10/2013   15,547,121.20
10/10/2013   14,447,432.47
11/10/2013   13,425,902.63
12/10/2013   12,316,806.70
 1/10/2014   11,285,512.88
 2/10/2014   10,249,493.87
 3/10/2014    8,961,479.34
 4/10/2014    7,914,805.81
 5/10/2014    6,781,265.50
 6/10/2014    5,724,600.18
 7/10/2014    4,581,345.97
 8/10/2014    3,514,598.34
 9/10/2014    2,442,962.64
10/10/2014    1,285,154.42
11/10/2014      203,300.79
12/10/2014            0.00

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



------------------------------------------------------------------------------------------------------------------
                           CUT-OFF           PERIOD 1-6        PERIOD 7-12        PERIOD 13-18       PERIOD 19-24
CLASS   RATING             BALANCE        PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL
------------------------------------------------------------------------------------------------------------------

A1-A    AAA / AAA                   --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------
A-1     AAA / AAA        23,600,000.00      20,221,000.00      15,781,000.00                 --                 --
------------------------------------------------------------------------------------------------------------------
A-2     AAA / AAA       137,100,000.00     137,100,000.00     137,100,000.00     121,236,000.00      84,659,000.00
------------------------------------------------------------------------------------------------------------------
A-3     AAA / AAA       236,800,000.00     236,800,000.00     236,800,000.00     236,800,000.00     236,800,000.00
------------------------------------------------------------------------------------------------------------------
A4      AAA / AAA       206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00
------------------------------------------------------------------------------------------------------------------
A-AB    AAA / AAA        66,510,000.00      66,510,000.00      66,510,000.00      66,510,000.00      66,510,000.00
------------------------------------------------------------------------------------------------------------------
A-5     AAA / AAA       478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00
------------------------------------------------------------------------------------------------------------------
A-J1    AAA / AAA       164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00
------------------------------------------------------------------------------------------------------------------
AJ-2    AAA / AAA       108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00
------------------------------------------------------------------------------------------------------------------
B       AA / AA          43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00
------------------------------------------------------------------------------------------------------------------
C       AA- / AA-        16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------
D       A / A            28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00
------------------------------------------------------------------------------------------------------------------
E       A- / A-          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------
F       BBB+ / BBB+      20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00
------------------------------------------------------------------------------------------------------------------
G       BBB / BBB        18,477,000.00      18,477,000.00      18,477,000.00      18,477,000.00      18,477,000.00
------------------------------------------------------------------------------------------------------------------
H       BBB- / BBB-      18,476,000.00      18,476,000.00      18,476,000.00      18,476,000.00      18,476,000.00
------------------------------------------------------------------------------------------------------------------
J       BB+ / BB+         8,212,000.00       8,212,000.00       8,212,000.00       8,212,000.00       8,212,000.00
------------------------------------------------------------------------------------------------------------------
K       BB / BB           6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00
------------------------------------------------------------------------------------------------------------------
L       BB- / BB-         6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00
------------------------------------------------------------------------------------------------------------------
Total                 1,605,391,000.00   1,602,012,000.00   1,597,572,000.00   1,565,927,000.00   1,529,350,000.00
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           PERIOD 25-30      PERIOD 31-36        PERIOD 37-42       PERIOD 43-48      PERIOD 49-54       PERIOD 55-60
CLASS    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL   PAC IO NOTIONAL
----------------------------------------------------------------------------------------------------------------------

A1-A                  --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-1                   --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-2                   --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-3       157,528,000.00     129,917,000.00     104,603,000.00      17,689,000.00                 --                --
----------------------------------------------------------------------------------------------------------------------
A4        206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00     196,765,000.00     53,857,000.00
----------------------------------------------------------------------------------------------------------------------
A-AB       66,510,000.00      63,371,000.00      58,877,000.00      54,006,000.00      50,480,000.00     49,280,000.00
----------------------------------------------------------------------------------------------------------------------
A-5       478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00    478,931,000.00
----------------------------------------------------------------------------------------------------------------------
A-J1      164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00    164,234,000.00
----------------------------------------------------------------------------------------------------------------------
AJ-2      108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00    108,805,000.00
----------------------------------------------------------------------------------------------------------------------
B          43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00     43,111,000.00
----------------------------------------------------------------------------------------------------------------------
C          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00     16,423,000.00
----------------------------------------------------------------------------------------------------------------------
D          28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00     28,741,000.00
----------------------------------------------------------------------------------------------------------------------
E          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00     16,423,000.00
----------------------------------------------------------------------------------------------------------------------
F          20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00      15,807,000.00      4,227,000.00
----------------------------------------------------------------------------------------------------------------------
G          18,477,000.00      18,477,000.00      18,477,000.00       8,309,000.00                 --                --
----------------------------------------------------------------------------------------------------------------------
H          18,476,000.00      17,497,000.00       3,431,000.00                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
J           8,212,000.00                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
K           5,355,000.00                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
L                     --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
Total   1,358,456,000.00   1,313,160,000.00   1,269,286,000.00   1,163,902,000.00   1,119,720,000.00    964,032,000.00
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         PERIOD 61-66       PERIOD 67-72      PERIOD 73-78     PERIOD 79-84       PERIOD 85-90     PERIOD 91-96
CLASS   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------

A1-A                 --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-1                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-2                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-3                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A4        35,482,000.00     18,720,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-AB      44,283,000.00     38,231,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-5      478,931,000.00    478,931,000.00    379,699,000.00    352,682,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
A-J1     164,234,000.00    164,234,000.00    164,234,000.00    164,234,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
AJ-2     108,805,000.00    108,805,000.00    108,805,000.00    108,805,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
B         43,111,000.00     43,111,000.00     43,111,000.00     43,111,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
C         16,423,000.00     16,423,000.00     16,423,000.00     16,423,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
D         28,741,000.00     28,741,000.00     19,400,000.00     10,592,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
E         10,251,000.00        261,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
F                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
G                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
H                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
J                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
K                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
L                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
Total    930,261,000.00    897,457,000.00    731,672,000.00    695,847,000.00                --                --
-----------------------------------------------------------------------------------------------------------------


                 PAC      TRUNCATE    0.030%
PAYMENT DATE    IO WAC   4 DECIMAL    STRIP
------------   -------   ---------   -------
    6/1/2005
    7/1/2005   5.00624%   5.00620%   4.97620%
    8/1/2005   5.16063%   5.16060%   5.13060%
    9/1/2005   5.16072%   5.16070%   5.13070%
   10/1/2005   5.00654%   5.00650%   4.97650%
   11/1/2005   5.16092%   5.16090%   5.13090%
   12/1/2005   5.00674%   5.00670%   4.97670%
    1/1/2006   5.00685%   5.00680%   4.97680%
    2/1/2006   5.00695%   5.00690%   4.97690%
    3/1/2006   5.00724%   5.00720%   4.97720%
    4/1/2006   5.16143%   5.16140%   5.13140%
    5/1/2006   5.00726%   5.00720%   4.97720%
    6/1/2006   5.16163%   5.16160%   5.13160%
    7/1/2006   5.00746%   5.00740%   4.97740%
    8/1/2006   5.16182%   5.16180%   5.13180%
    9/1/2006   5.16187%   5.16180%   5.13180%
   10/1/2006   5.00757%   5.00750%   4.97750%
   11/1/2006   5.16177%   5.16170%   5.13170%
   12/1/2006   5.00747%   5.00740%   4.97740%
    1/1/2007   5.00742%   5.00740%   4.97740%
    2/1/2007   5.00736%   5.00730%   4.97730%
    3/1/2007   5.00844%   5.00840%   4.97840%
    4/1/2007   5.16148%   5.16140%   5.13140%
    5/1/2007   5.00720%   5.00720%   4.97720%
    6/1/2007   5.16134%   5.16130%   5.13130%
    7/1/2007   5.00708%   5.00700%   4.97700%
    8/1/2007   5.16120%   5.16110%   5.13110%
    9/1/2007   5.16113%   5.16110%   5.13110%
   10/1/2007   5.00452%   5.00450%   4.97450%
   11/1/2007   5.16313%   5.16310%   5.13310%
   12/1/2007   5.00901%   5.00900%   4.97900%
    1/1/2008   5.16330%   5.16320%   5.13320%
    2/1/2008   5.13115%   5.13110%   5.10110%
    3/1/2008   5.13118%   5.13110%   5.10110%
    4/1/2008   5.28810%   5.28800%   5.25800%
    5/1/2008   5.13098%   5.13090%   5.10090%
    6/1/2008   5.28797%   5.28790%   5.25790%
    7/1/2008   5.13087%   5.13080%   5.10080%
    8/1/2008   5.28784%   5.28780%   5.25780%
    9/1/2008   5.28778%   5.28770%   5.25770%
   10/1/2008   5.13070%   5.13070%   5.10070%
   11/1/2008   5.28764%   5.28760%   5.25760%
   12/1/2008   5.13058%   5.13050%   5.10050%
    1/1/2009   5.13052%   5.13050%   5.10050%
    2/1/2009   5.13047%   5.13040%   5.10040%
    3/1/2009   5.13067%   5.13060%   5.10060%
    4/1/2009   5.28729%   5.28720%   5.25720%
    5/1/2009   5.13028%   5.13020%   5.10020%
    6/1/2009   5.28715%   5.28710%   5.25710%
    7/1/2009   5.13015%   5.13010%   5.10010%
    8/1/2009   5.28701%   5.28700%   5.25700%
    9/1/2009   5.28694%   5.28690%   5.25690%
   10/1/2009   5.12997%   5.12990%   5.09990%
   11/1/2009   5.31831%   5.31830%   5.28830%
   12/1/2009   5.16112%   5.16110%   5.13110%
    1/1/2010   5.16107%   5.16100%   5.13100%
    2/1/2010   5.19080%   5.19080%   5.16080%
    3/1/2010   5.19110%   5.19110%   5.16110%
    4/1/2010   5.38688%   5.38680%   5.35680%
    5/1/2010   5.21309%   5.21300%   5.18300%
    6/1/2010   5.38683%   5.38680%   5.35680%
    7/1/2010   5.21304%   5.21300%   5.18300%
    8/1/2010   5.38677%   5.38670%   5.35670%
    9/1/2010   5.38673%   5.38670%   5.35670%
   10/1/2010   5.21293%   5.21290%   5.18290%
   11/1/2010   5.38665%   5.38660%   5.35660%
   12/1/2010   5.21285%   5.21280%   5.18280%
    1/1/2011   5.21281%   5.21280%   5.18280%
    2/1/2011   5.21278%   5.21270%   5.18270%
    3/1/2011   5.21316%   5.21310%   5.18310%
    4/1/2011   5.38644%   5.38640%   5.35640%
    5/1/2011   5.21265%   5.21260%   5.18260%
    6/1/2011   5.38636%   5.38630%   5.35630%
    7/1/2011   5.21257%   5.21250%   5.18250%
    8/1/2011   5.38747%   5.38740%   5.35740%
    9/1/2011   5.38743%   5.38740%   5.35740%
   10/1/2011   5.21360%   5.21360%   5.18360%
   11/1/2011   5.38734%   5.38730%   5.35730%
   12/1/2011   5.26285%   5.26280%   5.23280%
    1/1/2012   5.43829%   5.43820%   5.40820%
    2/1/2012   5.26287%   5.26280%   5.23280%
    3/1/2012   5.26303%   5.26300%   5.23300%
    4/1/2012   5.43745%   5.43740%   5.40740%
    5/1/2012   5.28864%   5.28860%   5.25860%
    6/1/2012   5.46496%   5.46490%   5.43490%

                          PRICE/YIELD TABLE - CLASS XC

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,642,344,323
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.0437%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

----------------------------------------------------------------
PREPAYMENT (CPR)            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
During YM                      0.00%         0.00%       0.00%
----------------------------------------------------------------
During Penalty                 0.00%       100.00%      75.00%
----------------------------------------------------------------
During Open                    0.00%       100.00%      75.00%
----------------------------------------------------------------

----------------------------------------------------------------
DEFUALT (CDR)               SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
Default Rate                   0.00%        0.00%        2.00%
----------------------------------------------------------------
Loss Severity                  0.00%        0.00%       40.00%
----------------------------------------------------------------
Lag (months)                     0            0           12
----------------------------------------------------------------
Default Starting in Month        0            0           25
----------------------------------------------------------------

----------------------------------------------------------------
                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
1.326690000                    7.67         7.04         5.46
----------------------------------------------------------------
1.342310000                    7.47         6.84         5.26
----------------------------------------------------------------
1.357940000                    7.28         6.64         5.07
----------------------------------------------------------------
1.373560000                    7.09         6.45         4.88
----------------------------------------------------------------
1.389190000                    6.90         6.26         4.69
----------------------------------------------------------------
1.404810000                    6.71         6.07         4.51
----------------------------------------------------------------
1.420440000                    6.53         5.88         4.32
----------------------------------------------------------------
1.436060000                    6.35         5.70         4.14
----------------------------------------------------------------
1.451690000                    6.17         5.52         3.97
----------------------------------------------------------------
1.467310000                    5.99         5.34         3.79
----------------------------------------------------------------
1.482940000                    5.82         5.16         3.62
----------------------------------------------------------------
1.498560000                    5.64         4.99         3.45
----------------------------------------------------------------
1.514190000                    5.47         4.82         3.28
----------------------------------------------------------------
1.529810000                    5.31         4.65         3.11
----------------------------------------------------------------
1.545440000                    5.14         4.48         2.95
----------------------------------------------------------------
1.561060000                    4.98         4.32         2.79
----------------------------------------------------------------
1.576690000                    4.82         4.15         2.63
----------------------------------------------------------------
WAL (YRS)                      7.78         7.57         7.45
----------------------------------------------------------------
MOD DUR                       6.042        5.981        6.096
----------------------------------------------------------------
FIRST PRIN PAY              07/10/2005   07/10/2005   07/10/2005
----------------------------------------------------------------
MATURITY                    07/10/2015   05/10/2015   07/10/2015
----------------------------------------------------------------
YIELD SPREAD                    239          175          20
----------------------------------------------------------------

----------------------------------------------------------------

------------------------------------------------------------------
                            ASSUMPTIONS
------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the
Certificates-Distributions-

Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act")
or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c)
otherwise in accordance with the terms of the Pooling and Servicing Agreement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XC

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,642,344,323
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.0379%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

----------------------------------------------------------------
PREPAYMENT (CPR)            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------

----------------------------------------------------------------
During YM                      0.00%        0.00%        0.00%
----------------------------------------------------------------
During Penalty                 0.00%       100.00%      75.00%
----------------------------------------------------------------
During Open                    0.00%       100.00%      75.00%
----------------------------------------------------------------

----------------------------------------------------------------
DEFUALT (CDR)               SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------

----------------------------------------------------------------
Default Rate                   0.00%        0.00%        2.00%
----------------------------------------------------------------
Loss Severity                  0.00%        0.00%       40.00%
----------------------------------------------------------------
Lag (months)                     0            0           12
----------------------------------------------------------------
Default Starting in Month        0            0           25
----------------------------------------------------------------

----------------------------------------------------------------
                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
0.934910000                    8.33         7.94         6.03
----------------------------------------------------------------
0.950530000                    8.04         7.64         5.75
----------------------------------------------------------------
0.966160000                    7.76         7.35         5.47
----------------------------------------------------------------
0.981780000                    7.48         7.07         5.19
----------------------------------------------------------------
0.997410000                    7.21         6.79         4.92
----------------------------------------------------------------
1.013030000                    6.94         6.52         4.65
----------------------------------------------------------------
1.028660000                    6.68         6.26         4.39
----------------------------------------------------------------
1.044280000                    6.43         6.00         4.14
----------------------------------------------------------------
1.059910000                    6.17         5.74         3.89
----------------------------------------------------------------
1.075530000                    5.93         5.49         3.64
----------------------------------------------------------------
1.091160000                    5.69         5.24         3.40
----------------------------------------------------------------
1.106780000                    5.45         5.00         3.17
----------------------------------------------------------------
1.122410000                    5.21         4.77         2.93
----------------------------------------------------------------
1.138030000                    4.98         4.53         2.71
----------------------------------------------------------------
1.153660000                    4.76         4.30         2.48
----------------------------------------------------------------
1.169280000                    4.54         4.08         2.26
----------------------------------------------------------------
1.184910000                    4.32         3.85         2.04
----------------------------------------------------------------
WAL (YRS)                      7.78         7.57         7.45
----------------------------------------------------------------
MOD DUR                        5.903        5.805        5.935
----------------------------------------------------------------
FIRST PRIN PAY              07/10/2005   07/10/2005   07/10/2005
----------------------------------------------------------------
MATURITY                    07/10/2015   05/10/2015   07/10/2015
----------------------------------------------------------------
YIELD SPREAD                    217          175          -10
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates- Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

------------------------------
     TREASURY CURVE AS OF
------------------------------
     TERM (YRS)   YIELD (BEY%)
------------------------------
        1/12         3.691%
         1/4         3.691%
         1/2         3.691%
          2          3.691%
          3          3.761%
          5          3.875%
         10          4.103%
         30          4.394%
------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act")
or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c)
otherwise in accordance with the terms of the Pooling and Servicing Agreement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XC

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,642,344,323
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.0437%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

----------------------------------------------------------------
PREPAYMENT (CPR)            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
During YM                      0.00%        0.00%        0.00%
----------------------------------------------------------------
During Penalty                 0.00%       100.00%      75.00%
----------------------------------------------------------------
During Open                    0.00%       100.00%      75.00%
----------------------------------------------------------------

----------------------------------------------------------------
DEFUALT (CDR)               SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
Default Rate                   0.00%        0.00%        2.00%
----------------------------------------------------------------
Loss Severity                  0.00%        0.00%       40.00%
----------------------------------------------------------------
Lag (months)                     0            0           12
----------------------------------------------------------------
Default Starting in Month        0            0           25
----------------------------------------------------------------

----------------------------------------------------------------
                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
   1.305140000                 7.95         7.32         5.73
----------------------------------------------------------------
   1.320770000                 7.75         7.11         5.53
----------------------------------------------------------------
   1.336390000                 7.55         6.91         5.33
----------------------------------------------------------------
   1.352020000                 7.35         6.72         5.14
----------------------------------------------------------------
   1.367640000                 7.16         6.52         4.95
----------------------------------------------------------------
   1.383260000                 6.97         6.33         4.76
----------------------------------------------------------------
   1.398890000                 6.78         6.14         4.58
----------------------------------------------------------------
   1.414510000                 6.60         5.95         4.39
----------------------------------------------------------------
   1.430140000                 6.41         5.77         4.21
----------------------------------------------------------------
   1.445760000                 6.23         5.59         4.03
----------------------------------------------------------------
   1.461390000                 6.06         5.41         3.86
----------------------------------------------------------------
   1.477020000                 5.88         5.23         3.68
----------------------------------------------------------------
   1.492640000                 5.71         5.06         3.51
----------------------------------------------------------------
   1.508270000                 5.54         4.88         3.34
----------------------------------------------------------------
   1.523890000                 5.37         4.71         3.18
----------------------------------------------------------------
   1.539510000                 5.20         4.55         3.01
----------------------------------------------------------------
   1.555140000                 5.04         4.38         2.85
----------------------------------------------------------------
WAL (YRS)                      7.78         7.57         7.45
----------------------------------------------------------------
MOD DUR                        6.019        5.958        6.072
----------------------------------------------------------------
FIRST PRIN PAY              07/10/2005   07/10/2005   07/10/2005
----------------------------------------------------------------
MATURITY                    07/10/2015   05/10/2015   07/10/2015
----------------------------------------------------------------
YIELD SPREAD                    263          200          45
----------------------------------------------------------------

----------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------

1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%

    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act")
or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c)
otherwise in accordance with the terms of the Pooling and Servicing Agreement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XC

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,642,344,323
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.0379%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------

----------------------------------------------------------------
PREPAYMENT (CPR)            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
During YM                      0.00%         0.00%       0.00%
----------------------------------------------------------------
During Penalty                 0.00%       100.00%      75.00%
----------------------------------------------------------------
During Open                    0.00%       100.00%      75.00%
----------------------------------------------------------------

----------------------------------------------------------------
DEFUALT (CDR)               SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
Default Rate                   0.00%        0.00%        2.00%
----------------------------------------------------------------
Loss Severity                  0.00%        0.00%       40.00%
----------------------------------------------------------------
Lag (months)                     0            0           12
----------------------------------------------------------------
Default Starting in Month        0            0           25
----------------------------------------------------------------

----------------------------------------------------------------
                            SCENARIO 1   SCENARIO 2   SCENARIO 3
----------------------------------------------------------------
0.919620000                    8.62         8.23         6.32
----------------------------------------------------------------
0.935240000                    8.32         7.93         6.03
----------------------------------------------------------------
0.950870000                    8.04         7.64         5.74
----------------------------------------------------------------
0.966490000                    7.75         7.35         5.46
----------------------------------------------------------------
0.982120000                    7.48         7.07         5.18
----------------------------------------------------------------
0.997740000                    7.20         6.79         4.91
----------------------------------------------------------------
1.013370000                    6.94         6.52         4.65
----------------------------------------------------------------
1.028990000                    6.68         6.25         4.39
----------------------------------------------------------------
1.044620000                    6.42         5.99         4.13
----------------------------------------------------------------
1.060240000                    6.17         5.74         3.88
----------------------------------------------------------------
1.075870000                    5.92         5.49         3.64
----------------------------------------------------------------
1.091490000                    5.68         5.24         3.40
----------------------------------------------------------------
1.107120000                    5.44         5.00         3.16
----------------------------------------------------------------
1.122750000                    5.21         4.76         2.93
----------------------------------------------------------------
1.138370000                    4.98         4.53         2.70
----------------------------------------------------------------
1.154000000                    4.75         4.30         2.48
----------------------------------------------------------------
1.169620000                    4.53         4.07         2.26
----------------------------------------------------------------
WAL (YRS)                      7.78         7.57         7.45
----------------------------------------------------------------
MOD DUR                        5.881        5.782        5.912
----------------------------------------------------------------
FIRST PRIN PAY              07/10/2005   07/10/2005   07/10/2005
----------------------------------------------------------------
MATURITY                    07/10/2015   05/10/2015   07/10/2015
----------------------------------------------------------------
YIELD SPREAD                    242          200          15
----------------------------------------------------------------

--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.691%
    1/4         3.691%
    1/2         3.691%
     2          3.691%
     3          3.761%
     5          3.875%
    10          4.103%
    30          4.394%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act")
or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c)
otherwise in accordance with the terms of the Pooling and Servicing Agreement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

BANC OF AMERICA SECURITIES LLC

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



------------------------------------------------------------------------------------------------------------------
                           CUT-OFF           PERIOD 1-6        PERIOD 7-12       PERIOD 13-18       PERIOD 19-24
CLASS   RATING             BALANCE        PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL
------------------------------------------------------------------------------------------------------------------

A1-A    AAA / AAA                   --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------
A-1     AAA / AAA        23,600,000.00      20,223,000.00      15,786,000.00                 --                 --
------------------------------------------------------------------------------------------------------------------
A-2     AAA / AAA       137,100,000.00     137,100,000.00     137,100,000.00     121,244,000.00      84,670,000.00
------------------------------------------------------------------------------------------------------------------
A-3     AAA / AAA       236,800,000.00     236,800,000.00     236,800,000.00     236,800,000.00     236,800,000.00
------------------------------------------------------------------------------------------------------------------
A4      AAA / AAA       206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00
------------------------------------------------------------------------------------------------------------------
A-AB    AAA / AAA        66,510,000.00      66,510,000.00      66,510,000.00      66,510,000.00      66,510,000.00
------------------------------------------------------------------------------------------------------------------
A-5     AAA / AAA       478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00
------------------------------------------------------------------------------------------------------------------
A-J1    AAA / AAA       164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00
------------------------------------------------------------------------------------------------------------------
AJ-2    AAA / AAA       108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00
------------------------------------------------------------------------------------------------------------------
B       AA / AA          43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00
------------------------------------------------------------------------------------------------------------------
C       AA- / AA-        16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------
D       A / A            28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00
------------------------------------------------------------------------------------------------------------------
E       A- / A-          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------
F       BBB+ / BBB+      20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00
------------------------------------------------------------------------------------------------------------------
G       BBB / BBB        18,477,000.00      18,477,000.00      18,477,000.00      18,477,000.00      18,477,000.00
------------------------------------------------------------------------------------------------------------------
H       BBB- / BBB-      18,476,000.00      18,476,000.00      18,476,000.00      18,476,000.00      18,476,000.00
------------------------------------------------------------------------------------------------------------------
J       BB+ / BB+         8,212,000.00       8,212,000.00       8,212,000.00       8,212,000.00       8,212,000.00
------------------------------------------------------------------------------------------------------------------
K       BB / BB           6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00
------------------------------------------------------------------------------------------------------------------
L       BB- / BB-         6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00       6,159,000.00
------------------------------------------------------------------------------------------------------------------
Total                 1,605,391,000.00   1,602,014,000.00   1,597,577,000.00   1,565,935,000.00   1,529,361,000.00
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          PERIOD 25-30       PERIOD 31-36       PERIOD 37-42       PERIOD 43-48       PERIOD 49-54      PERIOD 55-60
CLASS    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL   PAC IO NOTIONAL
----------------------------------------------------------------------------------------------------------------------

A1-A                  --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-1                   --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-2                   --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
A-3       157,499,000.00     129,920,000.00     104,607,000.00      17,693,000.00                 --                --
----------------------------------------------------------------------------------------------------------------------
A4        206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00     196,770,000.00     53,863,000.00
----------------------------------------------------------------------------------------------------------------------
A-AB       66,510,000.00      63,341,000.00      58,848,000.00      53,980,000.00      50,454,000.00     49,254,000.00
----------------------------------------------------------------------------------------------------------------------
A-5       478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00    478,931,000.00
----------------------------------------------------------------------------------------------------------------------
A-J1      164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00    164,234,000.00
----------------------------------------------------------------------------------------------------------------------
AJ-2      108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00    108,805,000.00
----------------------------------------------------------------------------------------------------------------------
B          43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00     43,111,000.00
----------------------------------------------------------------------------------------------------------------------
C          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00     16,423,000.00
----------------------------------------------------------------------------------------------------------------------
D          28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00     28,741,000.00
----------------------------------------------------------------------------------------------------------------------
E          16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00     16,423,000.00
----------------------------------------------------------------------------------------------------------------------
F          20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00      15,808,000.00      4,227,000.00
----------------------------------------------------------------------------------------------------------------------
G          18,477,000.00      18,477,000.00      18,477,000.00       8,310,000.00                 --                --
----------------------------------------------------------------------------------------------------------------------
H          18,476,000.00      17,497,000.00       3,431,000.00                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
J           8,212,000.00                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
K           5,354,000.00                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
L                     --                 --                 --                 --                 --                --
----------------------------------------------------------------------------------------------------------------------
Total   1,358,426,000.00   1,313,133,000.00   1,269,261,000.00   1,163,881,000.00   1,119,700,000.00    964,012,000.00
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
          PERIOD 61-66      PERIOD 67-72      PERIOD 73-78      PERIOD 79-84      PERIOD 85-90      PERIOD 91-96
CLASS   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------

A1-A                 --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-1                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-2                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-3                  --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A4        35,486,000.00     18,724,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-AB      44,261,000.00     38,211,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
A-5      478,931,000.00    478,931,000.00    379,684,000.00    352,669,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
A-J1     164,234,000.00    164,234,000.00    164,234,000.00    164,234,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
AJ-2     108,805,000.00    108,805,000.00    108,805,000.00    108,805,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
B         43,111,000.00     43,111,000.00     43,111,000.00     43,111,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
C         16,423,000.00     16,423,000.00     16,423,000.00     16,423,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
D         28,741,000.00     28,741,000.00     19,402,000.00     10,593,000.00                --                --
-----------------------------------------------------------------------------------------------------------------
E         10,252,000.00        262,000.00                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
F                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
G                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
H                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
J                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
K                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
L                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
Total    930,244,000.00    897,442,000.00    731,659,000.00    695,835,000.00                --                --
-----------------------------------------------------------------------------------------------------------------


PAYMENT DATE   PERIOD     STRIP
------------   ------   --------
   4/1/2005       0
   5/1/2005       1     4.96670%
   6/1/2005       2     5.12070%
   7/1/2005       3     5.12080%
   8/1/2005       4     4.96690%
   9/1/2005       5     5.12100%
  10/1/2005       6     4.96710%
  11/1/2005       7     4.96720%
  12/1/2005       8     4.96730%
   1/1/2006       9     4.96760%
   2/1/2006      10     5.12150%
   3/1/2006      11     4.96760%
   4/1/2006      12     5.12170%
   5/1/2006      13     4.96780%
   6/1/2006      14     5.12180%
   7/1/2006      15     5.12190%
   8/1/2006      16     4.96790%
   9/1/2006      17     5.12180%
  10/1/2006      18     4.96780%
  11/1/2006      19     4.96770%
  12/1/2006      20     4.96770%
   1/1/2007      21     4.96880%
   2/1/2007      22     5.12150%
   3/1/2007      23     4.96750%
   4/1/2007      24     5.12130%
   5/1/2007      25     4.96740%
   6/1/2007      26     5.12120%
   7/1/2007      27     5.12110%
   8/1/2007      28     4.96330%
   9/1/2007      29     5.12310%
  10/1/2007      30     4.96930%
  11/1/2007      31     5.12320%
  12/1/2007      32     5.09050%
   1/1/2008      33     5.09050%
   2/1/2008      34     5.24710%
   3/1/2008      35     5.09030%
   4/1/2008      36     5.24690%
   5/1/2008      37     5.09020%
   6/1/2008      38     5.24680%
   7/1/2008      39     5.24670%
   8/1/2008      40     5.09000%
   9/1/2008      41     5.24660%
  10/1/2008      42     5.08990%
  11/1/2008      43     5.08980%

  12/1/2008      44     5.08980%
   1/1/2009      45     5.09000%
   2/1/2009      46     5.24620%
   3/1/2009      47     5.08950%
   4/1/2009      48     5.24610%
   5/1/2009      49     5.08940%
   6/1/2009      50     5.24590%
   7/1/2009      51     5.24580%
   8/1/2009      52     5.08920%
   9/1/2009      53     5.27660%
  10/1/2009      54     5.11970%
  11/1/2009      55     5.11970%
  12/1/2009      56     5.14660%
   1/1/2010      57     5.14690%
   2/1/2010      58     5.34180%
   3/1/2010      59     5.16850%
   4/1/2010      60     5.34170%
   5/1/2010      61     5.16840%
   6/1/2010      62     5.34160%
   7/1/2010      63     5.34160%
   8/1/2010      64     5.16830%
   9/1/2010      65     5.34150%
  10/1/2010      66     5.16820%
  11/1/2010      67     5.16810%
  12/1/2010      68     5.16810%
   1/1/2011      69     5.16840%
   2/1/2011      70     5.34120%
   3/1/2011      71     5.16790%
   4/1/2011      72     5.34110%
   5/1/2011      73     5.16780%
   6/1/2011      74     5.34360%
   7/1/2011      75     5.34350%
   8/1/2011      76     5.17010%
   9/1/2011      77     5.34340%
  10/1/2011      78     5.22100%
  11/1/2011      79     5.39600%
  12/1/2011      80     5.22100%
   1/1/2012      81     5.22110%
   2/1/2012      82     5.39480%
   3/1/2012      83     5.26090%
   4/1/2012      84     5.43730%

A-AB SCHEDULE                   66,510,000.00

    PERIOD         BALANCE        PRINCIPAL
-------------   -------------   -------------
  1             66,510,000.00              --
  2             66,510,000.00              --
  3             66,510,000.00              --
  4             66,510,000.00              --
  5             66,510,000.00              --
  6             66,510,000.00              --
  7             66,510,000.00              --
  8             66,510,000.00              --
  9             66,510,000.00              --
 10             66,510,000.00              --
 11             66,510,000.00              --
 12             66,510,000.00              --
 13             66,510,000.00              --
 14             66,510,000.00              --
 15             66,510,000.00              --
 16             66,510,000.00              --
 17             66,510,000.00              --
 18             66,510,000.00              --
 19             66,510,000.00              --
 20             66,510,000.00              --
 21             66,510,000.00              --
 22             66,510,000.00              --
 23             66,510,000.00              --
 24             66,510,000.00              --
 25             66,510,000.00              --
 26             66,510,000.00              --
 27             66,510,000.00              --
 28             66,510,000.00              --
 29             66,510,000.00              --
 30             66,510,000.00              --
 31             66,318,797.36      191,202.64
 32             65,642,676.57      676,120.79
 33             64,800,717.82      841,958.75
 34             64,113,433.84      687,283.98
 35             63,341,265.88      772,167.96
 36             62,629,056.89      712,208.99
 37             61,829,389.25      799,667.64

 38             61,110,238.42      719,150.83
 39             60,387,786.50      722,451.92
 40             59,578,160.73      809,625.77
 41             58,848,674.03      729,486.70
 42             58,032,209.09      816,464.94
 43             57,295,623.77      736,585.32
 44             56,555,657.13      739,966.63
 45             55,562,423.70      993,233.43
 46             54,814,494.65      747,929.06
 47             53,980,100.13      834,394.52
 48             53,224,905.06      755,195.07
 49             52,383,446.55      841,458.51
 50             51,620,919.52      762,527.02
 51             50,854,891.80      766,027.72
 52             50,654,891.80      200,000.00
 53             50,454,891.80      200,000.00
 54             50,254,891.80      200,000.00
 55             50,054,891.80      200,000.00
 56             49,854,891.80      200,000.00
 57             49,654,891.80      200,000.00
 58             49,454,891.80      200,000.00
 59             49,254,891.80      200,000.00
 60             48,974,442.93      280,448.87
 61             47,987,142.07      987,300.86
 62             47,085,814.85      901,327.22
 63             46,180,349.20      905,465.65
 64             45,175,916.40    1,004,432.80
 65             44,261,679.01      914,237.39
 66             43,248,718.36    1,012,960.65
 67             42,325,629.61      923,088.75
 68             41,398,302.27      927,327.34
 69             40,184,413.17    1,213,889.10
 70             39,247,246.82      937,166.35
 71             38,211,994.70    1,035,252.12
 72             37,265,768.80      946,225.90
 73             36,221,709.00    1,044,059.79
 74             35,266,341.32      955,367.69
 75             34,306,586.44      959,754.88
 76             34,106,586.44      200,000.00
 77             33,906,586.44      200,000.00
 78             33,706,586.44      200,000.00
 79             33,506,586.44      200,000.00
 80             33,306,586.44      200,000.00

 81             33,106,586.44      200,000.00
 82             32,849,826.36      256,760.08
 83             31,827,161.55    1,022,664.81
 84             30,885,619.96      941,541.60
 85             29,854,239.78    1,031,380.17
 86             28,903,652.26      950,587.53
 87             27,948,707.18      954,945.07
 88             26,904,296.30    1,044,410.88
 89             25,940,183.83      964,112.47
 90             24,886,860.49    1,053,323.33
 91             23,913,497.53      973,362.96
 92             22,935,672.37      977,825.17
 93             21,700,324.13    1,235,348.23
 94             20,712,346.71      987,977.42
 95             19,635,822.12    1,076,524.60
 96             18,638,377.87      997,444.24
 97             17,552,649.73    1,085,728.14
 98             16,545,652.87    1,006,996.87
 99             15,534,039.19    1,011,613.67
100             14,434,535.68    1,099,503.51
101             13,413,240.95    1,021,294.73
102             12,304,325.61    1,108,915.34
103             11,273,262.07    1,031,063.54
104             10,237,471.12    1,035,790.95
105              8,949,526.05    1,287,945.07
106              7,903,074.67    1,046,451.38
107              6,769,702.27    1,133,372.40
108              5,713,254.01    1,056,448.26
109              4,570,162.74    1,143,091.27
110              3,503,626.98    1,066,535.77
111              2,432,200.73    1,071,426.24
112              1,274,548.02    1,157,652.71
113                192,898.50    1,081,649.52
114                        --      192,898.50
115                        --              --
116                        --              --
117                        --              --
118                        --              --
119                        --              --
120                        --              --
121                        --              --
122                        --              --
123                        --              --

124                        --              --
125                        --              --
126                        --              --
127                        --              --
128                        --              --
129                        --              --
130                        --              --
131                        --              --
132                        --              --
133                        --              --
134                        --              --
135                        --              --
136                        --              --
137                        --              --
138                        --              --
139                        --              --
140                        --              --
141                        --              --
142                        --              --
143                        --              --
144                        --              --
145                        --              --
146                        --              --
147                        --              --
148                        --              --
149                        --              --
150                        --              --
151                        --              --
152                        --              --

153                        --              --
154                        --              --
155                        --              --
156                        --              --
157                        --              --
158                        --              --
159                        --              --
160                        --              --
161                        --              --
162                        --              --
163                        --              --
164                        --              --
165                        --              --
166                        --              --
167                        --              --
168                        --              --
169                        --              --
170                        --              --
171                        --              --
172                        --              --
173                        --              --
174                        --              --
175                        --              --
176                        --              --
177                        --              --
178                        --              --

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS XP

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,602,014,000
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.4150%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)     SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
-------------------------------------------------------------------------------------------------------------------------------

During YM                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
-------------------------------------------------------------------------------------------------------------------------------
During Penalty         100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
-------------------------------------------------------------------------------------------------------------------------------
During Open            100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
DEFUALT (CDR)        SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
-------------------------------------------------------------------------------------------------------------------------------

Default Rate            0.00%       1.00%       2.00%       3.00%       4.00%       5.00%       6.00%       7.00%       8.00%
-------------------------------------------------------------------------------------------------------------------------------
Loss Severity           0.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%
-------------------------------------------------------------------------------------------------------------------------------
Lag (months)              0          12          12          12          12          12          12          12          12
-------------------------------------------------------------------------------------------------------------------------------
Default Starting in
   Month                  0           1           1           1           1           1           1           1           1
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
                SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
--------------------------------------------------------------------------------------------------------------------------

2.210100000        6.16        6.16        6.16        6.16        6.16        6.16        6.16        5.81        5.25
--------------------------------------------------------------------------------------------------------------------------
2.225720000        5.92        5.92        5.92        5.92        5.92        5.92        5.92        5.57        5.01
--------------------------------------------------------------------------------------------------------------------------
2.241350000        5.68        5.68        5.68        5.68        5.68        5.68        5.68        5.33        4.77
--------------------------------------------------------------------------------------------------------------------------
2.256970000        5.44        5.44        5.44        5.44        5.44        5.44        5.44        5.09        4.53
--------------------------------------------------------------------------------------------------------------------------
2.272600000        5.20        5.20        5.20        5.20        5.20        5.20        5.20        4.85        4.30
--------------------------------------------------------------------------------------------------------------------------
2.288230000        4.97        4.97        4.97        4.97        4.97        4.97        4.97        4.62        4.06
--------------------------------------------------------------------------------------------------------------------------
2.303850000        4.74        4.74        4.74        4.74        4.74        4.74        4.74        4.39        3.83
--------------------------------------------------------------------------------------------------------------------------
2.319480000        4.51        4.51        4.51        4.51        4.51        4.51        4.51        4.16        3.60
--------------------------------------------------------------------------------------------------------------------------
2.335100000        4.29        4.29        4.29        4.29        4.29        4.29        4.29        3.94        3.38
--------------------------------------------------------------------------------------------------------------------------
2.350730000        4.07        4.07        4.07        4.07        4.07        4.07        4.07        3.71        3.16
--------------------------------------------------------------------------------------------------------------------------
2.366350000        3.85        3.85        3.85        3.85        3.85        3.85        3.85        3.49        2.94
--------------------------------------------------------------------------------------------------------------------------
2.381980000        3.63        3.63        3.63        3.63        3.63        3.63        3.63        3.28        2.72
--------------------------------------------------------------------------------------------------------------------------
2.397600000        3.41        3.41        3.41        3.41        3.41        3.41        3.41        3.06        2.50
--------------------------------------------------------------------------------------------------------------------------
2.413230000        3.20        3.20        3.20        3.20        3.20        3.20        3.20        2.85        2.29
--------------------------------------------------------------------------------------------------------------------------
2.428850000        2.99        2.99        2.99        2.99        2.99        2.99        2.99        2.63        2.07
--------------------------------------------------------------------------------------------------------------------------
2.444480000        2.78        2.78        2.78        2.78        2.78        2.78        2.78        2.42        1.87
--------------------------------------------------------------------------------------------------------------------------
2.460100000        2.57        2.57        2.57        2.57        2.57        2.57        2.57        2.22        1.66
--------------------------------------------------------------------------------------------------------------------------
WAL (YRS)          5.17        5.17        5.17        5.17        5.17        5.17        5.17        5.11        5.03
--------------------------------------------------------------------------------------------------------------------------
MOD DUR            2.948       2.948       2.948       2.948       2.948       2.948       2.948       2.946       2.945
--------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005
--------------------------------------------------------------------------------------------------------------------------
MATURITY         6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012
--------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD       65.01       65.01       65.01       65.01       65.01       65.01       65.01       30.14       -25.2
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XP

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,602,014,000
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.4150%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)  SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
----------------------------------------------------------------------------------------------------------------------------

During YM             0.00%       0.00%       0.00%       0.00%       0.00%       0.00%      0.00%        0.00%       0.00%
----------------------------------------------------------------------------------------------------------------------------
During Penalty      100.00%     100.00%     100.00%     100.00%     100.00%     100.00%    100.00%      100.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------
During Open         100.00%     100.00%     100.00%     100.00%     100.00%     100.00%    100.00%      100.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
DEFUALT (CDR)     SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
----------------------------------------------------------------------------------------------------------------------------

Default Rate         0.00%       1.00%       2.00%       3.00%       4.00%       5.00%       6.00%       7.00%       8.00%
----------------------------------------------------------------------------------------------------------------------------
Loss Severity        0.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%
----------------------------------------------------------------------------------------------------------------------------
Lag (months)           0          12          12          12          12          12          12          12          12
----------------------------------------------------------------------------------------------------------------------------
Default Starting
   in Month            0          24          24          24          24          24          24          24          24
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                  SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4  SCENARIO 5  SCENARIO 6  SCENARIO 7  SCENARIO 8  SCENARIO 9
----------------------------------------------------------------------------------------------------------------------------

2.210100000          6.16        6.16        6.16        6.16        6.16        6.16        6.16        6.16        6.16
----------------------------------------------------------------------------------------------------------------------------
2.225720000          5.92        5.92        5.92        5.92        5.92        5.92        5.92        5.92        5.92
----------------------------------------------------------------------------------------------------------------------------
2.241350000          5.68        5.68        5.68        5.68        5.68        5.68        5.68        5.68        5.68
----------------------------------------------------------------------------------------------------------------------------
2.256970000          5.44        5.44        5.44        5.44        5.44        5.44        5.44        5.44        5.44
----------------------------------------------------------------------------------------------------------------------------
2.272600000          5.20        5.20        5.20        5.20        5.20        5.20        5.20        5.20        5.20
----------------------------------------------------------------------------------------------------------------------------
2.288230000          4.97        4.97        4.97        4.97        4.97        4.97        4.97        4.97        4.97
----------------------------------------------------------------------------------------------------------------------------
2.303850000          4.74        4.74        4.74        4.74        4.74        4.74        4.74        4.74        4.74
----------------------------------------------------------------------------------------------------------------------------
2.319480000          4.51        4.51        4.51        4.51        4.51        4.51        4.51        4.51        4.51
----------------------------------------------------------------------------------------------------------------------------
2.335100000          4.29        4.29        4.29        4.29        4.29        4.29        4.29        4.29        4.29
----------------------------------------------------------------------------------------------------------------------------
2.350730000          4.07        4.07        4.07        4.07        4.07        4.07        4.07        4.07        4.07
----------------------------------------------------------------------------------------------------------------------------
2.366350000          3.85        3.85        3.85        3.85        3.85        3.85        3.85        3.85        3.85
----------------------------------------------------------------------------------------------------------------------------
2.381980000          3.63        3.63        3.63        3.63        3.63        3.63        3.63        3.63        3.63
----------------------------------------------------------------------------------------------------------------------------
2.397600000          3.41        3.41        3.41        3.41        3.41        3.41        3.41        3.41        3.41
----------------------------------------------------------------------------------------------------------------------------
2.413230000          3.20        3.20        3.20        3.20        3.20        3.20        3.20        3.20        3.20
----------------------------------------------------------------------------------------------------------------------------
2.428850000          2.99        2.99        2.99        2.99        2.99        2.99        2.99        2.99        2.99
----------------------------------------------------------------------------------------------------------------------------
2.444480000          2.78        2.78        2.78        2.78        2.78        2.78        2.78        2.78        2.78
----------------------------------------------------------------------------------------------------------------------------
2.460100000          2.57        2.57        2.57        2.57        2.57        2.57        2.57        2.57        2.57
----------------------------------------------------------------------------------------------------------------------------
WAL (YRS)            5.17        5.17        5.17        5.17        5.17        5.17        5.17        5.17        5.17
----------------------------------------------------------------------------------------------------------------------------
MOD DUR              2.948       2.948       2.948       2.948       2.948       2.948      2.948        2.948      2.948
----------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY    12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005  12/10/2005
----------------------------------------------------------------------------------------------------------------------------
MATURITY           6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012   6/10/2012    6/10/2012  6/10/2012
----------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD         65.01       65.01       65.01       65.01       65.01       65.01      65.01        65.01      65.01
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS XP

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,602,014,000
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.4150%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

2.210100000           6.16         6.71         6.90         6.65         5.94
---------------------------------------------------------------------------------
2.225720000           5.92         6.47         6.66         6.40         5.69
---------------------------------------------------------------------------------
2.241350000           5.68         6.22         6.41         6.16         5.45
---------------------------------------------------------------------------------
2.256970000           5.44         5.98         6.17         5.92         5.21
---------------------------------------------------------------------------------
2.272600000           5.20         5.75         5.93         5.68         4.97
---------------------------------------------------------------------------------
2.288230000           4.97         5.51         5.70         5.45         4.74
---------------------------------------------------------------------------------
2.303850000           4.74         5.28         5.47         5.21         4.51
---------------------------------------------------------------------------------
2.319480000           4.51         5.05         5.24         4.98         4.28
---------------------------------------------------------------------------------
2.335100000           4.29         4.83         5.01         4.75         4.05
---------------------------------------------------------------------------------
2.350730000           4.07         4.60         4.78         4.53         3.82
---------------------------------------------------------------------------------
2.366350000           3.85         4.38         4.56         4.30         3.60
---------------------------------------------------------------------------------
2.381980000           3.63         4.16         4.34         4.08         3.38
---------------------------------------------------------------------------------
2.397600000           3.41         3.94         4.12         3.86         3.16
---------------------------------------------------------------------------------
2.413230000           3.20         3.73         3.90         3.65         2.95
---------------------------------------------------------------------------------
2.428850000           2.99         3.51         3.69         3.43         2.74
---------------------------------------------------------------------------------
2.444480000           2.78         3.30         3.48         3.22         2.52
---------------------------------------------------------------------------------
2.460100000           2.57         3.09         3.27         3.01         2.32
---------------------------------------------------------------------------------
WAL (YRS)             5.17         5.17         5.17         5.13         5.04
---------------------------------------------------------------------------------
MOD DUR               2.95         2.93         2.91         2.91         2.93
---------------------------------------------------------------------------------
FIRST PRIN PAY     12/10/2005   12/10/2005   12/10/2005   12/10/2005   12/10/2005
---------------------------------------------------------------------------------
MATURITY            6/10/2012    6/10/2012    6/10/2012    6/10/2012    6/10/2012
---------------------------------------------------------------------------------
YIELD SPREAD          65.01       118.66       136.85       111.7         41.69
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
   1/4          3.486%
   1/2          3.486%
    2           3.486%
    3           3.532%
    5           3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS XP

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,602,014,000
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.4150%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

2.210100000           6.16         6.71         6.90         6.65         5.94
---------------------------------------------------------------------------------
2.225720000           5.92         6.47         6.66         6.40         5.69
---------------------------------------------------------------------------------
2.241350000           5.68         6.22         6.41         6.16         5.45
---------------------------------------------------------------------------------
2.256970000           5.44         5.98         6.17         5.92         5.21
---------------------------------------------------------------------------------
2.272600000           5.20         5.75         5.93         5.68         4.97
---------------------------------------------------------------------------------
2.288230000           4.97         5.51         5.70         5.45         4.74
---------------------------------------------------------------------------------
2.303850000           4.74         5.28         5.47         5.21         4.51
---------------------------------------------------------------------------------
2.319480000           4.51         5.05         5.24         4.98         4.28
---------------------------------------------------------------------------------
2.335100000           4.29         4.83         5.01         4.75         4.05
---------------------------------------------------------------------------------
2.350730000           4.07         4.60         4.78         4.53         3.82
---------------------------------------------------------------------------------
2.366350000           3.85         4.38         4.56         4.30         3.60
---------------------------------------------------------------------------------
2.381980000           3.63         4.16         4.34         4.08         3.38
---------------------------------------------------------------------------------
2.397600000           3.41         3.94         4.12         3.86         3.16
---------------------------------------------------------------------------------
2.413230000           3.20         3.73         3.90         3.65         2.95
---------------------------------------------------------------------------------
2.428850000           2.99         3.51         3.69         3.43         2.74
---------------------------------------------------------------------------------
2.444480000           2.78         3.30         3.48         3.22         2.52
---------------------------------------------------------------------------------
2.460100000           2.57         3.09         3.27         3.01         2.32
---------------------------------------------------------------------------------
WAL (YRS)             5.17         5.17         5.17         5.13         5.04
---------------------------------------------------------------------------------
MOD DUR               2.95         2.93         2.91         2.91         2.93
---------------------------------------------------------------------------------
FIRST PRIN PAY     12/10/2005   12/10/2005   12/10/2005   12/10/2005   12/10/2005
---------------------------------------------------------------------------------
MATURITY            6/10/2012    6/10/2012    6/10/2012    6/10/2012    6/10/2012
---------------------------------------------------------------------------------
YIELD SPREAD          65.01       118.66       136.85       111.7         41.69
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
   1/4          3.486%
   1/2          3.486%
    2           3.486%
    3           3.532%
    5           3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS XP

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2        Initial Balance:            1,602,014,000
Settlement Date:       06/28/05        Initial Pass-Through Rate:        0.4150%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
During YM             0.00%        0.00%        0.00%        0.00%         0.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

2.210100000           6.16         6.16         6.16         6.16         6.16
---------------------------------------------------------------------------------
2.225720000           5.92         5.92         5.92         5.92         5.92
---------------------------------------------------------------------------------
2.241350000           5.68         5.68         5.68         5.68         5.68
---------------------------------------------------------------------------------
2.256970000           5.44         5.44         5.44         5.44         5.44
---------------------------------------------------------------------------------
2.272600000           5.20         5.20         5.20         5.20         5.20
---------------------------------------------------------------------------------
2.288230000           4.97         4.97         4.97         4.97         4.97
---------------------------------------------------------------------------------
2.303850000           4.74         4.74         4.74         4.74         4.74
---------------------------------------------------------------------------------
2.319480000           4.51         4.51         4.51         4.51         4.51
---------------------------------------------------------------------------------
2.335100000           4.29         4.29         4.29         4.29         4.29
---------------------------------------------------------------------------------
2.350730000           4.07         4.07         4.07         4.07         4.07
---------------------------------------------------------------------------------
2.366350000           3.85         3.85         3.85         3.85         3.85
---------------------------------------------------------------------------------
2.381980000           3.63         3.63         3.63         3.63         3.63
---------------------------------------------------------------------------------
2.397600000           3.41         3.41         3.41         3.41         3.41
---------------------------------------------------------------------------------
2.413230000           3.20         3.20         3.20         3.20         3.20
---------------------------------------------------------------------------------
2.428850000           2.99         2.99         2.99         2.99         2.99
---------------------------------------------------------------------------------
2.444480000           2.78         2.78         2.78         2.78         2.78
---------------------------------------------------------------------------------
2.460100000           2.57         2.57         2.57         2.57         2.57
---------------------------------------------------------------------------------
WAL (YRS)             5.17         5.17         5.17         5.17         5.17
---------------------------------------------------------------------------------
MOD DUR               2.95         2.95         2.95         2.95         2.95
---------------------------------------------------------------------------------
FIRST PRIN PAY     12/10/2005   12/10/2005   12/10/2005   12/10/2005   12/10/2005
---------------------------------------------------------------------------------
MATURITY            6/10/2012    6/10/2012    6/10/2012    6/10/2012    6/10/2012
---------------------------------------------------------------------------------
YIELD SPREAD           65           65           65           65           65
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS A-1

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           23,600,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:    3.8950%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

 99.50000000          4.24         4.55         4.63         4.69         4.74
---------------------------------------------------------------------------------
 99.56250000          4.19         4.49         4.58         4.63         4.69
---------------------------------------------------------------------------------
 99.62500000          4.14         4.44         4.52         4.58         4.63
---------------------------------------------------------------------------------
 99.68750000          4.10         4.38         4.46         4.52         4.57
---------------------------------------------------------------------------------
 99.75000000          4.05         4.33         4.41         4.46         4.51
---------------------------------------------------------------------------------
 99.81250000          4.00         4.27         4.35         4.40         4.45
---------------------------------------------------------------------------------
 99.87500000          3.95         4.22         4.29         4.34         4.39
---------------------------------------------------------------------------------
 99.93750000          3.90         4.16         4.24         4.29         4.33
---------------------------------------------------------------------------------
100.00000000          3.85         4.11         4.18         4.23         4.28
---------------------------------------------------------------------------------
100.06250000          3.80         4.05         4.12         4.17         4.22
---------------------------------------------------------------------------------
100.12500000          3.75         4.00         4.07         4.11         4.16
---------------------------------------------------------------------------------
100.18750000          3.70         3.95         4.01         4.06         4.10
---------------------------------------------------------------------------------
100.25000000          3.66         3.89         3.95         4.00         4.04
---------------------------------------------------------------------------------
100.31250000          3.61         3.84         3.90         3.94         3.99
---------------------------------------------------------------------------------
100.37500000          3.56         3.78         3.84         3.88         3.93
---------------------------------------------------------------------------------
100.43750000          3.51         3.73         3.78         3.83         3.87
---------------------------------------------------------------------------------
100.50000000          3.46         3.67         3.73         3.77         3.81
---------------------------------------------------------------------------------
WAL (YRS)             1.35         1.20         1.15         1.13         1.12
---------------------------------------------------------------------------------
MOD DUR               1.28         1.14         1.10         1.08         1.07
---------------------------------------------------------------------------------
FIRST PRIN PAY      7/10/2005    7/10/2005    7/10/2005    7/10/2005    7/10/2005
---------------------------------------------------------------------------------
MATURITY            1/10/2008    5/10/2007    3/10/2007    2/10/2007    1/10/2007
---------------------------------------------------------------------------------
YIELD SPREAD           36           62           69           74           79
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wi ll coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regard ing such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2          Initial Balance:           137,100,000
Settlement Date:       06/28/05          Initial Pass-Through Rate:      4.213%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.21         4.30         4.44         4.59         5.05
---------------------------------------------------------------------------------
100.06250000          4.18         4.27         4.41         4.56         5.01
---------------------------------------------------------------------------------
100.12500000          4.15         4.25         4.38         4.53         4.97
---------------------------------------------------------------------------------
100.18750000          4.13         4.22         4.36         4.50         4.93
---------------------------------------------------------------------------------
100.25000000          4.10         4.19         4.33         4.47         4.90
---------------------------------------------------------------------------------
100.31250000          4.07         4.16         4.30         4.44         4.86
---------------------------------------------------------------------------------
100.37500000          4.05         4.14         4.27         4.40         4.82
---------------------------------------------------------------------------------
100.43750000          4.02         4.11         4.24         4.37         4.78
---------------------------------------------------------------------------------
100.50000000          3.99         4.08         4.21         4.34         4.75
---------------------------------------------------------------------------------
100.56250000          3.97         4.05         4.18         4.31         4.71
---------------------------------------------------------------------------------
100.62500000          3.94         4.03         4.15         4.28         4.67
---------------------------------------------------------------------------------
100.68750000          3.92         4.00         4.12         4.25         4.64
---------------------------------------------------------------------------------
100.75000000          3.89         3.97         4.09         4.22         4.60
---------------------------------------------------------------------------------
100.81250000          3.86         3.95         4.06         4.18         4.56
---------------------------------------------------------------------------------
100.87500000          3.84         3.92         4.04         4.15         4.52
---------------------------------------------------------------------------------
100.93750000          3.81         3.89         4.01         4.12         4.49
---------------------------------------------------------------------------------
101.00000000          3.78         3.86         3.98         4.09         4.45
---------------------------------------------------------------------------------
WAL (YRS)             2.53         2.43         2.28         2.11         1.77
---------------------------------------------------------------------------------
MOD DUR               2.36         2.26         2.13         1.97         1.67
---------------------------------------------------------------------------------
FIRST PRIN PAY      1/10/2008    5/10/2007    3/10/2007    2/10/2007    1/10/2007
---------------------------------------------------------------------------------
MATURITY            1/10/2008    1/10/2008    1/10/2008   11/10/2007    7/10/2007
---------------------------------------------------------------------------------
YIELD SPREAD            48           58           71           85          126
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
      2         3.486%
      3         3.532%
      5         3.630%
     10         3.900%
     30         4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wi ll coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regard ing such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-3

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           236,800,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.377%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
----------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
----------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
----------------------------------------------------------------------------------




----------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
----------------------------------------------------------------------------------

100.00000000          4.39         4.53         4.63         4.68         4.60
----------------------------------------------------------------------------------
100.06250000          4.37         4.51         4.61         4.66         4.57
----------------------------------------------------------------------------------
100.12500000          4.36         4.49         4.58         4.63         4.54
----------------------------------------------------------------------------------
100.18750000          4.34         4.47         4.56         4.61         4.51
----------------------------------------------------------------------------------
100.25000000          4.33         4.45         4.54         4.58         4.48
----------------------------------------------------------------------------------
100.31250000          4.31         4.43         4.52         4.56         4.45
----------------------------------------------------------------------------------
100.37500000          4.30         4.42         4.50         4.53         4.42
----------------------------------------------------------------------------------
100.43750000          4.28         4.40         4.48         4.51         4.39
----------------------------------------------------------------------------------
100.50000000          4.27         4.38         4.45         4.48         4.36
----------------------------------------------------------------------------------
100.56250000          4.25         4.36         4.43         4.46         4.34
----------------------------------------------------------------------------------
100.62500000          4.24         4.34         4.41         4.44         4.31
----------------------------------------------------------------------------------
100.68750000          4.22         4.32         4.39         4.41         4.28
----------------------------------------------------------------------------------
100.75000000          4.21         4.30         4.37         4.39         4.25
----------------------------------------------------------------------------------
100.81250000          4.19         4.28         4.35         4.36         4.22
----------------------------------------------------------------------------------
100.87500000          4.18         4.27         4.32         4.34         4.19
----------------------------------------------------------------------------------
100.93750000          4.16         4.25         4.30         4.32         4.16
----------------------------------------------------------------------------------
101.00000000          4.15         4.23         4.28         4.29         4.13
----------------------------------------------------------------------------------
WAL (YRS)             4.57         3.68         3.14         2.77         2.27
----------------------------------------------------------------------------------
MOD DUR               4.06         3.32         2.87         2.56         2.12
----------------------------------------------------------------------------------
FIRST PRIN PAY     10/10/2009   1/10/2008     1/10/2008   11/10/2007    7/10/2007
----------------------------------------------------------------------------------
MATURITY            6/10/2010   1/10/2010    10/10/2009    5/10/2009    7/10/2008
----------------------------------------------------------------------------------
YIELD SPREAD           66           81           91           96           87
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           206,700,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.486%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.51         4.55         4.57         4.57         4.63
---------------------------------------------------------------------------------
100.06250000          4.50         4.54         4.55         4.55         4.62
---------------------------------------------------------------------------------
100.12500000          4.49         4.53         4.54         4.54         4.60
---------------------------------------------------------------------------------
100.18750000          4.48         4.52         4.52         4.52         4.59
---------------------------------------------------------------------------------
100.25000000          4.46         4.50         4.51         4.51         4.57
---------------------------------------------------------------------------------
100.31250000          4.45         4.49         4.50         4.49         4.56
---------------------------------------------------------------------------------
100.37500000          4.44         4.48         4.48         4.48         4.54
---------------------------------------------------------------------------------
100.43750000          4.43         4.47         4.47         4.46         4.53
---------------------------------------------------------------------------------
100.50000000          4.42         4.45         4.46         4.45         4.51
---------------------------------------------------------------------------------
100.56250000          4.41         4.44         4.44         4.44         4.50
---------------------------------------------------------------------------------
100.62500000          4.40         4.43         4.43         4.42         4.48
---------------------------------------------------------------------------------
100.68750000          4.39         4.42         4.42         4.41         4.46
---------------------------------------------------------------------------------
100.75000000          4.38         4.40         4.40         4.39         4.45
---------------------------------------------------------------------------------
100.81250000          4.37         4.39         4.39         4.38         4.43
---------------------------------------------------------------------------------
100.87500000          4.35         4.38         4.37         4.36         4.42
---------------------------------------------------------------------------------
100.93750000          4.34         4.37         4.36         4.35         4.40
---------------------------------------------------------------------------------
101.00000000          4.33         4.35         4.35         4.34         4.39
---------------------------------------------------------------------------------
WAL (YRS)             6.69         5.78         5.23         4.94         4.57
---------------------------------------------------------------------------------
MOD DUR               5.66         4.97         4.55         4.32         4.01
---------------------------------------------------------------------------------
FIRST PRIN PAY     10/10/2011   1/10/2010    10/10/2009    5/10/2009    7/10/2008
---------------------------------------------------------------------------------
MATURITY            4/10/2012   4/10/2012     2/10/2012   12/10/2011   11/10/2011
---------------------------------------------------------------------------------
YIELD SPREAD           70           78           81           82           90
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                         PRICE/YIELD TABLE - CLASS A-AB

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2            Initial Balance:           66,510,000
Settlement Date:       06/28/05            Initial Pass-Through Rate:     4.464%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.48         4.59         4.60         4.58         4.52
---------------------------------------------------------------------------------
100.06250000          4.47         4.58         4.58         4.57         4.51
---------------------------------------------------------------------------------
100.12500000          4.46         4.57         4.57         4.56         4.49
---------------------------------------------------------------------------------
100.18750000          4.45         4.55         4.56         4.55         4.48
---------------------------------------------------------------------------------
100.25000000          4.44         4.54         4.54         4.53         4.47
---------------------------------------------------------------------------------
100.31250000          4.43         4.53         4.53         4.52         4.45
---------------------------------------------------------------------------------
100.37500000          4.41         4.51         4.52         4.51         4.44
---------------------------------------------------------------------------------
100.43750000          4.40         4.50         4.51         4.49         4.43
---------------------------------------------------------------------------------
100.50000000          4.39         4.49         4.49         4.48         4.42
---------------------------------------------------------------------------------
100.56250000          4.38         4.48         4.48         4.47         4.40
---------------------------------------------------------------------------------
100.62500000          4.37         4.46         4.47         4.45         4.39
---------------------------------------------------------------------------------
100.68750000          4.36         4.45         4.45         4.44         4.38
---------------------------------------------------------------------------------
100.75000000          4.35         4.44         4.44         4.43         4.36
---------------------------------------------------------------------------------
100.81250000          4.33         4.43         4.43         4.42         4.35
---------------------------------------------------------------------------------
100.87500000          4.32         4.41         4.42         4.40         4.34
---------------------------------------------------------------------------------
100.93750000          4.31         4.40         4.40         4.39         4.32
---------------------------------------------------------------------------------
101.00000000          4.30         4.39         4.39         4.38         4.31
---------------------------------------------------------------------------------
WAL (YRS)             6.34         5.67         5.63         5.55         5.47
---------------------------------------------------------------------------------
MOD DUR               5.34         4.86         4.83         4.77         4.72
---------------------------------------------------------------------------------
FIRST PRIN PAY      1/10/2008    1/10/2008    1/10/2008    1/10/2008    1/10/2008
---------------------------------------------------------------------------------
MATURITY           12/10/2014    4/10/2012    3/10/2012    2/10/2012   11/10/2011
---------------------------------------------------------------------------------
YIELD SPREAD           69            82          83           82           76
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           478,931,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.626%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.66         4.66         4.66         4.65         4.65
---------------------------------------------------------------------------------
100.06250000          4.65         4.65         4.65         4.65         4.65
---------------------------------------------------------------------------------
100.12500000          4.64         4.64         4.64         4.64         4.64
---------------------------------------------------------------------------------
100.18750000          4.63         4.63         4.63         4.63         4.63
---------------------------------------------------------------------------------
100.25000000          4.62         4.63         4.62         4.62         4.62
---------------------------------------------------------------------------------
100.31250000          4.61         4.62         4.61         4.61         4.61
---------------------------------------------------------------------------------
100.37500000          4.61         4.61         4.60         4.60         4.60
---------------------------------------------------------------------------------
100.43750000          4.60         4.60         4.60         4.59         4.59
---------------------------------------------------------------------------------
100.50000000          4.59         4.59         4.59         4.58         4.58
---------------------------------------------------------------------------------
100.56250000          4.58         4.58         4.58         4.58         4.57
---------------------------------------------------------------------------------
100.62500000          4.57         4.57         4.57         4.57         4.57
---------------------------------------------------------------------------------
100.68750000          4.57         4.57         4.56         4.56         4.56
---------------------------------------------------------------------------------
100.75000000          4.56         4.56         4.55         4.55         4.55
---------------------------------------------------------------------------------
100.81250000          4.55         4.55         4.54         4.54         4.54
---------------------------------------------------------------------------------
100.87500000          4.54         4.54         4.53         4.53         4.53
---------------------------------------------------------------------------------
100.93750000          4.53         4.53         4.53         4.52         4.52
---------------------------------------------------------------------------------
101.00000000          4.53         4.52         4.52         4.51         4.51
---------------------------------------------------------------------------------
WAL (YRS)             9.68         9.06         8.90         8.86         8.68
---------------------------------------------------------------------------------
MOD DUR               7.64         7.22         7.12         7.09         6.97
---------------------------------------------------------------------------------
FIRST PRIN PAY     12/10/2014   4/10/2012     3/10/2012    2/10/2012   11/10/2011
---------------------------------------------------------------------------------
MATURITY            5/10/2015   4/10/2015     4/10/2015    4/10/2015    2/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           71           74           75           75           75
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-M

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           164,234,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.653%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.68         4.68         4.68         4.68         4.68
---------------------------------------------------------------------------------
100.06250000          4.68         4.68         4.68         4.68         4.67
---------------------------------------------------------------------------------
100.12500000          4.67         4.67         4.67         4.67         4.67
---------------------------------------------------------------------------------
100.18750000          4.66         4.66         4.66         4.66         4.66
---------------------------------------------------------------------------------
100.25000000          4.65         4.65         4.65         4.65         4.65
---------------------------------------------------------------------------------
100.31250000          4.64         4.64         4.64         4.64         4.64
---------------------------------------------------------------------------------
100.37500000          4.64         4.64         4.63         4.63         4.63
---------------------------------------------------------------------------------
100.43750000          4.63         4.63         4.63         4.63         4.63
---------------------------------------------------------------------------------
100.50000000          4.62         4.62         4.62         4.62         4.62
---------------------------------------------------------------------------------
100.56250000          4.61         4.61         4.61         4.61         4.61
---------------------------------------------------------------------------------
100.62500000          4.60         4.60         4.60         4.60         4.60
---------------------------------------------------------------------------------
100.68750000          4.60         4.60         4.59         4.59         4.59
---------------------------------------------------------------------------------
100.75000000          4.59         4.59         4.59         4.59         4.58
---------------------------------------------------------------------------------
100.81250000          4.58         4.58         4.58         4.58         4.58
---------------------------------------------------------------------------------
100.87500000          4.57         4.57         4.57         4.57         4.57
---------------------------------------------------------------------------------
100.93750000          4.56         4.56         4.56         4.56         4.56
---------------------------------------------------------------------------------
101.00000000          4.56         4.56         4.55         4.55         4.55
---------------------------------------------------------------------------------
WAL (YRS)             9.87         9.86         9.85         9.82         9.63
---------------------------------------------------------------------------------
MOD DUR               7.74         7.74         7.73         7.71         7.59
---------------------------------------------------------------------------------
FIRST PRIN PAY      5/10/2015   4/10/2015     4/10/2015    4/10/2015    2/10/2015
---------------------------------------------------------------------------------
MATURITY            5/10/2015   5/10/2015     5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           73           73           73           73           74
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-J

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2           Initial Balance:           108,805,000
Settlement Date:       06/28/05           Initial Pass-Through Rate:      4.703%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.73         4.73         4.73         4.73         4.73
---------------------------------------------------------------------------------
100.06250000          4.73         4.73         4.73         4.73         4.73
---------------------------------------------------------------------------------
100.12500000          4.72         4.72         4.72         4.72         4.72
---------------------------------------------------------------------------------
100.18750000          4.71         4.71         4.71         4.71         4.71
---------------------------------------------------------------------------------
100.25000000          4.70         4.70         4.70         4.70         4.70
---------------------------------------------------------------------------------
100.31250000          4.69         4.69         4.69         4.69         4.69
---------------------------------------------------------------------------------
100.37500000          4.69         4.69         4.69         4.69         4.68
---------------------------------------------------------------------------------
100.43750000          4.68         4.68         4.68         4.68         4.68
---------------------------------------------------------------------------------
100.50000000          4.67         4.67         4.67         4.67         4.67
---------------------------------------------------------------------------------
100.56250000          4.66         4.66         4.66         4.66         4.66
---------------------------------------------------------------------------------
100.62500000          4.65         4.65         4.65         4.65         4.65
---------------------------------------------------------------------------------
100.68750000          4.65         4.65         4.65         4.65         4.64
---------------------------------------------------------------------------------
100.75000000          4.64         4.64         4.64         4.64         4.64
---------------------------------------------------------------------------------
100.81250000          4.63         4.63         4.63         4.63         4.63
---------------------------------------------------------------------------------
100.87500000          4.62         4.62         4.62         4.62         4.62
---------------------------------------------------------------------------------
100.93750000          4.61         4.61         4.61         4.61         4.61
---------------------------------------------------------------------------------
101.00000000          4.61         4.61         4.61         4.61         4.60
---------------------------------------------------------------------------------
WAL (YRS)             9.87         9.87         9.87         9.87         9.70
---------------------------------------------------------------------------------
MOD DUR               7.72         7.72         7.72         7.72         7.62
---------------------------------------------------------------------------------
FIRST PRIN PAY      5/10/2015   5/10/2015     5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
MATURITY            5/10/2015   5/10/2015     5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           78           78           78           78           78
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
  TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12        3.486%
    1/4        3.486%
    1/2        3.486%
     2         3.486%
     3         3.532%
     5         3.630%
    10         3.900%
    30         4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS B

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2            Initial Balance:           43,111,000
Settlement Date:       06/28/05            Initial Pass-Through Rate:     4.782%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.81         4.81         4.81         4.81         4.81
---------------------------------------------------------------------------------
100.06250000          4.81         4.81         4.81         4.81         4.81
---------------------------------------------------------------------------------
100.12500000          4.80         4.80         4.80         4.80         4.80
---------------------------------------------------------------------------------
100.18750000          4.79         4.79         4.79         4.79         4.79
---------------------------------------------------------------------------------
100.25000000          4.78         4.78         4.78         4.78         4.78
---------------------------------------------------------------------------------
100.31250000          4.77         4.77         4.77         4.77         4.77
---------------------------------------------------------------------------------
100.37500000          4.77         4.77         4.77         4.77         4.76
---------------------------------------------------------------------------------
100.43750000          4.76         4.76         4.76         4.76         4.76
---------------------------------------------------------------------------------
100.50000000          4.75         4.75         4.75         4.75         4.75
---------------------------------------------------------------------------------
100.56250000          4.74         4.74         4.74         4.74         4.74
---------------------------------------------------------------------------------
100.62500000          4.73         4.73         4.73         4.73         4.73
---------------------------------------------------------------------------------
100.68750000          4.73         4.73         4.73         4.73         4.72
---------------------------------------------------------------------------------
100.75000000          4.72         4.72         4.72         4.72         4.72
---------------------------------------------------------------------------------
100.81250000          4.71         4.71         4.71         4.71         4.71
---------------------------------------------------------------------------------
100.87500000          4.70         4.70         4.70         4.70         4.70
---------------------------------------------------------------------------------
100.93750000          4.69         4.69         4.69         4.69         4.69
---------------------------------------------------------------------------------
101.00000000          4.69         4.69         4.69         4.69         4.68
---------------------------------------------------------------------------------
WAL (YRS)             9.87         9.87         9.87         9.87         9.70
---------------------------------------------------------------------------------
MOD DUR               7.69         7.69         7.69         7.69         7.59
---------------------------------------------------------------------------------
FIRST PRIN PAY      5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
MATURITY            5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           86           86           86           86           86
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS C

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2            Initial Balance:           16,423,000
Settlement Date:       06/28/05            Initial Pass-Through Rate:     4.831%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.86         4.86         4.86         4.86         4.86
---------------------------------------------------------------------------------
100.06250000          4.86         4.86         4.86         4.86         4.86
---------------------------------------------------------------------------------
100.12500000          4.85         4.85         4.85         4.85         4.85
---------------------------------------------------------------------------------
100.18750000          4.84         4.84         4.84         4.84         4.84
---------------------------------------------------------------------------------
100.25000000          4.83         4.83         4.83         4.83         4.83
---------------------------------------------------------------------------------
100.31250000          4.82         4.82         4.82         4.82         4.82
---------------------------------------------------------------------------------
100.37500000          4.82         4.82         4.82         4.82         4.81
---------------------------------------------------------------------------------
100.43750000          4.81         4.81         4.81         4.81         4.81
---------------------------------------------------------------------------------
100.50000000          4.80         4.80         4.80         4.80         4.80
---------------------------------------------------------------------------------
100.56250000          4.79         4.79         4.79         4.79         4.79
---------------------------------------------------------------------------------
100.62500000          4.78         4.78         4.78         4.78         4.78
---------------------------------------------------------------------------------
100.68750000          4.78         4.78         4.78         4.78         4.77
---------------------------------------------------------------------------------
100.75000000          4.77         4.77         4.77         4.77         4.77
---------------------------------------------------------------------------------
100.81250000          4.76         4.76         4.76         4.76         4.76
---------------------------------------------------------------------------------
100.87500000          4.75         4.75         4.75         4.75         4.75
---------------------------------------------------------------------------------
100.93750000          4.74         4.74         4.74         4.74         4.74
---------------------------------------------------------------------------------
101.00000000          4.73         4.73         4.73         4.73         4.73
---------------------------------------------------------------------------------
WAL (YRS)             9.87         9.87         9.87         9.87         9.70
---------------------------------------------------------------------------------
MOD DUR               7.67         7.67         7.67         7.67         7.57
---------------------------------------------------------------------------------
FIRST PRIN PAY      5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
MATURITY            5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           91           91           91           91           91
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS D

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2            Initial Balance:           28,741,000
Settlement Date:       06/28/05            Initial Pass-Through Rate:     4.890%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------
PREPAYMENT (CPR)   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

During YM             0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Penalty        0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------
During Open           0.00%       25.00%       50.00%       75.00%       100.00%
---------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5
---------------------------------------------------------------------------------

100.00000000          4.92         4.92         4.92         4.92         4.92
---------------------------------------------------------------------------------
100.06250000          4.92         4.92         4.92         4.92         4.92
---------------------------------------------------------------------------------
100.12500000          4.91         4.91         4.91         4.91         4.91
---------------------------------------------------------------------------------
100.18750000          4.90         4.90         4.90         4.90         4.90
---------------------------------------------------------------------------------
100.25000000          4.89         4.89         4.89         4.89         4.89
---------------------------------------------------------------------------------
100.31250000          4.88         4.88         4.88         4.88         4.88
---------------------------------------------------------------------------------
100.37500000          4.88         4.88         4.88         4.88         4.87
---------------------------------------------------------------------------------
100.43750000          4.87         4.87         4.87         4.87         4.87
---------------------------------------------------------------------------------
100.50000000          4.86         4.86         4.86         4.86         4.86
---------------------------------------------------------------------------------
100.56250000          4.85         4.85         4.85         4.85         4.85
---------------------------------------------------------------------------------
100.62500000          4.84         4.84         4.84         4.84         4.84
---------------------------------------------------------------------------------
100.68750000          4.83         4.83         4.83         4.83         4.83
---------------------------------------------------------------------------------
100.75000000          4.83         4.83         4.83         4.83         4.83
---------------------------------------------------------------------------------
100.81250000          4.82         4.82         4.82         4.82         4.82
---------------------------------------------------------------------------------
100.87500000          4.81         4.81         4.81         4.81         4.81
---------------------------------------------------------------------------------
100.93750000          4.80         4.80         4.80         4.80         4.80
---------------------------------------------------------------------------------
101.00000000          4.79         4.79         4.79         4.79         4.79
---------------------------------------------------------------------------------
WAL (YRS)             9.87         9.87         9.87         9.87         9.70
---------------------------------------------------------------------------------
MOD DUR               7.65         7.65         7.65         7.65         7.55
---------------------------------------------------------------------------------
FIRST PRIN PAY      5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
MATURITY            5/10/2015    5/10/2015    5/10/2015    5/10/2015    3/10/2015
---------------------------------------------------------------------------------
YIELD SPREAD           97           97           97           97           97
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised

Initial Balance is as of June 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
   1/4          3.486%
   1/2          3.486%
    2           3.486%
    3           3.532%
    5           3.630%
   10           3.900%
   30           4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          PRICE/YIELD TABLE - CLASS XC

--------------------------------------------------------------------------------
Security ID:        BACM 2005-2         Initial Balance:           1,642,344,323
Settlement Date:       06/28/05         Initial Pass-Through Rate:       0.0437%
Accrual Start Date:    06/01/05
First Pay Date:        07/10/05
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)            SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6
-------------------------------------------------------------------------------------------------------

During YM                       0.00%       0.00%        0.00%        0.00%         0.00%        0.00%
-------------------------------------------------------------------------------------------------------
During Penalty                100.00%       0.00%        0.00%        0.00%       100.00%      100.00%
-------------------------------------------------------------------------------------------------------
During Open                   100.00%       0.00%        0.00%        0.00%       100.00%      100.00%
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
DEFUALT (CDR)               SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6
-------------------------------------------------------------------------------------------------------

Default Rate                   0.00%        0.00%        2.00%        3.00%        2.00%        3.00%
-------------------------------------------------------------------------------------------------------
Loss Severity                  0.00%        0.00%       35.00%       35.00%       35.00%       35.00%
-------------------------------------------------------------------------------------------------------
Lag (months)                     0            0           12           12           12           12
-------------------------------------------------------------------------------------------------------
Default Starting in Month        0            0           25           25           25           25
-------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                            SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6
-------------------------------------------------------------------------------------------------------

1.326690000                    7.04         7.67         5.61         4.69         4.97         4.04
-------------------------------------------------------------------------------------------------------
1.342310000                    6.84         7.47         5.42         4.50         4.77         3.84
-------------------------------------------------------------------------------------------------------
1.357940000                    6.64         7.28         5.23         4.31         4.57         3.65
-------------------------------------------------------------------------------------------------------
1.373560000                    6.45         7.09         5.04         4.12         4.38         3.46
-------------------------------------------------------------------------------------------------------
1.389190000                    6.26         6.90         4.85         3.93         4.19         3.27
-------------------------------------------------------------------------------------------------------
1.404810000                    6.07         6.71         4.66         3.75         4.01         3.08
-------------------------------------------------------------------------------------------------------
1.420440000                    5.88         6.53         4.48         3.57         3.82         2.90
-------------------------------------------------------------------------------------------------------
1.436060000                    5.70         6.35         4.30         3.39         3.64         2.72
-------------------------------------------------------------------------------------------------------
1.451690000                    5.52         6.17         4.13         3.21         3.46         2.54
-------------------------------------------------------------------------------------------------------
1.467310000                    5.34         5.99         3.95         3.04         3.29         2.37
-------------------------------------------------------------------------------------------------------
1.482940000                    5.16         5.82         3.78         2.87         3.11         2.20
-------------------------------------------------------------------------------------------------------
1.498560000                    4.99         5.64         3.61         2.70         2.94         2.03
-------------------------------------------------------------------------------------------------------
1.514190000                    4.82         5.47         3.44         2.53         2.77         1.86
-------------------------------------------------------------------------------------------------------
1.529810000                    4.65         5.31         3.27         2.37         2.60         1.69
-------------------------------------------------------------------------------------------------------
1.545440000                    4.48         5.14         3.11         2.21         2.44         1.53
-------------------------------------------------------------------------------------------------------
1.561060000                    4.32         4.98         2.95         2.05         2.27         1.37
-------------------------------------------------------------------------------------------------------
1.576690000                    4.15         4.82         2.79         1.89         2.11         1.21
-------------------------------------------------------------------------------------------------------
WAL (YRS)                      7.57         7.78         7.49         7.35          7.3         7.17
-------------------------------------------------------------------------------------------------------
MOD DUR                        5.981        6.042        6.106        6.153        6.044        6.09
-------------------------------------------------------------------------------------------------------
FIRST PRIN PAY              07/10/2005    7/10/2005   07/10/2005   07/10/2005   07/10/2005   07/10/2005
-------------------------------------------------------------------------------------------------------
MATURITY                    05/10/2015    7/10/2015   07/10/2015   07/10/2015   05/10/2015   05/10/2015
-------------------------------------------------------------------------------------------------------
YIELD SPREAD                  175.01       238.67        36.07        -54.2       -29.06       -120.21
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Exercised

Initial Balance is as ofJune 2005

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------
   TREASURY CURVE AS OF
-------------------------
TERM (YRS)   YIELD (BEY%)
----------   ------------
   1/12         3.486%
    1/4         3.486%
    1/2         3.486%
     2          3.486%
     3          3.532%
     5          3.630%
    10          3.900%
    30          4.259%
-------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act")
or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c)
otherwise in accordance with the terms of the Pooling and Servicing Agreement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

BANC OF AMERICA SECURITIES LLC

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation would be illegal.
This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).
incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



------------------------------------------------------------------------------------------------------------------------------------
                        CUT-OFF           PERIOD 1-6         PERIOD 7-12        PERIOD 13-18       PERIOD 19-24       PERIOD 25-30
CLASS    RATING         BALANCE         PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
A1-A   AAA / AAA                  -                  -                   -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
A-1    AAA / AAA      23,600,000.00      20,223,000.00       15,786,000.00                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
A-2    AAA / AAA     137,100,000.00     137,100,000.00      137,100,000.00     121,244,000.00      84,670,000.00                  -
------------------------------------------------------------------------------------------------------------------------------------
A-3    AAA / AAA     236,800,000.00     236,800,000.00      236,800,000.00     236,800,000.00     236,800,000.00     157,499,000.00
------------------------------------------------------------------------------------------------------------------------------------
A4     AAA / AAA     206,700,000.00     206,700,000.00      206,700,000.00     206,700,000.00     206,700,000.00     206,700,000.00
------------------------------------------------------------------------------------------------------------------------------------
A-AB   AAA / AAA      66,510,000.00      66,510,000.00       66,510,000.00      66,510,000.00      66,510,000.00      66,510,000.00
------------------------------------------------------------------------------------------------------------------------------------
A-5    AAA / AAA     478,931,000.00     478,931,000.00      478,931,000.00     478,931,000.00     478,931,000.00     478,931,000.00
------------------------------------------------------------------------------------------------------------------------------------
A-J1   AAA / AAA     164,234,000.00     164,234,000.00      164,234,000.00     164,234,000.00     164,234,000.00     164,234,000.00
------------------------------------------------------------------------------------------------------------------------------------
AJ-2   AAA / AAA     108,805,000.00     108,805,000.00      108,805,000.00     108,805,000.00     108,805,000.00     108,805,000.00
------------------------------------------------------------------------------------------------------------------------------------
B      AA / AA        43,111,000.00      43,111,000.00       43,111,000.00      43,111,000.00      43,111,000.00      43,111,000.00
------------------------------------------------------------------------------------------------------------------------------------
C      AA- / AA-      16,423,000.00      16,423,000.00       16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------------------------
D      A / A          28,741,000.00      28,741,000.00       28,741,000.00      28,741,000.00      28,741,000.00      28,741,000.00
------------------------------------------------------------------------------------------------------------------------------------
E      A- / A-        16,423,000.00      16,423,000.00       16,423,000.00      16,423,000.00      16,423,000.00      16,423,000.00
------------------------------------------------------------------------------------------------------------------------------------
F      BBB+ / BBB+    20,530,000.00      20,530,000.00       20,530,000.00      20,530,000.00      20,530,000.00      20,530,000.00
------------------------------------------------------------------------------------------------------------------------------------
G      BBB / BBB      18,477,000.00      18,477,000.00       18,477,000.00      18,477,000.00      18,477,000.00      18,477,000.00
------------------------------------------------------------------------------------------------------------------------------------
H      BBB- / BBB-    18,476,000.00      18,476,000.00       18,476,000.00      18,476,000.00      18,476,000.00      18,476,000.00
------------------------------------------------------------------------------------------------------------------------------------
J      BB+ / BB+       8,212,000.00       8,212,000.00        8,212,000.00       8,212,000.00       8,212,000.00       8,212,000.00
------------------------------------------------------------------------------------------------------------------------------------
K      BB / BB         6,159,000.00       6,159,000.00        6,159,000.00       6,159,000.00       6,159,000.00       5,354,000.00
------------------------------------------------------------------------------------------------------------------------------------
L      BB- / BB-       6,159,000.00       6,159,000.00        6,159,000.00       6,159,000.00       6,159,000.00                  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total              1,605,391,000.00   1,602,014,000.00    1,597,577,000.00   1,565,935,000.00   1,529,361,000.00   1,358,426,000.00
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
             PERIOD 31-36        PERIOD 37-42       PERIOD 43-48         PERIOD 49-54        PERIOD 55-60       PERIOD 61-66
CLASS      PAC IO NOTIONAL     PAC IO NOTIONAL    PAC IO NOTIONAL      PAC IO NOTIONAL     PAC IO NOTIONAL    PAC IO NOTIONAL
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
A1-A                     -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
A-1                      -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
A-2                      -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
A-3         129,920,000.00      104,607,000.00      17,693,000.00                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
A4          206,700,000.00      206,700,000.00     206,700,000.00       196,770,000.00      53,863,000.00      35,486,000.00
--------------------------------------------------------------------------------------------------------------------------------
A-AB         63,341,000.00       58,848,000.00      53,980,000.00        50,454,000.00      49,254,000.00      44,261,000.00
--------------------------------------------------------------------------------------------------------------------------------
A-5         478,931,000.00      478,931,000.00     478,931,000.00       478,931,000.00     478,931,000.00     478,931,000.00
--------------------------------------------------------------------------------------------------------------------------------
A-J1        164,234,000.00      164,234,000.00     164,234,000.00       164,234,000.00     164,234,000.00     164,234,000.00
--------------------------------------------------------------------------------------------------------------------------------
AJ-2        108,805,000.00      108,805,000.00     108,805,000.00       108,805,000.00     108,805,000.00     108,805,000.00
--------------------------------------------------------------------------------------------------------------------------------
B            43,111,000.00       43,111,000.00      43,111,000.00        43,111,000.00      43,111,000.00      43,111,000.00
--------------------------------------------------------------------------------------------------------------------------------
C            16,423,000.00       16,423,000.00      16,423,000.00        16,423,000.00      16,423,000.00      16,423,000.00
--------------------------------------------------------------------------------------------------------------------------------
D            28,741,000.00       28,741,000.00      28,741,000.00        28,741,000.00      28,741,000.00      28,741,000.00
--------------------------------------------------------------------------------------------------------------------------------
E            16,423,000.00       16,423,000.00      16,423,000.00        16,423,000.00      16,423,000.00      10,252,000.00
--------------------------------------------------------------------------------------------------------------------------------
F            20,530,000.00       20,530,000.00      20,530,000.00        15,808,000.00       4,227,000.00                  -
--------------------------------------------------------------------------------------------------------------------------------
G            18,477,000.00       18,477,000.00       8,310,000.00                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
H            17,497,000.00        3,431,000.00                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
J                        -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
K                        -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------
L                        -                   -                  -                    -                  -                  -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total     1,313,133,000.00    1,269,261,000.00   1,163,881,000.00     1,119,700,000.00     964,012,000.00     930,244,000.00
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
            PERIOD 67-72       PERIOD 73-78     PERIOD 79-84     PERIOD 85-90    PERIOD 91-96
CLASS     PAC IO NOTIONAL    PAC IO NOTIONAL  PAC IO NOTIONAL  PAC IO NOTIONAL  PAC IO NOTIONAL
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
A1-A                   -                 -                -                -               -
---------------------------------------------------------------------------------------------
A-1                    -                 -                -                -               -
---------------------------------------------------------------------------------------------
A-2                    -                 -                -                -               -
---------------------------------------------------------------------------------------------
A-3                    -                 -                -                -               -
---------------------------------------------------------------------------------------------
A4         18,724,000.00                 -                -                -               -
---------------------------------------------------------------------------------------------
A-AB       38,211,000.00                 -                -                -               -
---------------------------------------------------------------------------------------------
A-5       478,931,000.00    379,684,000.00   352,669,000.00                -               -
---------------------------------------------------------------------------------------------
A-J1      164,234,000.00    164,234,000.00   164,234,000.00                -               -
---------------------------------------------------------------------------------------------
AJ-2      108,805,000.00    108,805,000.00   108,805,000.00                -               -
---------------------------------------------------------------------------------------------
B          43,111,000.00     43,111,000.00    43,111,000.00                -               -
---------------------------------------------------------------------------------------------
C          16,423,000.00     16,423,000.00    16,423,000.00                -               -
---------------------------------------------------------------------------------------------
D          28,741,000.00     19,402,000.00    10,593,000.00                -               -
---------------------------------------------------------------------------------------------
E             262,000.00                 -                -                -               -
---------------------------------------------------------------------------------------------
F                      -                 -                -                -               -
---------------------------------------------------------------------------------------------
G                      -                 -                -                -               -
---------------------------------------------------------------------------------------------
H                      -                 -                -                -               -
---------------------------------------------------------------------------------------------
J                      -                 -                -                -               -
---------------------------------------------------------------------------------------------
K                      -                 -                -                -               -
---------------------------------------------------------------------------------------------
L                      -                 -                -                -               -
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total     897,442,000.00    731,659,000.00   695,835,000.00                -               -
---------------------------------------------------------------------------------------------


        PAYMENT DATE             PERIOD                STRIP
            4/1/2005                      0
            5/1/2005                      1                   4.96670%
            6/1/2005                      2                   5.12070%
            7/1/2005                      3                   5.12080%
            8/1/2005                      4                   4.96690%
            9/1/2005                      5                   5.12100%
           10/1/2005                      6                   4.96710%
           11/1/2005                      7                   4.96720%
           12/1/2005                      8                   4.96730%
            1/1/2006                      9                   4.96760%
            2/1/2006                     10                   5.12150%
            3/1/2006                     11                   4.96760%
            4/1/2006                     12                   5.12170%
            5/1/2006                     13                   4.96780%
            6/1/2006                     14                   5.12180%
            7/1/2006                     15                   5.12190%
            8/1/2006                     16                   4.96790%
            9/1/2006                     17                   5.12180%
           10/1/2006                     18                   4.96780%
           11/1/2006                     19                   4.96770%
           12/1/2006                     20                   4.96770%
            1/1/2007                     21                   4.96880%
            2/1/2007                     22                   5.12150%
            3/1/2007                     23                   4.96750%
            4/1/2007                     24                   5.12130%
            5/1/2007                     25                   4.96740%
            6/1/2007                     26                   5.12120%
            7/1/2007                     27                   5.12110%
            8/1/2007                     28                   4.96330%
            9/1/2007                     29                   5.12310%
           10/1/2007                     30                   4.96930%
           11/1/2007                     31                   5.12320%
           12/1/2007                     32                   5.09050%
            1/1/2008                     33                   5.09050%
            2/1/2008                     34                   5.24710%
            3/1/2008                     35                   5.09030%
            4/1/2008                     36                   5.24690%
            5/1/2008                     37                   5.09020%
            6/1/2008                     38                   5.24680%
            7/1/2008                     39                   5.24670%
            8/1/2008                     40                   5.09000%
            9/1/2008                     41                   5.24660%
           10/1/2008                     42                   5.08990%
           11/1/2008                     43                   5.08980%
           12/1/2008                     44                   5.08980%
            1/1/2009                     45                   5.09000%
            2/1/2009                     46                   5.24620%
            3/1/2009                     47                   5.08950%
            4/1/2009                     48                   5.24610%
            5/1/2009                     49                   5.08940%
            6/1/2009                     50                   5.24590%
            7/1/2009                     51                   5.24580%
            8/1/2009                     52                   5.08920%
            9/1/2009                     53                   5.27660%
           10/1/2009                     54                   5.11970%
           11/1/2009                     55                   5.11970%
           12/1/2009                     56                   5.14660%
            1/1/2010                     57                   5.14690%
            2/1/2010                     58                   5.34180%
            3/1/2010                     59                   5.16850%
            4/1/2010                     60                   5.34170%
            5/1/2010                     61                   5.16840%
            6/1/2010                     62                   5.34160%
            7/1/2010                     63                   5.34160%
            8/1/2010                     64                   5.16830%
            9/1/2010                     65                   5.34150%
           10/1/2010                     66                   5.16820%
           11/1/2010                     67                   5.16810%
           12/1/2010                     68                   5.16810%
            1/1/2011                     69                   5.16840%
            2/1/2011                     70                   5.34120%
            3/1/2011                     71                   5.16790%
            4/1/2011                     72                   5.34110%
            5/1/2011                     73                   5.16780%
            6/1/2011                     74                   5.34360%
            7/1/2011                     75                   5.34350%
            8/1/2011                     76                   5.17010%
            9/1/2011                     77                   5.34340%
           10/1/2011                     78                   5.22100%
           11/1/2011                     79                   5.39600%
           12/1/2011                     80                   5.22100%
            1/1/2012                     81                   5.22110%
            2/1/2012                     82                   5.39480%
            3/1/2012                     83                   5.26090%
            4/1/2012                     84                   5.43730%

From: CHRIS SPRINGER, BANCOF AMERICA SECU
At: 6/15 12:54

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-2 $1.64B NEW ISSUE CMBS

Lead-Mgr:    Banc of America Securities LLC
Co-Managers: Bear, Stearns & Co. Inc./Deutsche Bank Securities Inc.

Expected Timing
Settlement          - Tuesday June 28, 2005
Dated Date          - June 1, 2005
Legal Final         - July 10, 2043
1st Coupon Pay Date - July 10, 2005

CLASS CUSIP
A1  05947U L5 5
A2  05947U L6 3
A3  05947U L7 1
A4  05947U L8 9
AAB 05947U L9 7
A5  05947U M2 1
AM  05947U M3 9
AJ  05947U M4 7
XP  05947U M5 4
B   05947U M6 2
C   05947U M7 0
D   05947U M8 8

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and other underwriters, and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Geordie Walker/Chris Springer at Bank of
America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Such
securities may not be suitable for all investors.
--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein.
You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.



BACM 2005-2                                                                               BANC OF AMERICA SECURITIES
XP

----------------------------------------------------------------------------------------------------------------------------------

        PAYMENT                     PRINCIPAL   INTEREST    INTEREST   INTEREST              TOTAL                        COUPON
PERIOD   DATE        BEG BALANCE     PAYMENT      DUE       PAYMENT      SHORT   EXPENSE    PAYMENT       END BALANCE      PAID
----------------------------------------------------------------------------------------------------------------------------------

  1    07/10/2005  1,602,014,000.00      0.00  305,455.44  305,455.44      0.00     0.00  305,455.44   1,602,014,000.00  0.2288%
  2    08/10/2005  1,602,014,000.00      0.00  495,766.59  495,766.59      0.00     0.00  495,766.59   1,602,014,000.00  0.3714%
  3    09/10/2005  1,602,014,000.00      0.00  495,890.16  495,890.16      0.00     0.00  495,890.16   1,602,014,000.00  0.3715%
  4    10/10/2005  1,602,014,000.00      0.00  305,702.60  305,702.60      0.00     0.00  305,702.60   1,602,014,000.00  0.2290%
  5    11/10/2005  1,602,014,000.00      0.00  496,137.32  496,137.32      0.00     0.00  496,137.32   1,602,014,000.00  0.3716%
  6    12/10/2005  1,602,014,000.00      0.00  305,949.75  305,949.75      0.00     0.00  305,949.75   1,597,577,000.00  0.2292%
  7    01/10/2006  1,597,577,000.00      0.00  302,852.07  302,852.07      0.00     0.00  302,852.07   1,597,577,000.00  0.2275%
  8    02/10/2006  1,597,577,000.00      0.00  302,975.28  302,975.28      0.00     0.00  302,975.28   1,597,577,000.00  0.2276%
  9    03/10/2006  1,597,577,000.00      0.00  303,344.91  303,344.91      0.00     0.00  303,344.91   1,597,577,000.00  0.2279%
  10   04/10/2006  1,597,577,000.00      0.00  492,963.43  492,963.43      0.00     0.00  492,963.43   1,597,577,000.00  0.3703%
  11   05/10/2006  1,597,577,000.00      0.00  303,344.91  303,344.91      0.00     0.00  303,344.91   1,597,577,000.00  0.2279%
  12   06/10/2006  1,597,577,000.00      0.00  493,209.85  493,209.85      0.00     0.00  493,209.85   1,565,935,000.00  0.3705%
  13   07/10/2006  1,565,935,000.00      0.00  285,003.45  285,003.45      0.00     0.00  285,003.45   1,565,935,000.00  0.2184%
  14   08/10/2006  1,565,935,000.00      0.00  470,684.46  470,684.46      0.00     0.00  470,684.46   1,565,935,000.00  0.3607%
  15   09/10/2006  1,565,935,000.00      0.00  470,805.03  470,805.03      0.00     0.00  470,805.03   1,565,935,000.00  0.3608%
  16   10/10/2006  1,565,935,000.00      0.00  285,124.02  285,124.02      0.00     0.00  285,124.02   1,565,935,000.00  0.2185%
  17   11/10/2006  1,565,935,000.00      0.00  470,684.46  470,684.46      0.00     0.00  470,684.46   1,565,935,000.00  0.3607%
  18   12/10/2006  1,565,935,000.00      0.00  285,003.45  285,003.45      0.00     0.00  285,003.45   1,529,361,000.00  0.2184%
  19   01/10/2007  1,529,361,000.00      0.00  268,464.20  268,464.20      0.00     0.00  268,464.20   1,529,361,000.00  0.2106%
  20   02/10/2007  1,529,361,000.00      0.00  268,464.20  268,464.20      0.00     0.00  268,464.20   1,529,361,000.00  0.2106%
  21   03/10/2007  1,529,361,000.00      0.00  269,756.97  269,756.97      0.00     0.00  269,756.97   1,529,361,000.00  0.2117%
  22   04/10/2007  1,529,361,000.00      0.00  449,216.50  449,216.50      0.00     0.00  449,216.50   1,529,361,000.00  0.3525%
  23   05/10/2007  1,529,361,000.00      0.00  268,229.15  268,229.15      0.00     0.00  268,229.15   1,529,361,000.00  0.2105%
  24   06/10/2007  1,529,361,000.00      0.00  448,981.45  448,981.45      0.00     0.00  448,981.45   1,358,426,000.00  0.3523%
  25   07/10/2007  1,358,426,000.00      0.00  203,031.99  203,031.99      0.00     0.00  203,031.99   1,358,426,000.00  0.1794%
  26   08/10/2007  1,358,426,000.00      0.00  361,876.12  361,876.12      0.00     0.00  361,876.12   1,358,426,000.00  0.3197%
  27   09/10/2007  1,358,426,000.00      0.00  361,772.84  361,772.84      0.00     0.00  361,772.84   1,358,426,000.00  0.3196%
  28   10/10/2007  1,358,426,000.00      0.00  198,822.67  198,822.67      0.00     0.00  198,822.67   1,358,426,000.00  0.1756%
  29   11/10/2007  1,358,426,000.00      0.00  363,838.43  363,838.43      0.00     0.00  363,838.43   1,358,426,000.00  0.3214%
  30   12/10/2007  1,358,426,000.00      0.00  204,994.31  204,994.31      0.00     0.00  204,994.31   1,313,133,000.00  0.1811%
  31   01/10/2008  1,313,133,000.00      0.00  344,396.54  344,396.54      0.00     0.00  344,396.54   1,313,133,000.00  0.3147%
  32   02/10/2008  1,313,133,000.00      0.00  311,831.65  311,831.65      0.00     0.00  311,831.65   1,313,133,000.00  0.2850%
  33   03/10/2008  1,313,133,000.00      0.00  311,831.65  311,831.65      0.00     0.00  311,831.65   1,313,133,000.00  0.2850%
  34   04/10/2008  1,313,133,000.00      0.00  467,784.63  467,784.63      0.00     0.00  467,784.63   1,313,133,000.00  0.4275%
  35   05/10/2008  1,313,133,000.00      0.00  311,632.47  311,632.47      0.00     0.00  311,632.47   1,313,133,000.00  0.2848%
  36   06/10/2008  1,313,133,000.00      0.00  467,585.45  467,585.45      0.00     0.00  467,585.45   1,269,261,000.00  0.4273%
  37   07/10/2008  1,269,261,000.00      0.00  299,547.82  299,547.82      0.00     0.00  299,547.82   1,269,261,000.00  0.2832%
  38   08/10/2008  1,269,261,000.00      0.00  451,611.12  451,611.12      0.00     0.00  451,611.12   1,269,261,000.00  0.4270%
  39   09/10/2008  1,269,261,000.00      0.00  451,514.02  451,514.02      0.00     0.00  451,514.02   1,269,261,000.00  0.4269%
  40   10/10/2008  1,269,261,000.00      0.00  299,353.61  299,353.61      0.00     0.00  299,353.61   1,269,261,000.00  0.2830%
  41   11/10/2008  1,269,261,000.00      0.00  451,416.91  451,416.91      0.00     0.00  451,416.91   1,269,261,000.00  0.4268%
  42   12/10/2008  1,269,261,000.00      0.00  299,256.51  299,256.51      0.00     0.00  299,256.51   1,163,881,000.00  0.2829%
  43   01/10/2009  1,163,881,000.00      0.00  261,507.07  261,507.07      0.00     0.00  261,507.07   1,163,881,000.00  0.2696%
  44   02/10/2009  1,163,881,000.00      0.00  261,507.07  261,507.07      0.00     0.00  261,507.07   1,163,881,000.00  0.2696%
  45   03/10/2009  1,163,881,000.00      0.00  261,685.98  261,685.98      0.00     0.00  261,685.98   1,163,881,000.00  0.2698%
  46   04/10/2009  1,163,881,000.00      0.00  401,413.91  401,413.91      0.00     0.00  401,413.91   1,163,881,000.00  0.4139%
  47   05/10/2009  1,163,881,000.00      0.00  261,238.71  261,238.71      0.00     0.00  261,238.71   1,163,881,000.00  0.2693%
  48   06/10/2009  1,163,881,000.00      0.00  401,324.45  401,324.45      0.00     0.00  401,324.45   1,119,700,000.00  0.4138%
  49   07/10/2009  1,119,700,000.00      0.00  249,561.40  249,561.40      0.00     0.00  249,561.40   1,119,700,000.00  0.2675%
  50   08/10/2009  1,119,700,000.00      0.00  385,495.35  385,495.35      0.00     0.00  385,495.35   1,119,700,000.00  0.4131%
  51   09/10/2009  1,119,700,000.00      0.00  385,408.49  385,408.49      0.00     0.00  385,408.49   1,119,700,000.00  0.4130%
  52   10/10/2009  1,119,700,000.00      0.00  249,387.68  249,387.68      0.00     0.00  249,387.68   1,119,700,000.00  0.2673%
  53   11/10/2009  1,119,700,000.00      0.00  412,160.98  412,160.98      0.00     0.00  412,160.98   1,119,700,000.00  0.4417%
  54   12/10/2009  1,119,700,000.00      0.00  275,879.60  275,879.60      0.00     0.00  275,879.60     964,012,000.00  0.2957%
  55   01/10/2010    964,012,000.00      0.00  227,260.52  227,260.52      0.00     0.00  227,260.52     964,012,000.00  0.2829%
  56   02/10/2010    964,012,000.00      0.00  247,395.12  247,395.12      0.00     0.00  247,395.12     964,012,000.00  0.3080%
  57   03/10/2010    964,012,000.00      0.00  247,619.67  247,619.67      0.00     0.00  247,619.67     964,012,000.00  0.3082%
  58   04/10/2010    964,012,000.00      0.00  393,502.00  393,502.00      0.00     0.00  393,502.00     964,012,000.00  0.4898%
  59   05/10/2010    964,012,000.00      0.00  263,787.24  263,787.24      0.00     0.00  263,787.24     964,012,000.00  0.3284%
  60   06/10/2010    964,012,000.00      0.00  393,427.15  393,427.15      0.00     0.00  393,427.15     930,244,000.00  0.4897%
  61   07/10/2010    930,244,000.00      0.00  254,766.85  254,766.85      0.00     0.00  254,766.85     930,244,000.00  0.3286%
  62   08/10/2010    930,244,000.00      0.00  381,033.69  381,033.69      0.00     0.00  381,033.69     930,244,000.00  0.4915%
  63   09/10/2010    930,244,000.00      0.00  381,033.69  381,033.69      0.00     0.00  381,033.69     930,244,000.00  0.4915%
  64   10/10/2010    930,244,000.00      0.00  254,693.95  254,693.95      0.00     0.00  254,693.95     930,244,000.00  0.3286%
  65   11/10/2010    930,244,000.00      0.00  380,960.79  380,960.79      0.00     0.00  380,960.79     930,244,000.00  0.4914%
  66   12/10/2010    930,244,000.00      0.00  254,621.05  254,621.05      0.00     0.00  254,621.05     897,442,000.00  0.3285%
  67   01/10/2011    897,442,000.00      0.00  245,779.82  245,779.82      0.00     0.00  245,779.82     897,442,000.00  0.3286%
  68   02/10/2011    897,442,000.00      0.00  245,779.82  245,779.82      0.00     0.00  245,779.82     897,442,000.00  0.3286%
  69   03/10/2011    897,442,000.00      0.00  245,992.82  245,992.82      0.00     0.00  245,992.82     897,442,000.00  0.3289%
  70   04/10/2011    897,442,000.00      0.00  368,683.12  368,683.12      0.00     0.00  368,683.12     897,442,000.00  0.4930%
  71   05/10/2011    897,442,000.00      0.00  245,637.81  245,637.81      0.00     0.00  245,637.81     897,442,000.00  0.3285%
  72   06/10/2011    897,442,000.00      0.00  368,612.12  368,612.12      0.00     0.00  368,612.12     731,659,000.00  0.4929%
  73   07/10/2011    731,659,000.00      0.00  192,665.68  192,665.68      0.00     0.00  192,665.68     731,659,000.00  0.3160%
  74   08/10/2011    731,659,000.00      0.00  294,605.36  294,605.36      0.00     0.00  294,605.36     731,659,000.00  0.4832%
  75   09/10/2011    731,659,000.00      0.00  294,547.38  294,547.38      0.00     0.00  294,547.38     731,659,000.00  0.4831%
  76   10/10/2011    731,659,000.00      0.00  193,999.37  193,999.37      0.00     0.00  193,999.37     731,659,000.00  0.3182%
  77   11/10/2011    731,659,000.00      0.00  294,489.39  294,489.39      0.00     0.00  294,489.39     731,659,000.00  0.4830%
  78   12/10/2011    731,659,000.00      0.00  223,514.32  223,514.32      0.00     0.00  223,514.32     695,835,000.00  0.3666%
  79   01/10/2012    695,835,000.00      0.00  310,703.52  310,703.52      0.00     0.00  310,703.52     695,835,000.00  0.5358%
  80   02/10/2012    695,835,000.00      0.00  213,167.41  213,167.41      0.00     0.00  213,167.41     695,835,000.00  0.3676%
  81   03/10/2012    695,835,000.00      0.00  213,223.15  213,223.15      0.00     0.00  213,223.15     695,835,000.00  0.3677%
  82   04/10/2012    695,835,000.00      0.00  310,034.70  310,034.70      0.00     0.00  310,034.70     695,835,000.00  0.5347%
  83   05/10/2012    695,835,000.00      0.00  235,405.64  235,405.64      0.00     0.00  235,405.64     695,835,000.00  0.4060%
  84   06/10/2012    695,835,000.00      0.00  333,722.04  333,722.04      0.00     0.00  333,722.04               0.00  0.5755%
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------

                   CURRENT
         PREPAY    WRITEDOWN
PERIOD PENALTIES    AMOUNT
-----------------------------

  1         0.00        0.00
  2         0.00        0.00
  3         0.00        0.00
  4         0.00        0.00
  5         0.00        0.00
  6         0.00        0.00
  7         0.00        0.00
  8         0.00        0.00
  9         0.00        0.00
  10        0.00        0.00
  11        0.00        0.00
  12        0.00        0.00
  13        0.00        0.00
  14        0.00        0.00
  15        0.00        0.00
  16        0.00        0.00
  17        0.00        0.00
  18        0.00        0.00
  19        0.00        0.00
  20        0.00        0.00
  21        0.00        0.00
  22        0.00        0.00
  23        0.00        0.00
  24        0.00        0.00
  25        0.00        0.00
  26        0.00        0.00
  27        0.00        0.00
  28        0.00        0.00
  29        0.00        0.00
  30        0.00        0.00
  31        0.00        0.00
  32        0.00        0.00
  33        0.00        0.00
  34        0.00        0.00
  35        0.00        0.00
  36        0.00        0.00
  37        0.00        0.00
  38        0.00        0.00
  39        0.00        0.00
  40        0.00        0.00
  41        0.00        0.00
  42        0.00        0.00
  43        0.00        0.00
  44        0.00        0.00
  45        0.00        0.00
  46        0.00        0.00
  47        0.00        0.00
  48        0.00        0.00
  49        0.00        0.00
  50        0.00        0.00
  51        0.00        0.00
  52        0.00        0.00
  53        0.00        0.00
  54        0.00        0.00
  55        0.00        0.00
  56        0.00        0.00
  57        0.00        0.00
  58        0.00        0.00
  59        0.00        0.00
  60        0.00        0.00
  61        0.00        0.00
  62        0.00        0.00
  63        0.00        0.00
  64        0.00        0.00
  65        0.00        0.00
  66        0.00        0.00
  67        0.00        0.00
  68        0.00        0.00
  69        0.00        0.00
  70        0.00        0.00
  71        0.00        0.00
  72        0.00        0.00
  73        0.00        0.00
  74        0.00        0.00
  75        0.00        0.00
  76        0.00        0.00
  77        0.00        0.00
  78        0.00        0.00
  79        0.00        0.00
  80        0.00        0.00
  81        0.00        0.00
  82        0.00        0.00
  83        0.00        0.00
  84        0.00        0.00
-----------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the 'material'), is for your private information and Banc of
America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         PRICE/YIELD TABLE - CLASS A-1



------------------------------------------------------------------------------------------------------------------------------------
Security ID:                 BACM 2005-2                                               Initial Balance:                   23,600,000
Settlement Date:                  06/28/05                                             Initial Pass-Through Rate:            3.8950%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                 SCENARIO 1          SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

During YM                           0.00%              0.00%               0.00%                0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%              25.00%             50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%              25.00%             50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1          SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
           99.50000000              4.24                4.25               4.25                 4.25                    4.25
------------------------------------------------------------------------------------------------------------------------------------
           99.56250000              4.19                4.20               4.20                 4.20                    4.20
------------------------------------------------------------------------------------------------------------------------------------
           99.62500000              4.14                4.15               4.15                 4.15                    4.15
------------------------------------------------------------------------------------------------------------------------------------
           99.68750000              4.10                4.10               4.10                 4.10                    4.10
------------------------------------------------------------------------------------------------------------------------------------
           99.75000000              4.05                4.05               4.05                 4.05                    4.05
------------------------------------------------------------------------------------------------------------------------------------
           99.81250000              4.00                4.00               4.00                 4.00                    4.00
------------------------------------------------------------------------------------------------------------------------------------
           99.87500000              3.95                3.95               3.95                 3.95                    3.95
------------------------------------------------------------------------------------------------------------------------------------
           99.93750000              3.90                3.90               3.90                 3.90                    3.90
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              3.85                3.85               3.85                 3.85                    3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              3.80                3.80               3.80                 3.80                    3.80
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              3.75                3.75               3.75                 3.75                    3.75
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              3.70                3.70               3.70                 3.70                    3.70
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              3.66                3.65               3.65                 3.65                    3.65
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              3.61                3.60               3.60                 3.60                    3.60
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              3.56                3.56               3.56                 3.56                    3.56
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              3.51                3.51               3.51                 3.51                    3.51
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              3.46                3.46               3.46                 3.46                    3.46
------------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                         1.35                1.33               1.33                 1.33                    1.33
------------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                           1.28                1.27               1.27                 1.27                    1.27
------------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY                    7/10/2005          7/10/2005           7/10/2005            7/10/2005               7/10/2005
------------------------------------------------------------------------------------------------------------------------------------
  MATURITY                        1/10/2008          10/10/2007         10/10/2007           10/10/2007              10/10/2007
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         36                  36                 36                   36                      36
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                 TREASURY CURVE AS OF
--------------------------------------------------------------------------                        ----------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)         YIELD (BEY%)
--------------------------------                                                                  ----------------------------------
Initial Balance is as of June 2005                                                                     1/12               3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                    1/4               3.486%
100% of All Prepayment Premiums are assumed to be collected                                             1/2               3.486%
Prepayment Premiums are allocated to one or more classes                                                 2                3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-           3                3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                3.630%
No Extensions on any Mortgage Loan                                                                      10                3.900%
No Delinquencies on any Mortgage Loan                                                                   30                4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-2



------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-2                                           Initial Balance:                    137,100,000
Settlement Date:                  06/28/05                                           Initial Pass-Through Rate:               4.213%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                 SCENARIO 1           SCENARIO 2       SCENARIO 3          SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

During YM                           0.00%               0.00%             0.00%               0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%               25.00%           50.00%              75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%               25.00%           50.00%              75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1           SCENARIO 2       SCENARIO 3          SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.21                 4.21             4.21                4.20                    4.20
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.18                 4.18             4.18                4.18                    4.17
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.15                 4.15             4.15                4.15                    4.14
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.13                 4.13             4.12                4.12                    4.11
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.10                 4.10             4.10                4.10                    4.08
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.07                 4.07             4.07                4.07                    4.06
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.05                 4.05             4.05                4.04                    4.03
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.02                 4.02             4.02                4.02                    4.00
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              3.99                 3.99             3.99                3.99                    3.97
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              3.97                 3.97             3.97                3.96                    3.94
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              3.94                 3.94             3.94                3.94                    3.91
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              3.92                 3.91             3.91                3.91                    3.88
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              3.89                 3.89             3.89                3.88                    3.85
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              3.86                 3.86             3.86                3.86                    3.82
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              3.84                 3.84             3.83                3.83                    3.79
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              3.81                 3.81             3.81                3.80                    3.77
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              3.78                 3.78             3.78                3.78                    3.74
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                           2.53                 2.52             2.51                2.48                    2.29
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                             2.36                 2.35             2.33                2.31                    2.14
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    1/10/2008           10/10/2007       10/10/2007          10/10/2007              10/10/2007
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                          1/10/2008           1/10/2008         1/10/2008           1/10/2008               1/10/2008
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         48                   48               48                  48                      47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         ASSUMPTIONS                                                                                       TREASURY CURVE AS OF
--------------------------------                                                                       -----------------------------
1% Cleanup Call is Not Exercised                                                                       TERM (YRS)       YIELD (BEY%)
--------------------------------                                                                       -----------------------------
Initial Balance is as of June 2005                                                                        1/12             3.486%
----------------------------------                                                                     -----------------------------
Prepay Rates are a Constant % of CPR                                                                       1/4             3.486%
100% of All Prepayment Premiums are assumed to be collected                                                1/2             3.486%
Prepayment Premiums are allocated to one or more classes                                                    2              3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-              3              3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                         5              3.630%
No Extensions on any Mortgage Loan                                                                         10              3.900%
No Delinquencies on any Mortgage Loan                                                                      30              4.259%
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-2                                           Initial Balance:                    236,800,000
Settlement Date:                  06/28/05                                           Initial Pass-Through Rate:               4.377%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                 Scenario 1          Scenario 2       Scenario 3           Scenario 4              Scenario 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                           0.00%              0.00%             0.00%                0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%              25.00%           50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%              25.00%           50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1          Scenario 2       Scenario 3           Scenario 4              Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.39                4.39             4.39                 4.39                    4.39
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.37                4.37             4.37                 4.37                    4.37
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.36                4.36             4.36                 4.36                    4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.34                4.34             4.34                 4.34                    4.34
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.33                4.33             4.33                 4.33                    4.32
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.31                4.31             4.31                 4.31                    4.31
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.30                4.30             4.30                 4.30                    4.29
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.28                4.28             4.28                 4.28                    4.28
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              4.27                4.27             4.27                 4.27                    4.26
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              4.25                4.25             4.25                 4.25                    4.24
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              4.24                4.24             4.24                 4.24                    4.23
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              4.22                4.22             4.22                 4.22                    4.21
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              4.21                4.21             4.21                 4.20                    4.20
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              4.19                4.19             4.19                 4.19                    4.18
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              4.18                4.18             4.17                 4.17                    4.16
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              4.16                4.16             4.16                 4.16                    4.15
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              4.15                4.14             4.14                 4.14                    4.13
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                           4.57                4.56             4.54                 4.52                    4.35
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                             4.06                4.05             4.03                 4.01                    3.88
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                   10/10/2009          5/10/2009         5/10/2009            5/10/2009               5/10/2009
------------------------------------------------------------------------------------------------------------------------------------
Maturity                          6/10/2010          6/10/2010         6/10/2010            6/10/2010               6/10/2010
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                         66                  66               66                   66                      66
------------------------------------------------------------------------------------------------------------------------------------

           Assumptions                                                                                         Treasury Curve as of
----------------------------------                                                                     -----------------------------
1% Cleanup Call is Not Exercised                                                                         Term (Yrs)     Yield (BEY%)
----------------------------------                                                                     -----------------------------
Initial Balance is as of June 2005                                                                          1/12           3.486%
----------------------------------                                                                     -----------------------------
Prepay Rates are a Constant % of CPR                                                                         1/4           3.486%
100% of All Prepayment Premiums are assumed to be collected                                                  1/2           3.486%
Prepayment Premiums are allocated to one or more classes                                                      2            3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-                3            3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                           5            3.630%
No Extensions on any Mortgage Loan                                                                           10            3.900%
No Delinquencies on any Mortgage Loan                                                                        30            4.259%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          PRICE/YIELD TABLE - CLASS A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                     BACM 2005-2                                             Initial Balance:               206,700,000
Settlement Date:                    06/28/05                                             Initial Pass-Through Rate:          4.486%
Accrual Start Date:                 06/01/05
First Pay Date:                     07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                   SCENARIO 1           SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                             0.00%               0.00%               0.00%                0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                        0.00%               25.00%             50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                           0.00%               25.00%             50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1           SCENARIO 2         SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000                4.51                 4.51               4.51                 4.51                    4.51
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000                4.50                 4.50               4.50                 4.50                    4.50
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000                4.49                 4.49               4.49                 4.49                    4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000                4.48                 4.48               4.47                 4.47                    4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000                4.46                 4.46               4.46                 4.46                    4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000                4.45                 4.45               4.45                 4.45                    4.45
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000                4.44                 4.44               4.44                 4.44                    4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000                4.43                 4.43               4.43                 4.43                    4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000                4.42                 4.42               4.42                 4.42                    4.42
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000                4.41                 4.41               4.41                 4.41                    4.40
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000                4.40                 4.40               4.40                 4.40                    4.39
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000                4.39                 4.39               4.39                 4.39                    4.38
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000                4.38                 4.38               4.38                 4.37                    4.37
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000                4.37                 4.37               4.36                 4.36                    4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000                4.35                 4.35               4.35                 4.35                    4.35
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000                4.34                 4.34               4.34                 4.34                    4.33
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000                4.33                 4.33               4.33                 4.33                    4.32
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                             6.69                 6.66               6.64                 6.59                    6.33
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                               5.66                 5.64               5.62                 5.59                    5.39
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                     10/10/2011           7/10/2011           7/10/2011            7/10/2011               7/10/2011
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                            4/10/2012           4/10/2012           4/10/2012            4/10/2012               4/10/2012
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                           70                   70                 70                   70                      71
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                       TERM (YRS)       YIELD (BEY%)
----------------------------------                                                                     -----------------------------
Initial Balance is as of June 2005                                                                       1/12                3.486%
----------------------------------                                                                     -----------------------------
Prepay Rates are a Constant % of CPR                                                                      1/4                3.486%
100% of All Prepayment Premiums are assumed to be collected                                               1/2                3.486%
Prepayment Premiums are allocated to one or more classes                                                   2                 3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-             3                 3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5                 3.630%
No Extensions on any Mortgage Loan                                                                        10                 3.900%
No Delinquencies on any Mortgage Loan                                                                     30                 4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                         PRICE/YIELD TABLE - CLASS A-AB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-2                                               Initial Balance:                 66,510,000
Settlement Date:                  06/28/05                                               Initial Pass-Through Rate:           4.464%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                 SCENARIO 1          SCENARIO 2           SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                           0.00%              0.00%                 0.00%                0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%              25.00%               50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%              25.00%               50.00%               75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1          SCENARIO 2           SCENARIO 3           SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.48                4.48                 4.48                 4.48                    4.48
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.47                4.47                 4.47                 4.47                    4.47
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.46                4.46                 4.46                 4.46                    4.46
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.45                4.45                 4.45                 4.45                    4.45
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.44                4.44                 4.44                 4.44                    4.44
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.43                4.43                 4.43                 4.43                    4.43
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.41                4.41                 4.41                 4.41                    4.41
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.40                4.40                 4.40                 4.40                    4.40
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              4.39                4.39                 4.39                 4.39                    4.39
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              4.38                4.38                 4.38                 4.38                    4.38
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              4.37                4.37                 4.37                 4.37                    4.37
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              4.36                4.36                 4.36                 4.36                    4.36
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              4.35                4.35                 4.35                 4.35                    4.35
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              4.33                4.33                 4.33                 4.33                    4.33
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              4.32                4.32                 4.32                 4.32                    4.32
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              4.31                4.31                 4.31                 4.31                    4.31
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              4.30                4.30                 4.30                 4.30                    4.30
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                           6.34                6.34                 6.34                 6.34                    6.34
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                             5.34                5.34                 5.34                 5.34                    5.34
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    1/10/2008          1/10/2008             1/10/2008            1/10/2008               1/10/2008
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                         12/10/2014          10/10/2014           10/10/2014            9/10/2014               9/10/2014
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         69                  69                   69                   69                      69
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                        TERM (YRS)      YIELD (BEY%)
--------------------------------                                                                        ----------------------------
Initial Balance is as of June 2005                                                                         1/12            3.486%
--------------------------------                                                                        ----------------------------
Prepay Rates are a Constant % of CPR                                                                        1/4            3.486%
100% of All Prepayment Premiums are assumed to be collected                                                 1/2            3.486%
Prepayment Premiums are allocated to one or more classes                                                     2             3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-               3             3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                          5             3.630%
No Extensions on any Mortgage Loan                                                                          10             3.900%
No Delinquencies on any Mortgage Loan                                                                       30             4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC

                          PRICE/YIELD TABLE - CLASS A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-2                                              Initial Balance:                 478,931,000
Settlement Date:                  06/28/05                                              Initial Pass-Through Rate:            4.626%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                 SCENARIO 1          SCENARIO 2       SCENARIO 3         SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

During YM                           0.00%              0.00%             0.00%              0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%              25.00%           50.00%             75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%              25.00%           50.00%             75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1          SCENARIO 2       SCENARIO 3         SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.66                4.66             4.66               4.66                    4.66
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.65                4.65             4.65               4.65                    4.65
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.64                4.64             4.64               4.64                    4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.63                4.63             4.63               4.63                    4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.62                4.62             4.62               4.62                    4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.61                4.61             4.61               4.61                    4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.61                4.61             4.61               4.61                    4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.60                4.60             4.60               4.60                    4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              4.59                4.59             4.59               4.59                    4.59
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              4.58                4.58             4.58               4.58                    4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              4.57                4.57             4.57               4.57                    4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              4.57                4.57             4.57               4.57                    4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              4.56                4.56             4.56               4.56                    4.56
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              4.55                4.55             4.55               4.55                    4.55
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              4.54                4.54             4.54               4.54                    4.54
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              4.53                4.53             4.53               4.53                    4.53
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              4.53                4.53             4.53               4.53                    4.52
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                           9.68                9.67             9.65               9.63                    9.47
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                             7.64                7.63             7.61               7.60                    7.51
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                   12/10/2014          10/10/2014       10/10/2014          9/10/2014               9/10/2014
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                          5/10/2015          5/10/2015         4/10/2015          4/10/2015               2/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         71                  71               71                 71                      72
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)         YIELD (BEY%)
--------------------------------                                                                    ------------------------------
Initial Balance is as of June 2005                                                                     1/12               3.486%
--------------------------------                                                                    ------------------------------
Prepay Rates are a Constant % of CPR                                                                    1/4               3.486%
100% of All Prepayment Premiums are assumed to be collected                                             1/2               3.486%
Prepayment Premiums are allocated to one or more classes                                                 2                3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-           3                3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                3.630%
No Extensions on any Mortgage Loan                                                                      10                3.900%
No Delinquencies on any Mortgage Loan                                                                   30                4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
BANC OF AMERICA SECURITIES LLC

              PRICE/YIELD TABLE - CLASS A-M



------------------------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM 2005-2                                             Initial Balance:                164,234,000
Settlement Date:                   06/28/05                                             Initial Pass-Through Rate:           4.653%
Accrual Start Date:                06/01/05
First Pay Date:                    07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1          SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

During YM                            0.00%              0.00%                0.00%               0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                       0.00%              25.00%              50.00%              75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%              25.00%              50.00%              75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1          SCENARIO 2          SCENARIO 3          SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000               4.68                4.68                4.68                4.68                    4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000               4.68                4.68                4.68                4.68                    4.67
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000               4.67                4.67                4.67                4.67                    4.67
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000               4.66                4.66                4.66                4.66                    4.66
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000               4.65                4.65                4.65                4.65                    4.65
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000               4.64                4.64                4.64                4.64                    4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000               4.64                4.64                4.64                4.63                    4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000               4.63                4.63                4.63                4.63                    4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000               4.62                4.62                4.62                4.62                    4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000               4.61                4.61                4.61                4.61                    4.61
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000               4.60                4.60                4.60                4.60                    4.60
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000               4.60                4.60                4.60                4.59                    4.59
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000               4.59                4.59                4.59                4.59                    4.59
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000               4.58                4.58                4.58                4.58                    4.58
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000               4.57                4.57                4.57                4.57                    4.57
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000               4.56                4.56                4.56                4.56                    4.56
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000               4.56                4.56                4.56                4.55                    4.55
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                            9.87                9.87                9.86                9.84                    9.64
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                              7.74                7.74                7.74                7.72                    7.60
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                     5/10/2015          5/10/2015            4/10/2015           4/10/2015               2/10/2015
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                           5/10/2015          5/10/2015            5/10/2015           5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                          73                  73                  73                  73                      74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                      TREASURY CURVE AS OF
--------------------------------                                                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                      TERM (YRS)        YIELD (BEY%)
--------------------------------                                                                    ------------------------------
Initial Balance is as of June 2005                                                                       1/12              3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                      1/4              3.486%
100% of All Prepayment Premiums are assumed to be collected                                               1/2              3.486%
Prepayment Premiums are allocated to one or more classes                                                   2               3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-             3               3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5               3.630%
No Extensions on any Mortgage Loan                                                                        10               3.900%
No Delinquencies on any Mortgage Loan                                                                     30               4.259%
No Defaults on any Mortgage Loan


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

BANC OF AMERICA SECURITIES LLC

              PRICE/YIELD TABLE - CLASS A-J

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-2                                                Initial Balance:               108,805,000
Settlement Date:                  06/28/05                                                Initial Pass-Through Rate:          4.703%
Accrual Start Date:               06/01/05
First Pay Date:                   07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                 SCENARIO 1          SCENARIO 2           SCENARIO 3            SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                           0.00%              0.00%                 0.00%                 0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                      0.00%              25.00%               50.00%                75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                         0.00%              25.00%               50.00%                75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1          SCENARIO 2           SCENARIO 3            SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.73                4.73                 4.73                  4.73                    4.73
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.73                4.73                 4.73                  4.73                    4.73
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.72                4.72                 4.72                  4.72                    4.72
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.71                4.71                 4.71                  4.71                    4.71
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.70                4.70                 4.70                  4.70                    4.70
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.69                4.69                 4.69                  4.69                    4.69
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.69                4.69                 4.69                  4.69                    4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.68                4.68                 4.68                  4.68                    4.68
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              4.67                4.67                 4.67                  4.67                    4.67
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              4.66                4.66                 4.66                  4.66                    4.66
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              4.65                4.65                 4.65                  4.65                    4.65
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              4.65                4.65                 4.65                  4.65                    4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              4.64                4.64                 4.64                  4.64                    4.64
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              4.63                4.63                 4.63                  4.63                    4.63
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              4.62                4.62                 4.62                  4.62                    4.62
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              4.61                4.61                 4.61                  4.61                    4.61
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              4.61                4.61                 4.61                  4.61                    4.60
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                           9.87                9.87                 9.87                  9.87                    9.70
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                             7.72                7.72                 7.72                  7.72                    7.62
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    5/10/2015          5/10/2015             5/10/2015             5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                          5/10/2015          5/10/2015             5/10/2015             5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         78                  78                   78                    78                      78
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                 TREASURY CURVE AS OF
--------------------------------                                                              --------------------------------------
1% Cleanup Call is Not Exercised                                                                 TERM (YRS)             YIELD (BEY%)
--------------------------------                                                              --------------------------------------
Initial Balance is as of June 2005                                                                  1/12                   3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                   3.486%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                   3.486%
Prepayment Premiums are allocated to one or more classes                                              2                    3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                    3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                    3.630%
No Extensions on any Mortgage Loan                                                                   10                    3.900%
No Delinquencies on any Mortgage Loan                                                                30                    4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.
BANC OF AMERICA SECURITIES LLC

                           PRICE/YIELD TABLE - CLASS B



------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM 2005-2                                                Initial Balance:                     43,111,000
Settlement Date:                 06/28/05                                            Initial Pass-Through Rate:               4.782%
Accrual Start Date:              06/01/05
First Pay Date:                  07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                SCENARIO 1         SCENARIO 2         SCENARIO 3              SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

During YM                          0.00%             0.00%               0.00%                   0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                     0.00%             25.00%             50.00%                  75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                        0.00%             25.00%             50.00%                  75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                SCENARIO 1         SCENARIO 2         SCENARIO 3              SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000             4.81               4.81               4.81                    4.81                    4.81
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000             4.81               4.81               4.81                    4.81                    4.81
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000             4.80               4.80               4.80                    4.80                    4.80
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000             4.79               4.79               4.79                    4.79                    4.79
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000             4.78               4.78               4.78                    4.78                    4.78
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000             4.77               4.77               4.77                    4.77                    4.77
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000             4.77               4.77               4.77                    4.77                    4.76
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000             4.76               4.76               4.76                    4.76                    4.76
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000             4.75               4.75               4.75                    4.75                    4.75
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000             4.74               4.74               4.74                    4.74                    4.74
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000             4.73               4.73               4.73                    4.73                    4.73
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000             4.73               4.73               4.73                    4.73                    4.72
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000             4.72               4.72               4.72                    4.72                    4.72
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000             4.71               4.71               4.71                    4.71                    4.71
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000             4.70               4.70               4.70                    4.70                    4.70
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000             4.69               4.69               4.69                    4.69                    4.69
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000             4.69               4.69               4.69                    4.69                    4.68
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                          9.87               9.87               9.87                    9.87                    9.70
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                            7.69               7.69               7.69                    7.69                    7.59
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                   5/10/2015         5/10/2015           5/10/2015               5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                         5/10/2015         5/10/2015           5/10/2015               5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                        86                 86                 86                      86                      86
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                         TREASURY CURVE AS OF
-----------------------------------------------------------------------------------            -------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)         YIELD (BEY%)
                                                                                               -------------------------------------
Initial Balance is as of June 2005                                                                     1/12               3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                    1/4               3.486%
100% of All Prepayment Premiums are assumed to be collected                                             1/2               3.486%
Prepayment Premiums are allocated to one or more classes                                                 2                3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-           3                3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                3.630%
No Extensions on any Mortgage Loan                                                                      10                3.900%
No Delinquencies on any Mortgage Loan                                                                   30                4.259%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

             RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
             --------------------------------------------------------------------------------


This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS C



------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM 2005-2                                                Initial Balance:                     16,423,000
Settlement Date:                 06/28/05                                            Initial Pass-Through Rate:               4.831%
Accrual Start Date:              06/01/05
First Pay Date:                  07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT (CPR)                SCENARIO 1        SCENARIO 2       SCENARIO 3              SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                          0.00%            0.00%             0.00%                   0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                     0.00%            25.00%           50.00%                  75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                        0.00%            25.00%           50.00%                  75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 SCENARIO 1           SCENARIO 2         SCENARIO 3              SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000              4.86                 4.86               4.86                    4.86                    4.86
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000              4.86                 4.86               4.86                    4.86                    4.86
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000              4.85                 4.85               4.85                    4.85                    4.85
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000              4.84                 4.84               4.84                    4.84                    4.84
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000              4.83                 4.83               4.83                    4.83                    4.83
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000              4.82                 4.82               4.82                    4.82                    4.82
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000              4.82                 4.82               4.82                    4.82                    4.81
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000              4.81                 4.81               4.81                    4.81                    4.81
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000              4.80                 4.80               4.80                    4.80                    4.80
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000              4.79                 4.79               4.79                    4.79                    4.79
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000              4.78                 4.78               4.78                    4.78                    4.78
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000              4.78                 4.78               4.78                    4.78                    4.77
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000              4.77                 4.77               4.77                    4.77                    4.77
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000              4.76                 4.76               4.76                    4.76                    4.76
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000              4.75                 4.75               4.75                    4.75                    4.75
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000              4.74                 4.74               4.74                    4.74                    4.74
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000              4.73                 4.73               4.73                    4.73                    4.73
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                           9.87                 9.87               9.87                    9.87                    9.70
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                             7.67                 7.67               7.67                    7.67                    7.57
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    5/10/2015           5/10/2015           5/10/2015               5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                          5/10/2015           5/10/2015           5/10/2015               5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         91                   91                 91                      91                      91
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                   TREASURY CURVE AS OF
-----------------------------------------------------------------------------------           --------------------------------------
1% Cleanup Call is Not Exercised                                                                    TERM (YRS)        YIELD (BEY%)
                                                                                              --------------------------------------
Initial Balance is as of June 2005                                                                     1/12              3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                    1/4              3.486%
100% of All Prepayment Premiums are assumed to be collected                                             1/2              3.486%
Prepayment Premiums are allocated to one or more classes                                                 2               3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-           3               3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5               3.630%
No Extensions on any Mortgage Loan                                                                      10               3.900%
No Delinquencies on any Mortgage Loan                                                                   30               4.259%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

             RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           PRICE/YIELD TABLE - CLASS D


------------------------------------------------------------------------------------------------------------------------------------
Security ID:                      BACM 2005-2                                       Initial Balance:                     28,741,000
Settlement Date:                         06/28/05                                   Initial Pass-Through Rate:               4.890%
Accrual Start Date:                      06/01/05
First Pay Date:                          07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT (CPR)                        SCENARIO 1        SCENARIO 2        SCENARIO 3         SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                                  0.00%            0.00%              0.00%              0.00%                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                             0.00%            25.00%            50.00%             75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                                0.00%            25.00%            50.00%             75.00%                  100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        SCENARIO 1        SCENARIO 2        SCENARIO 3         SCENARIO 4              SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
          100.00000000                     4.92              4.92              4.92               4.92                    4.92
------------------------------------------------------------------------------------------------------------------------------------
          100.06250000                     4.92              4.92              4.92               4.92                    4.92
------------------------------------------------------------------------------------------------------------------------------------
          100.12500000                     4.91              4.91              4.91               4.91                    4.91
------------------------------------------------------------------------------------------------------------------------------------
          100.18750000                     4.90              4.90              4.90               4.90                    4.90
------------------------------------------------------------------------------------------------------------------------------------
          100.25000000                     4.89              4.89              4.89               4.89                    4.89
------------------------------------------------------------------------------------------------------------------------------------
          100.31250000                     4.88              4.88              4.88               4.88                    4.88
------------------------------------------------------------------------------------------------------------------------------------
          100.37500000                     4.88              4.88              4.88               4.88                    4.87
------------------------------------------------------------------------------------------------------------------------------------
          100.43750000                     4.87              4.87              4.87               4.87                    4.87
------------------------------------------------------------------------------------------------------------------------------------
          100.50000000                     4.86              4.86              4.86               4.86                    4.86
------------------------------------------------------------------------------------------------------------------------------------
          100.56250000                     4.85              4.85              4.85               4.85                    4.85
------------------------------------------------------------------------------------------------------------------------------------
          100.62500000                     4.84              4.84              4.84               4.84                    4.84
------------------------------------------------------------------------------------------------------------------------------------
          100.68750000                     4.83              4.83              4.83               4.83                    4.83
------------------------------------------------------------------------------------------------------------------------------------
          100.75000000                     4.83              4.83              4.83               4.83                    4.83
------------------------------------------------------------------------------------------------------------------------------------
          100.81250000                     4.82              4.82              4.82               4.82                    4.82
------------------------------------------------------------------------------------------------------------------------------------
          100.87500000                     4.81              4.81              4.81               4.81                    4.81
------------------------------------------------------------------------------------------------------------------------------------
          100.93750000                     4.80              4.80              4.80               4.80                    4.80
------------------------------------------------------------------------------------------------------------------------------------
          101.00000000                     4.79              4.79              4.79               4.79                    4.79
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                  9.87              9.87              9.87               9.87                    9.71
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                    7.65              7.65              7.65               7.65                    7.56
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                           5/10/2015        5/10/2015          5/10/2015          5/10/2015               3/10/2015
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                                 5/10/2015        5/10/2015          5/10/2015          5/10/2015               4/10/2015
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                                97                97                97                 97                      97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           ASSUMPTIONS                                                                                TREASURY CURVE AS OF
-----------------------------------------------------------------------------------            -------------------------------------
1% Cleanup Call is Not Exercised                                                                     TERM (YRS)       YIELD (BEY%)
--------------------------------                                                               -------------------------------------
Initial Balance is as of June 2005                                                                      1/12             3.486%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4             3.486%
100% of All Prepayment Premiums are assumed to be collected                                              1/2             3.486%
Prepayment Premiums are allocated to one or more classes                                                  2              3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-            3              3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                       5              3.630%
No Extensions on any Mortgage Loan                                                                       10              3.900%
No Delinquencies on any Mortgage Loan                                                                    30              4.259%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

             RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

          PRICE/YIELD TABLE - CLASS XP



-------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM 2005-2                                                Initial Balance:             1,602,014,000
Settlement Date:                   06/28/05                                              Initial Pass-Through Rate:         0.4150%
Accrual Start Date:                06/01/05
First Pay Date:                    07/10/05
-------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (CPR)                  SCENARIO 1          SCENARIO 2         SCENARIO 3          SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

During YM                            0.00%              25.00%             50.00%              75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                       0.00%              25.00%             50.00%              75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                          0.00%              25.00%             50.00%              75.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SCENARIO 1          SCENARIO 2         SCENARIO 3          SCENARIO 4           SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------------
         2.210100000                 6.16                6.71               6.90                6.65                 5.94
------------------------------------------------------------------------------------------------------------------------------------
         2.225720000                 5.92                6.47               6.66                6.40                 5.69
------------------------------------------------------------------------------------------------------------------------------------
         2.241350000                 5.68                6.22               6.41                6.16                 5.45
------------------------------------------------------------------------------------------------------------------------------------
         2.256970000                 5.44                5.98               6.17                5.92                 5.21
------------------------------------------------------------------------------------------------------------------------------------
         2.272600000                 5.20                5.75               5.93                5.68                 4.97
------------------------------------------------------------------------------------------------------------------------------------
         2.288230000                 4.97                5.51               5.70                5.45                 4.74
------------------------------------------------------------------------------------------------------------------------------------
         2.303850000                 4.74                5.28               5.47                5.21                 4.51
------------------------------------------------------------------------------------------------------------------------------------
         2.319480000                 4.51                5.05               5.24                4.98                 4.28
------------------------------------------------------------------------------------------------------------------------------------
         2.335100000                 4.29                4.83               5.01                4.75                 4.05
------------------------------------------------------------------------------------------------------------------------------------
         2.350730000                 4.07                4.60               4.78                4.53                 3.82
------------------------------------------------------------------------------------------------------------------------------------
         2.366350000                 3.85                4.38               4.56                4.30                 3.60
------------------------------------------------------------------------------------------------------------------------------------
         2.381980000                 3.63                4.16               4.34                4.08                 3.38
------------------------------------------------------------------------------------------------------------------------------------
         2.397600000                 3.41                3.94               4.12                3.86                 3.16
------------------------------------------------------------------------------------------------------------------------------------
         2.413230000                 3.20                3.73               3.90                3.65                 2.95
------------------------------------------------------------------------------------------------------------------------------------
         2.428850000                 2.99                3.51               3.69                3.43                 2.74
------------------------------------------------------------------------------------------------------------------------------------
         2.444480000                 2.78                3.30               3.48                3.22                 2.52
------------------------------------------------------------------------------------------------------------------------------------
         2.460100000                 2.57                3.09               3.27                3.01                 2.32
------------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                            5.17                5.17               5.17                5.13                 5.04
------------------------------------------------------------------------------------------------------------------------------------
MOD DUR                              2.95                2.93               2.91                2.91                 2.93
------------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                    12/10/2005          12/10/2005         12/10/2005          12/10/2005           12/10/2005
------------------------------------------------------------------------------------------------------------------------------------
MATURITY                           6/10/2012          6/10/2012           6/10/2012          6/10/2012             6/10/2012
------------------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                         65.01              118.66             136.85              111.7                 41.69
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         ASSUMPTIONS                                                                                  TREASURY CURVE AS OF
1% Cleanup Call is Exercised                                                                   TERM (YRS)          YIELD (BEY%)
--------------------------------                                                              --------------------------------
Initial Balance is as of June 2005                                                              1/12                3.486%
--------------------------------                                                              --------------------------------
Prepay Rates are a Constant % of CPR                                                            1/4                 3.486%
100% of All Prepayment Premiums are assumed to be collected                                     1/2                 3.486%
Prepayment Premiums are allocated to one or more classes                                         2                  3.486%
of the offered certificates as described under "Description of the Certificates-Distributions-   3                  3.532%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                              5                  3.630%
No Extensions on any Mortgage Loan                                                               10                 3.900%
No Delinquencies on any Mortgage Loan                                                            30                 4.259%
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC